UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

SUPERCLICK, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

Common Stock, $0.0006 par value, of Superclick, Inc.

	(2)	Aggregate number of securities to which transaction applies:

58,387,241 shares of Superclick, Inc. Common Stock (consisting of 45,959,870 shares of Common Stock outstanding on October 25, 2011, and 12,427,381 shares of Common Stock issuable pursuant to in-the-money options).

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$0.268 per share of Common Stock (the price per share negotiated in the transaction). See (4) below.

	(4)	Proposed maximum aggregate value of transaction:

$15,021,443.27 (equal to the sum of (A) 45,959,870 shares of Common Stock and (B) the aggregate value of in-the-money options to purchase 12,427,381 shares of Common Stock determined by taking the difference between $0.268 and the exercise price per share of each of the in-the-money options).

	(5)	Total fee paid:

$1,721.46

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION
Dated October 25, 2011
SPECIAL MEETING OF SHAREHOLDERS

MERGER PROPOSED - YOUR VOTE IS VERY IMPORTANT

Dear Shareholder:

You are cordially invited to attend a special meeting of the shareholders of Superclick, Inc. (“Superclick” or the “Company”), to be held at the Hyatt Regency Montreal, located at 1255 Jeanne-Mance, Montreal, Quebec H5B 1E5 on Thursday, December 15, 2011 at 10:00 a.m. local time.

As we previously announced, on September 23, 2011, Superclick entered into an Agreement and Plan of Merger (the “merger agreement”) with AT&T Corp. (“AT&T” or “Parent”) and SC Acquisition Co., a wholly owned subsidiary of AT&T (“Merger Sub”), pursuant to which Merger Sub will be merged with and into Superclick, upon the terms and conditions of the merger agreement, with Superclick surviving as a wholly owned subsidiary of AT&T.  If the merger is completed, you will be entitled to receive $0.268 in cash, without interest, for each share of Superclick common stock you own as of the time the merger becomes effective. The Superclick board of directors has determined that the merger agreement and the transactions contemplated by the merger agreement are advisable to, fair to and in the best interests of Superclick shareholders.

Our board of directors is soliciting your vote to amend Superclick’s Articles of Incorporation to clarify the number of votes necessary to approve certain corporate actions, including the merger. Superclick’s board of directors unanimously recommends that you vote “FOR” the proposal to adopt and approve the amendment to the Company’s Articles of Incorporation.

An affirmative vote of the holders of a majority of the shares of our common stock outstanding as of close of business on October 18, 2011, the record date of the special meeting, is required to approve the merger agreement. The Superclick board of directors unanimously recommends that you vote “FOR” the proposal to approve the merger agreement.

The Securities and Exchange Commission recently adopted rules that require us to seek a non-binding advisory vote with respect to certain payments that will or may be made to Superclick’s executive officers in connection with the merger. Accordingly, at the special meeting, you will also be asked to consider and vote upon a proposal to approve, on a non-binding advisory basis, the “golden parachute” compensation that certain executive officers of Superclick will or may receive in connection with the merger. For purposes of this proposal, “golden parachute” compensation is any type of compensation, whether present, deferred or contingent, that is based on or otherwise relates to the proposed merger pursuant to the arrangements entered into with Superclick. If a quorum is present, the affirmative vote of the majority of the shares represented at the special meeting, and entitled to vote on the proposal, and actually voting, on the proposal, is required to approve this proposal. The Superclick board of directors unanimously recommends that you vote “FOR” the proposal to approve, on a non-binding advisory basis, the “golden parachute” compensation that will or may be received by certain executive officers of Superclick in connection with the merger.

Your vote is important, regardless of the number of shares of Superclick common stock you own. Whether or not you plan to attend the special meeting, please complete, sign, date and return, as promptly as possible, the enclosed Proxy Card to us. If you fail to vote your shares or abstain from voting, it will have the same effect as a vote “AGAINST” the proposals to approve the amendment to the Company’s Articles of Incorporation and the merger agreement.  A failure to vote or an abstention will have no effect on the proposal regarding “golden parachute” compensation. If you attend the special meeting, you may vote in person even if you previously returned your Proxy.

If your shares of common stock are held in “street name” by your broker, bank or other nominee, your broker, bank or other nominee will be unable to vote your shares of Superclick common stock without instructions from you. You should instruct your broker, bank or other nominee how to vote your shares of Superclick common stock in accordance with the instructions provided by your broker, bank or other nominee. The failure to instruct your broker, bank or other nominee to vote your shares of Superclick common stock “FOR” the proposals to approve the amendment to the Company’s Articles of Incorporation and the merger agreement will have the same effect as a vote “AGAINST” the proposals to approve the amendment to the Company’s Articles of Incorporation and the merger agreement.

The accompanying proxy statement contains information about the merger, Superclick, the special meeting, the merger agreement and the plan of merger. You are encouraged to read carefully the accompanying proxy statement in its entirety.

Our board of directors and management appreciate your support of Superclick and we hope you will support this transaction.

Sincerely,

Todd M. Pitcher
Chairman and Secretary

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosure in this proxy statement. Any representation to the contrary is a criminal offense.

The proxy statement is dated October[____], 2011 and, together with the accompanying proxy card, is first being mailed to Superclick shareholders on or about October[____], 2011.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION
Dated October 25, 2011
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held December 15, 2011

Dear Shareholder:

Notice is hereby given that a special meeting of shareholders of Superclick, Inc. (“Superclick” or “Company”), a Washington corporation, will be held on Thursday, December 15, 2011, at 10:00 a.m. Local Time, at the Hyatt Regency Montreal, located at 1255 Jeanne-Mance, Montreal, Quebec H5B 1E5.

At the special meeting, you will be asked to:

1.	Approve an amendment to the Company’s Articles of Incorporation;

2.
Approve the Agreement and Plan of Merger, dated as of September 23, 2011 (the “merger agreement”), by and among AT&T Corp., a New York corporation (“AT&T” or “Parent”), SC Acquisition Co., a Washington corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Superclick;

3.
Consider and vote to approve, solely on a non-binding, advisory basis, “golden parachute” compensation that certain executive officers of Superclick will or may receive in connection with the merger under their existing agreements with Superclick; and

4.	Consider and vote on any procedural matters incident to the conduct of the special meeting, such as adjournment of the special meeting.

The foregoing items of business are more completely described in the proxy statement accompanying this notice. The Superclick board of directors recommends that Superclick shareholders vote “FOR” these proposals.

Your vote is important. An affirmative vote of the holders of the majority of shares of our common stock outstanding on the close of business on the record date for the special meeting is required to approve the amendment to the Company’s Articles of Incorporation and the merger agreement.  Pursuant to voting agreements, certain shareholders, including our Chief Executive Officer, Chief Financial Officer and certain directors (collectively, the “Voting Shareholders”) have agreed to vote their shares representing approximately 9.7% of the Superclick common stock outstanding, as of the record date, in favor of the proposal to adopt and approve the merger agreement.

Only shareholders who hold shares of Superclick common stock at the close of business on Tuesday, October 18, 2011 will be entitled to vote at the special meeting or any adjournments or postponements thereof. A list of shareholders entitled to vote at the special meeting will be available in Superclick’s’ office located at 10222 St. Michel, Montreal, Quebec H1H 5H1, during regular business hours for a period not less than ten days before the special meeting, as well as at the place of the special meeting during the special meeting.

For the security of everyone attending the special meeting, a shareholder must present photo identification to be admitted to the special meeting. Whether or not you plan to attend the special meeting in person, please vote in advance by marking, signing, dating and returning the proxy card in the enclosed postage-prepaid envelope. If your shares are held in “street name” by a broker, bank or other nominee and you wish to vote at the meeting, you must instruct your broker, banker or other nominee how to vote your shares of Superclick common stock in accordance with the instructions provided by your broker, bank or other nominee.

By Order of the Board of Directors,

Todd M. Pitcher
October [_], 2011	Chairman and Secretary

The Merger Agreement	45
The Merger	45
Effective Time	45
Merger Consideration	45
Dissenting Shares	46
Treatment of Superclick Stock Options	46
Payment and Exchange Procedures	46
Representations and Warranties	47
Conduct of Superclick’s Business Pending the Merger	50
Obligation to Call Special Meeting and Recommend the Merger Agreement	52
Proxy Statement	53
Restrictions on Solicitation of Third Party Acquisition Proposals	53
Agreement to Use Reasonable Best Efforts and Take Further Action	55
Employee Benefit Plans	55
Directors and Officers Indemnification and Insurance	56
Other Covenants and Agreements	57
Conditions to the Merger	57
Termination	59
Termination Fees and Expenses	60
Amendment and Waiver	60
Voting Agreement	61
Agreement to Vote and Irrevocable Proxy	61
Transfer Restrictions	62
“No Shop” Obligations	62
Termination	63
Litigation	63
Certain Material U.S. Federal Income Tax Consequences	63
Rights of Shareholders to Dissent	65
Advisory Vote on Golden Parachute (Proposal Three)	70
Adjournment of The Special Meeting (Proposal Four)	72
Shareholder Proposals	73
Other Matters	73
Where You Can Find More Information	73

Annex A: Agreement and Plan of Merger
Annex B: Proposed Amendment to the Articles of Incorporation
Annex C: Voting Agreement
Annex D: Executive Retention, Non-Competition and Non-Solicitation Agreement
Annex E: Opinion of Vantage Point Advisors
Annex F: Washington Business Corporations Act, RCW 23B.13

v

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The documents to which we refer in this proxy statement, contain “Forward-Looking Statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  These Forward-Looking Statements include, among other things, statements concerning whether the merger with Parent will close, whether conditions of the merger will be satisfied, the effect of the merger on our business and operating results and other statements qualified by words that just “expect,” “anticipate,” “intend,” “believe,” “estimate,” “should,” and similar words indicating future events.  These Forward-Looking Statements are based upon our current expectations, assumptions, estimates and projections and are subject to numerous risks and uncertainties that could cause actual results to differ materially from those described in these Forward-Looking statements, including among other things:

•	the failure of the merger to be completed;

•	the time at which the merger is completed;

•	the failure to obtain approval and adoption of the merger agreement by our shareholders;

•	the failure to satisfy the other conditions to the merger;

•	the diversion of our management’s attention from ongoing business concerns;

•	the effect of the announcement of the merger on our business relationships, operating results and business generally; and

•	the amount of costs, fees and expenses and changes related to the merger.

These statements made in this proxy statement represent our views as of the date of this proxy statement, and should not be assumed that the statements made herein remain accurate as of any future date.  Except to the extent required by applicable law or regulation, we undertake no duty to any person to update the statements made in this proxy statement under any circumstances.

For additional information about factors that could cause actual results to differ materially from those described in the Forward-Looking Statements, please see the reports that Superclick has filed with the Securities and Exchange Commission (the “SEC”) under “Where You Can Find More Information.”

QUESTIONS AND ANSWERS ABOUT THE MERGER

The following questions and answers are intended to address briefly some commonly asked questions regarding the Superclick special meeting of shareholders and the proposed merger. These questions and answers may not address all questions that may be important to you as a Superclick shareholder. To better understand these matters, and for a description of the legal terms governing the merger, you should carefully read this entire proxy statement, including the annexes and the documents to which we refer in this proxy statement.  See “Where You Can Find More Information.”

Unless otherwise indicated or required by the context, in this proxy statement, all references to “AT&T” refer to AT&T Corp.; all references to “Merger Sub” refer to SC Acquisition Co., a subsidiary of AT&T; all references to “Superclick” or “Company” refer to Superclick, Inc. and its subsidiaries; all references to the “merger agreement” refer to the Agreement and Plan of Merger, dated as of September 23, 2011, by and among Superclick, AT&T and Merger Sub, a copy of which is attached as Annex A to this proxy statement, as it may be amended from time to time; all references to the “merger” refer to the merger contemplated by the merger agreement; all references to the “record date” refers to October 18, 2011; all references to the “Voting Shareholders” refer to Sandro Natale, Paul Gulyas, George Vesnaver, Ronald Fon, Enrico Demarin and Jean Perrotti, who together own approximately 9.7% of the outstanding shares of Superclick common stock.

Q: Why am I receiving this document?

A: Superclick and AT&T have agreed to a merger between Superclick and Merger Sub, pursuant to which Superclick will become a wholly owned subsidiary of AT&T and will cease to be a publicly held corporation. Our board of directors is providing this proxy statement to give you information for use in determining how to vote in connection with the special meeting of shareholders. In order for the companies to complete the merger, the holders of a majority of the outstanding shares of Superclick common stock must vote to adopt the merger agreement. Superclick is holding a special meeting of shareholders solely to obtain such shareholder approval.

This document is being delivered to you as a proxy statement of Superclick by which the Superclick board of directors is soliciting proxies from you to vote on the amendment to the Company’s Articles of Incorporation and the adoption of the merger agreement, and on an advisory non-binding basis for compensation arrangements for certain of Superclick’s executive officers in connection with the merger at the special meeting or at any adjournment or postponement of the special meeting.

Q: What is the proposed transaction for which I am being asked to vote?

A: You are being asked to vote on the following proposals:

•	to approve the amendment to the Company’s Articles of Incorporation;

•	to approve the merger agreement among Superclick, AT&T and Merger Sub, and the related plan of merger;

•
to approve, solely on a non-binding, advisory basis, “golden parachute” compensation that certain executive officers of Superclick will or may receive in connection with the merger under their existing agreements with Superclick; and

•
to approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the amendment to the Company’s Articles of Incorporation and the merger agreement at the time of the special meeting.

Q: If the merger is completed, what will I receive for my shares of Superclick stock?

A: Upon completion of the merger, each share of Superclick common stock that is issued and outstanding will be cancelled and converted into the right to receive $0.268 in cash (the “Merger Consideration”).  See “The Merger Agreement – Merger Consideration” and “The Merger Agreement – Treatment of Superclick Stock Options.”

Q: How did you determine the Merger Consideration to be paid to holders of Superclick stock?

A: The Merger Consideration was determined as a result of arm’s length negotiations between Superclick and Superclick’s board of directors, on the one hand, and the management of AT&T, on the other hand.

Q: What will happen to Superclick as a result of the merger?

A: The merger will be accomplished through a merger of Merger Sub, with and into Superclick, with Superclick surviving the merger as a wholly owned subsidiary of AT&T. As a result of the merger, Superclick’s common stock will be cancelled and will no longer be publicly traded on the Over-the-Counter Bulletin Board.

Q: Why did the Superclick board of directors approve the merger agreement and the transactions contemplated by the merger agreement, including the merger?

A: To review the Superclick board of directors’ reasons for recommending and approving the merger agreement and the transactions contemplated by the merger agreement, see “The Merger – Reasons for the Merger – Superclick’s Reasons for the Merger.”

Q: How does the Superclick board of directors recommend that I vote?

A: After careful consideration, our board of directors unanimously recommends that you vote “FOR” the proposal to approve the amendment to our Articles of Incorporation.  The Superclick board of directors unanimously recommends that you vote your shares “FOR” the proposal to approve the merger agreement, “FOR the proposal to approve the “golden parachute” compensation that certain executive officers of Superclick will or may receive in connection with the merger under their existing agreements with Superclick, and “FOR” the proposal to adjourn the special meeting, if determined necessary and appropriate by Superclick to facilitate the approval of the merger agreement, including the solicitation of additional proxies if there are not sufficient votes at the time of the special meeting.

Q: Is the approval of shareholders necessary to adopt the merger agreement?

A: Approval of the merger agreement requires approval of the holders of a majority of the outstanding shares of Superclick common stock, voting together as a single class. On September 23, 2011, each of Sandro Natale, Paul Gulyas, George Vesnaver, Ronald Fon, Enrico Demarin and Jean Perrotti (collectively, the “Voting Shareholders”), who together owned approximately 9.7% of the outstanding shares of Superclick common stock as of October 18, 2011, the record date established for the special meeting, entered into a voting agreement with the Company and  AT&T.  Under the voting agreements, the Voting Shareholders agreed to vote all of their shares of Superclick common stock in favor of the approval and adoption of the merger agreement and the transactions contemplated by the merger agreement at any meeting of, or in connection with any proposed action by written consent of, Superclick shareholders at or in connection with which any of Superclick shareholders vote or execute consent with respect to the approval and adoption of the merger agreement or the transactions contemplated by the merger agreement. To secure their duties under the voting agreements, each of the Voting Shareholders irrevocably appointed an officer of AT & T as such Voting Shareholder’s proxy and attorney-in –fact, with full power of substitution and re-substitution to vote or execute consents, with respect to the shares of Superclick common stock owned by such Voting Shareholder. A voting agreement will terminate upon the earliest to occur of: (1) the closing of the merger, (2) any amendment to the merger agreement to decrease the merger consideration or otherwise alter the merger agreement in a manner  adverse to the Voting Shareholder in any material respect that has not been approved by such Voting Shareholder and (3) the termination of the merger agreement in accordance with its terms. A copy of the form of voting agreement is attached to this proxy statement as Annex C. These shareholders’ votes are not sufficient under Washington law to adopt the merger agreement.  See “Voting Agreement.”

Q: When and where will the special meeting be held?

A: The special meeting is scheduled to be held on December 15, 2011, at 10:00 a.m. EST located at Hyatt Regency Montreal, located at 1255 Jeanne-Mance.

Q: Who is entitled to vote at the special meeting?

A: The Superclick board of directors has fixed October 18, 2011 as the record date for the special meeting. If you were a Superclick shareholder as of the close of business on the record date, you are entitled to vote your Superclick shares at the special meeting.

Q: How many votes do I have?

A: You are entitled to one vote at the special meeting for each share of Superclick common stock that you owned as of the record date.  As of the close of business on the record date, there were 45,959,870 outstanding shares of Superclick common stock.

Q: What constitutes a quorum?

A: Shareholders who hold at least a majority of the outstanding shares of Superclick common stock as of the close of business on the record date must be present, either in person or represented by proxy, in order to constitute a quorum to conduct business at the special meeting.

Q: What is the difference between holding shares as a shareholder of record or in “street name”?

A: If your shares are registered directly in your name with Superclick’s transfer agent, First American Stock Transfer, you are considered, with respect to those shares, the “shareholder of record.” If you are a shareholder of record, this proxy statement and the enclosed proxy card have been sent directly to you by Superclick.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.”  This proxy statement has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record.  As the beneficial owner of shares held in street name, you have the right to direct your broker, bank or other nominee how to vote your shares by using the voting instruction card provided to your broker, bank or other nominee with this proxy statement. If you do not provide instructions on how to vote your shares to your broker, bank or other nominee, your shares will not be voted at the special meeting.  This will have the same effect as a vote “AGAINST” the amendment to the Articles of Incorporation and the merger agreement.

Q: How do I vote my shares at the special meeting?

A: If you are entitled to vote at the special meeting and you hold your shares in your own name, you can submit a proxy or vote in person by completing a ballot at the special meeting. However, in order to ensure your vote is counted if you are not able to attend the special meeting, Superclick encourages you to submit a proxy before the special meeting, even if you plan to attend the special meeting. If you are a shareholder of record, you may submit a proxy for your shares by completing signing and dating the enclosed proxy card and mailing it in the pre-paid envelope included with these proxy materials. If your shares are held by a broker, bank or other nominee, you may direct your broker, bank or other nominee to provide you with these materials.

Q: If my shares are held in “street name” by my broker, will my broker automatically vote my shares for me?

A: No. If your shares are held in an account at a broker, bank or other nominee, you must instruct the broker, bank or other nominee on how to vote your shares by following the instructions that the broker, bank or other nominee provides to you with these materials.

Brokers do not have discretionary authority to vote on the proposal to adopt the merger agreement.  The broker may still register your shares as being present a the special meeting for purposes of determining a quorum but without your specific authorization, your shares will not be voted in favor of the adoption of the merger agreement or on any other matters over which brokers lack discretionary authority.  This is called a broker non-vote.  A broker non-vote will have the same effect as a vote “AGAINST” the adoption of the merger agreement.

If you hold shares through a broker, bank or other nominee and wish to vote your shares in person at the special meeting you must obtain a proxy from your broker, bank or other nominee and present it to the inspector of elections with your ballot when you vote at the special meeting.

Q: How will my proxy be voted?

A: If you vote by completing, signing, dating and mailing your proxy card or voting instruction card, your shares will be voted in accordance with your instructions.  If you are a shareholder of record and you sign, date and return your proxy card but do not indicate how you want to vote or do not indicated that you wish to abstain, your shares will be voted “IN FAVOR” of the adoption of the merger agreement.

Q:  What vote is needed to approve and adopt the amendment to the Articles of Incorporation of Superclick and the merger agreement?

A:  The affirmative vote of a majority of the outstanding shares of our common stock is required to approve and adopt the amendment to the Articles of Incorporation and the merger agreement.

Q: Why is Superclick asking that it shareholders approve, under an advisory non-binding basis, compensation arrangements for certain Superclick executive officers?

A: Rules recently adopted by the SEC require that Superclick provides its shareholders with the opportunity to vote to approve, on an advisory non-binding basis, the compensation arrangements between Superclick and certain executive officers that are based on or that otherwise relate to the merger.  The approval of these compensation arrangements is not a condition to completion of the merger and the vote with respect to this proposal is advisory only.  Accordingly, the vote will not be binding on Superclick or its board of directors.

Q: What vote is needed to approve the advisory non-binding proposal relating to certain merger related executive compensation arrangements for certain of Superclick executive officers?

A: The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the special meeting, and entitled to vote on the proposal, and actually voting on the proposal, is required to approve the advisory non-binding proposal related to the certain merger related executive compensation arrangements.

Q: Can I attend the special meeting?

A: All Superclick shareholders as of the close of business on the record date may attend the special meeting by showing photo identification and signing in at the special meeting. If you are a shareholder of record (i.e., your shares are held in your name), you must list your name exactly as it appears on your stock ownership records from First American Stock Transfer. If you hold shares through a broker, bank or other nominee, you must also provide a copy of your latest bank or broker statement showing your ownership as of the close of business on the record date.

Q: Can I change my vote after I have submitted a proxy or voting instruction card?

A: Yes. If you are a shareholder of record you can change your vote at any time before your proxy is voted at the special meeting. You can do this in one of three ways:

•	You can send a signed notice of revocation to the Corporate Secretary of Superclick;
•	You can submit a revised proxy bearing a later date; or

•
You can attend the special meeting and vote in person, which will automatically cancel any proxy previously given, or you may revoke your proxy in person, but your attendance alone will not revoke any proxy that you have previously given.

If you choose either of the first two methods, you must submit your notice of revocation or your new proxy no later than the beginning of the special meeting. If you are a beneficial owner of shares held in street name, you may submit new voting instructions by contracting your broker, bank or other nominee. You may also vote in person at the special meeting if you obtain a proxy from your broker, bank or other nominee and present it to the inspectors of election with your ballot when you vote at the special meeting.

Q: Will the Merger Consideration I receive in the merger increase if the results of operations of Superclick improve or if the market price of Superclick common stock increases?

A: No. The Merger Consideration payable for each share of Superclick common stock at closing is fixed at $0.268 in cash, without interest, and the payment received at closing will not change regardless of the results of operations of Superclick or the price of publicly traded common stock of Superclick.

Q: What happens if the merger is not completed?

A: If the merger is not adopted by Superclick shareholders or if the merger is not completed for any other reason, you will not receive any payment for your shares of Superclick common stock in connection with the merger.  Instead, Superclick will remain an independent public company and its common stock will continue to be traded on the Over-the-Counter Bulletin Board. If the merger agreement is terminated under specified circumstances, Superclick may be required to pay AT&T a Termination Fee of $500,000.  See “The Merger Agreement – Termination Fees and Expenses.”

Q: When is the merger expected to be completed?

A: Superclick is working hard to complete the merger as quickly as practicable.  A number of conditions must be satisfied before we can complete the merger, including the approval of the adoption of the merger agreement by Superclick shareholders. We anticipate that the merger will be completed by December 31, 2011.  However, we cannot predict the exact timing of the completion of the merger or guarantee that the merger will be completed. AT&T or Superclick may terminate the merger agreement if the merger has failed to occur nine (9) months from September 23, 2011 (the “Outside Date”) unless the failure to consummate the merger is a result of the negligence or willful failure or refusal to perform or observe in any material respect the covenants and agreements hereunder by the party seeking to terminate the merger agreement.  See “Merger Agreement — Conditions to the Merger” and “Merger Agreement — Termination.”

Q: Am I entitled to dissenters’ rights?

A:  Yes. Shareholders, who do not vote “FOR” the adoption of the merger agreement, follow certain procedural steps and who hold their shares through the completion of the merger will be entitled to seek dissenters’ rights under Washington law in connection with the merger so long as they take all the steps required to perfect their rights under Washington law. See “Rights of Shareholders to Dissent.”

Q: What are the material U.S. federal income tax consequences to the Superclick shareholders of the merger?

A:  The receipt by a U.S. holder of cash in exchange for shares of Superclick common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes (and may also be a taxable transaction under applicable state, local and foreign income or other tax laws). For U.S. federal income tax purposes, a U.S. holder of Superclick common stock generally will recognize capital gain or loss at the time of the merger equal to the difference, if any, between the amount of cash in exchange for such Superclick common stock; and the U.S. holder’s adjusted tax basis in such Superclick common stock.

Because individual circumstances may differ, we strongly recommend that you consult your own tax advisors to determine the specific tax consequences to you of the merger. See “Certain Material U.S. Federal Income Tax Consequences.”

Q:  Should I send my Superclick common stock certificates now?

A:  No. After the completion of the merger, you will be sent a letter of transmittal and detailed instructions for exchanging your Superclick common stock certificates and any uncertificated or book-entry shares for the Merger Consideration.

Q:  Where can I find more information about Superclick?

A:  Superclick files periodic reports and other information with the SEC. You may read and copy this information at the SEC’s public reference facilities. Please call the SEC at 1-800-SEC-0330 for information about these facilities. This information is also available on the website maintained by the SEC, at www.sec.gov, and on Superclick’s website, at www.superclick.com. For a more detailed description of the information available, please see “Where You Can Find More Information.”

Q:  Who can help answer my questions?

A:  If you have additional questions about the merger after reading this proxy statement, or require assistance or need additional copies of this proxy statement, please contact:

Jean Perrotti, CFO
Superclick, Inc.
300-10222 St Michel, Montreal, Quebec
Canada H1H 5H1
Telephone Number (514) 847-0333

SUMMARY

The following summary highlights only selected information, and is qualified in its entirety by other information contained elsewhere in this proxy statement and may not contain all the information that may be important to you. Accordingly, you are encouraged to read this proxy statement carefully and in its entirety, including its annexes. See “Where You Can Find More Information.”

Parties to the Merger Agreement

AT&T Corp.
208 S. Akard St.
Dallas, TX 75202

AT&T Corp., a corporation organized under the laws of New York, is a subsidiary of AT&T Inc., a holding company whose subsidiaries and affiliates operate in the communications services industry, providing wireless and wireline telecommunications services and equipment, directory advertising and other products and services.

SC Acquisition Co.
208 S. Akard St.
Dallas, TX 75202

SC Acquisition Co., a corporation organized under the laws of Delaware, which we refer to as Merger Sub, was formed solely for the purpose of facilitating the merger. Merger Sub has not carried on any activities or operations to date, except for those activities incidental to its formation and undertaken in connection with the transactions contemplated by the merger agreement.  By operation of the merger, Merger Sub will be merged with and into Superclick, Merger Sub’s separate existence will cease and Superclick will become a wholly-owned subsidiary of AT&T.

Superclick, Inc.
300-10222 St Michel
Montreal, Quebec H1H 5H1

Superclick, Inc., a corporation organized under the laws of Washington, which we refer to as Superclick, which, through its wholly owned, Montreal-based subsidiary Superclick Networks, Inc., develops, manufactures, markets and supports the Superclick Internet Management System (SIMS), Monitoring and Management Application (MAMA) and Media Distribution System (MDS) in worldwide hospitality markets. Superclick Networks Inc. serves leading hospitality brands including Fairmont & Raffles Hotels, Four Seasons Hotels, Intercontinental Hotels Group, Jumeirah, Kimpton Hotels, Mandarin Oriental Hotels, Marriott Hotels International, Shangri-La Hotels and Starwood in North America, the Middle East and Asia. Superclick Networks is also partnering with IBM Global Services in the development of products and services designed to address strategic opportunities in key growth markets on a worldwide basis.

Superclick common stock trades on the Over-the-Counter Bulletin Board under the symbol “SPCK.”

Additional information about Superclick is contained in its filings with the SEC. See “Where You Can Find More Information.”

Opinion of Financial Advisor to Superclick

Vantage Point Advisors

On September 11, 2011, at a meeting of the Superclick board of directors held to evaluate the merger, Vantage Point Advisors (“Vantage Point”), provided to Superclick’s board of directors an oral opinion, confirming a draft written opinion reviewed by the board of directors at the meeting and which in turn was confirmed by delivery of a final written opinion received September 23, 2011 and signed and dated September 26, 2011 (all identical in substance and form to the draft written opinion provided on September 11, 2011) that, as of the date of the opinion, and based upon and subject to the factors, assumptions and limitations set forth therein, the merger consideration to be received in the merger by holders of Superclick common stock was fair, from a financial point of view, to such holders.

The full text of the written opinion of Vantage Point to the Superclick board of directors, received September 23, 2011 and signed and dated September 26, 2011, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex E to this proxy statement.  Vantage Point provided its opinion to the Superclick board of directors for the benefit and use of the Superclick board of directors in connection with and for purposes of its evaluation of the Merger Consideration from a financial point of view. Vantage Point’s opinion does not address any other aspect of the merger and does not constitute a recommendation to any shareholder as to how to vote or act in connection with the merger or any related matter.

Interests of Directors and Executive Officers of Superclick in the Merger

When reading this proxy statement, you should be aware that the executive officers and directors of Superclick may have interests in the merger that may be different from, or in addition to, the interests of other Superclick shareholders generally. These interests include, among other things, accelerated vesting of stock options, payment of stock options, change of control payments and in continuation of rights to indemnification and liability insurance.  Our board of directors was aware of and considered these interests when it approved the merger agreement and the merger.  As of the record date, directors and executive officers of Superclick and their affiliates have the right to vote approximately 5,044,453 shares of Superclick common stock or approximately 11.0% of the outstanding common stock at that date.

Treatment of Superclick Stock Options and Other Equity Awards

As of the record date, 12,427,381 options to purchase common stock of Superclick were outstanding, of which all were in the money.  At the effective time of the merger, each holder of an outstanding and unexercised, in the money option to purchase our common stock will be entitled to receive in exchange for the cancellation of such option an amount in cash equal to the product of (A) the difference between the per share price of $.268 to be paid with respect to our common stock in the merger and the applicable exercise price per share of such option and (B) the aggregate number of shares issuable upon exercise less any applicable tax withholdings.

The Merger

Description of the Merger

Under the merger agreement, Merger Sub will merge with and into Superclick, and Superclick will be the surviving corporation in the merger. As a result of the merger, Superclick will become a wholly-owned subsidiary of AT&T.  If Superclick shareholder approval is obtained and the other conditions to the merger are satisfied, Superclick anticipates that the merger will be completed by December 31, 2011.

Upon completion of the merger, each share of Superclick common stock outstanding immediately prior to the completion of the merger, other than those held by shareholders who properly demand and perfect dissenters’ rights and, shares held in the treasury of Superclick, will be cancelled and converted into the right to receive $0.268 in cash as the Merger Consideration.

After the merger is completed and subject to the terms and conditions of the merger agreement, you have the right to receive the Merger Consideration, but you will no longer have any rights as a shareholder of Superclick, including the right to institute a derivative lawsuit on behalf of the Company. In the case of shares of our common stock represented by certificates, you will receive your portion of the Merger Consideration as you are exchanging your stock certificates in accordance with the instructions contained in the letter of transmittal to be sent to you shortly after completion of the merger.  In the case of shares of our common stock held in book entry form, you will receive your portion of the Merger Consideration as you are exchanging your book-entry shares in accordance with the instructions contained in the letter of transmittal to be sent to you shortly after the merger.

Superclick’s Board of Directors’ Recommendation

Our board of directors has approved the (i) amendment to the Articles of Incorporation, (ii) the merger agreement and the merger, (iii) determined that the merger agreement and the terms and conditions of the merger are advisable, fair to and in the best interest of Superclick and our shareholders; and (iv) directed that the merger be submitted for approval and adoption at the special meeting of our shareholders and recommends that our shareholders vote for approval and adoption of the amendment to the Articles of Incorporation and the merger agreement.

Key Terms of the Merger Agreement

General

The following is a summary of certain principal provisions of the merger agreement and is qualified in its entirety by both the more detailed description that appears later in this proxy statement and by the full text in the merger agreement contained in Annex A.

Conditions to the Merger

The merger agreement contains representations and warranties by Superclick and by Parent that are customary for agreements of this nature.  The merger agreement also contains customary covenants, including Superclick’s covenant to carry-on its business in all material respects in the same manner as done prior to the date of the merger agreement and to obtain AT&T’s consent before engaging in certain activities.  Before the merger can be completed, a number of conditions must be satisfied or waived (to the extent permitted under applicable law and the terms of the merger agreement).  For a complete listing of, and additional information on the conditions to the Merger, see “The Merger Agreement — Conditions to the Merger.”

Restrictions on Solicitation of Third Party Acquisition Proposals

Under the merger agreement, Superclick may not:

•	solicit, initiate or knowingly facilitate and encourage the submission of any acquisition proposal (as defined in the merger agreement);

•
enter into or participate in any discussions or negotiations with, provide any non-public information of Superclick or its subsidiaries or afford access to the business, properties, assets, books or records of the Company or its subsidiaries to or otherwise cooperate with or knowingly assist, participate in, facilitate or encourage any effort by any third party that is seeking to make or has made an acquisition proposal;

•	make any adverse recommendation change (as defined in the merger agreement);

•	grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of Superclick;

•	approve any person as “an acquiring person” or such “person’s share acquisition” as provided in Section 23B.19.040 of the Act; or

•	enter into any agreement in principal, letter of intent, term sheet, merger agreement, acquisition agreement, option agreement or similar instrument relating to an acquisition proposal.

Even though we have agreed to the provisions described above relating to the non-solicitation of acquisition proposals, our board of directors may take and disclose to our shareholders a position with respect to a tender or exchange offer by a third party pursuant to Rules 14d-9 or 14e-2 promulgated under the Securities Exchange Act of 1934.  Furthermore, notwithstanding the foregoing restrictions, we or our board of directors may furnish non-public information to or enter into discussions or negotiations with any person in connection with an acquisition proposal by such person if:

•	such acquisition proposal was made after the date of the merger agreement;

•	the acquisition proposal was not solicited, initiated, knowingly encouraged or facilitated after the date of the merger agreement in breach of the prohibitions described above;

•
Superclick’s board of directors determines in good faith after consultation with its outside financial and legal advisors that such acquisition proposal is or is reasonably likely to lead to a superior proposal (as defined in the merger agreement);

•	such person executed a confidentiality agreement with terms no less favorable to Superclick than those contained in a confidentiality agreement entered into between Superclick and AT&T; and

•	Superclick has notified AT&T.

We have also agreed that we will promptly (and in any event within 24 hours) notify AT&T of any acquisition proposal, any written indication that a third party is considering making an acquisition proposal or any request for information relating to Superclick or its subsidiaries or for access to the business, property, assets, books or records of the Company or any of its subsidiaries by any third party that has indicated that it is considering making or has made an acquisition proposal.

Additionally, we have agreed with AT&T that our board of directors may not make an adverse recommendation change (as defined in the merger agreement) following receipt of an acquisition proposal unless the Superclick board of directors (i) has determined in good faith after consultation with its outside financial and legal advisors and by majority vote, that failure to take such action would be inconsistent with the fiduciary obligations to the Company’s shareholders under applicable law; (ii) our board of directors has notified AT&T in writing of such fiduciary determination, at least three (3) business days before taking such action and AT&T does not make within three (3) business days after its receipt of written notification, an offer that the Superclick board of directors determines, in good faith after consultation with its outside financial and legal advisors is more favorable to the Company’s shareholders as such acquisition proposal.

Termination of the Merger Agreement

The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective date of the merger, whether before or after the merger agreement has been approved by the shareholders, if applicable:

•	by mutual written consent of AT&T, Merger Sub and Superclick;

•
by either AT&T or Superclick if the merger has not been consummated by the date that is nine (9) months after the date of the merger agreement unless the failure to consummate the merger is a result of the negligence or willful failure or refusal to perform or observe in any material respect the covenants and agreements contained in the merger agreement by the party seeking to terminate the merger agreement;

•
by either AT&T or Superclick if any order permanently restraining, enjoining or otherwise prohibiting consummation of the merger or the other transactions shall become final and non-appealable; provided, that the party seeking to terminate the merger shall have used its best efforts to prevent the entry of and to remove such order;

•
by either AT&T or Superclick if upon a vote at special meeting, the Superclick shareholder approvals shall not have been obtained, unless the failure to obtain such shareholder approval is the result of a breach of the merger agreement by the party seeking to terminate the merger agreement;

•
by AT&T if at any time prior to the effective date of the merger (i) the Superclick board of directors (or any applicable committee thereof) shall have effected an adverse recommendation change or (ii) Superclick shall have entered into, or publicly announced its intention to enter into, an acquisition proposal;

•
by AT&T if Superclick breaches or fails to perform in any respect any of its representations, warranties, covenants or other agreements contained in the merger agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 7.2 of the merger agreement , and (ii) is incapable of being cured or has not been cured by Superclick within sixty (60) calendar days after written notice of such breach or failure to perform has been given by AT&T to Superclick promptly upon discovery; provided, that AT&T shall not be entitled to terminate the merger agreement if it, at such time, is in material breach of any representation, warranty, covenant or agreement set forth in the merger agreement such that the conditions set forth in Section 7.3 of the merger agreement shall not be satisfied;

•	by AT&T if Superclick breaches or fails to perform in any respect any of its covenants or other agreements contained in Section 6.4 of the merger agreement; or

•
by Superclick if AT&T or Merger Sub breach or fail to perform in any respect any of their respective representations, warranties covenants or other agreements contained in the merger agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 7.3 of the merger agreement, and (ii) is incapable of being cured or has not been cured by AT&T within sixty (60) calendar days after written notice of such breach or failure to perform has been given by AT&T to Superclick promptly upon discovery; provided, that Superclick shall not be entitled to terminate the merger agreement if it, at such time, is in breach of any representation, warranty, covenant or agreement set forth in the merger agreement such that the conditions set forth in Section 7.2 of the merger agreement shall not be satisfied.

See “The Merger Agreement – Termination.”

Termination Fee Payable by Superclick

Superclick has agreed to pay AT&T a termination fee of $500,000 (“Termination Fee”) if the merger agreement is terminated under any of the following circumstances:

•	our board of directors shall have made an adverse recommendation change or the Company shall have entered into, or have publicly announced its intention to enter an acquisition proposal;

•
the Company breaches or fails to perform in any respect any of its representations and warranties in the merger agreement, which breach or failure to perform would give rise to the failure of a condition set forth in the agreement to close and such breach is incapable of being cured or has not been cured by the Company within sixty (60) calendar days after notice by AT&T to the Company; or

•	the Company breaches or fails to perform any of its covenants or other agreements with respect to its no solicitation obligations under the merger agreement.

If the merger agreement is terminated (solely with respect to the failure to obtain the Superclick shareholder approvals), and if within nine (9) months following such termination of the merger agreement, Superclick shall have entered into a definitive contract with respect to or recommended to the Superclick shareholders an acquisition proposal or an acquisition proposal shall have been consummated, then Superclick shall pay the Termination Fee to AT&T concurrently with the earlier of the consummation of such acquisition proposal or the execution of such contract, as applicable; provided, however, that for purposes of the merger agreement, in such case, each reference in the definition of acquisition proposal to ten percent (10%) shall be deemed to be forty percent (40%).

For additional information on termination fees, see “The Merger Agreement — Termination Fees and Expenses.”

Voting Agreement

The Voting Shareholders, who together own approximately 9.7% of the outstanding shares of Superclick common stock as of October 18, 2011, the record date established for the special meeting, each has entered into a voting agreement with Company and AT&T.. Under the voting agreements the Voting Shareholders agreed to vote all of their shares of Superclick common stock in favor of the approval and adoption of the merger agreement and the transactions contemplated by the merger agreement at any meeting of, or in connection with any proposed action by written consent of, Superclick shareholders at or in connection with which any of Superclick shareholders vote or execute consent with respect to the approval and adoption of the merger agreement or the transactions contemplated by the merger agreement, Each of the Voting Shareholders also agreed to:

•	appear at each such meeting or otherwise cause the covered shares to be counted as present for purposes of calculating a quorum;

•
vote (or cause to be voted), in person or by proxy, or deliver (or cause to be delivered) a written consent covering, all of the covered shares (i) in favor of the adoption of the Amendment of the Articles of Incorporation, the merger agreement and the transactions and any other action reasonably requested by AT&T in furtherance thereof, submitted for the vote or written consent of shareholders; (ii) against any action or agreement submitted for the vote or written consent of shareholders that is in opposition to, or competitive or materially inconsistent with, the transactions or that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Superclick contained in the merger agreement, or of the Voting Shareholder contained in the voting agreement; and (iii) against any acquisition proposal and against any other action, agreement or transaction submitted for the vote or written consent of shareholders that would likely be expected to impede, interfere with, delay, postpone, discourage, frustrate the purposes of or adversely affect the transactions or the performance by Superclick of its obligations under the merger agreement or by Voting Shareholder of its obligations under the voting agreement; and.

•
not enter into at any time while the voting agreement remains in effect, any voting agreement or voting trust with respect to the covered shares, not grant at any time while the voting agreement remains in effect, a proxy, consent or power of attorney with respect to the covered shares and not knowingly take any action that would make any representation or warranty of the Voting Shareholder untrue or incorrect or have the effect of preventing or disabling the Voting Shareholder from performing any of its obligations under the Voting Agreement.

In connection with the foregoing voting covenants and to secure their duties under the voting agreements, each of the Voting Shareholders irrevocably appointed an officer of AT & T as such Voting Shareholder’s proxy and attorney-in-fact, with full power of substitution and re-substitution, to vote or execute consents, with respect to the shares of Superclick common stock owned by such Voting Shareholder..  Additionally, the Voting shareholders agreed, among other things, not to transfer their shares of Superclick common stock, subject to certain exceptions, or to solicit any acquisition proposal. A voting agreement will terminate upon the earliest to occur of:

•	The completion of the merger;
•
Any amendment  to the merger agreement to decrease  the merger consideration or otherwise alter the merger agreement in a manner  adverse to the Voting Shareholder in any material respect that has not been approved by such Voting  Shareholder; and

•	The termination of the merger agreement in accordance with its terms.

A copy of the form of voting agreement is attached to this proxy statement as Annex C. See “Voting Agreement.”

The vote of the Voting Shareholders is not sufficient under Washington law to adopt the merger agreement without the approval of any other shareholder of Superclick.

Executive Retention, Non-Competition and Non-Solicitation Agreement

Effective as of the closing, Sandro Natale and Jean Perrotti, will enter into an executive retention non-competition and non-solicitation agreement with AT&T (“Non-Competition Agreement”), pursuant to which Messrs. Natale and Perrotti will be generally prohibited for one year after completion of the merger from engaging in certain competitive activities, including (i) soliciting certain customers of Superclick or an AT&T Party, (ii) soliciting or recruiting Superclick or AT&T employees, or (iii) owning or controlling an interest in a competitive enterprise, without the prior written consent of AT&T.

Additionally, Messrs.. Natale and Perrotti, have also agreed not to use or disclose, except as required by law or as directed by Superclick or AT&T, confidential information that is owned or held by Superclick as of the completion of the merger.  The Non-Competition Agreement will become effective as of the completion of the merger, but will have no force or effect if the merger agreement is terminated prior to the completion of the merger or if the merger is otherwise not completed.

A copy of the Non-Competition Agreement is attached as Annex D to this proxy statement. See “The Merger — Employment Agreements with Executive Officers.”

The Special Meeting

The shareholders of Superclick will hold a special meeting at the Hyatt Regency Montreal, located at 1255 Jeanne-Mance, Montreal, Quebec H5B 1E5 on December 15, 2011, at 10:00 a.m. local time, unless the special meeting is adjourned or postponed. At the special meeting, Superclick shareholders will be asked to consider and vote on the following:

•	the amendment to the Company’s Articles of Incorporation;

•	the adoption and approval of the merger agreement;

•
the approval of, on a non-binding advisory basis, compensation that certain executive officers of Superclick will or may receive in connection with the merger under their existing agreements with Superclick; and

•	any procedural matters incident to the conduct of the special meeting, such as adjournment of the special meeting.

Only shareholders listed on Superclick’s records at the close of business on October 18, 2011, the record date for the special meeting, are entitled to vote at the special meeting or any adjournments or postponements of the special meeting. As of the close of business on the record date, there were 45,959,870 shares of Superclick common stock outstanding and entitled to vote at the special meeting. See “Information about the Special Meeting” for more information on how to cast your vote at the special meeting.

The holders of a majority of the outstanding shares of our common stock must be present in person or represented by proxy at the special meeting for quorum to be present.  The proposal to approve and adopt the amendment of the Articles of Incorporation and the merger agreement requires the affirmative vote of a majority of the shares of our common stock outstanding at the close of business on the record date.  The advisory non-binding proposal relating to certain merger related executive compensation arrangements for certain Superclick executive officers requires an affirmative vote of a majority of the shares of our common stock present and in person or represented by proxy at the special meeting, entitled to vote on the proposal, and actually voting on the proposal. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the proposal to approve and adopt the amendment to the Articles of Incorporation and the merger agreement but will have no effect on the proposal to approve compensation to Superclick executive officers.

As of the record date, directors and executive officers of Superclick had the right to vote 5,044,543 shares of Superclick common stock, entitling them to collectively cast approximately 11% of the votes entitled to be cast at the special meeting.  As noted above, Sandro Natale, Paul Gulyas, George Vesnaver, Ronald Fon, Enrico Demarin and Jean Perrotti have agreed collectively to vote their shares of Superclick common stock in favor of the adoption of the merger agreement.

Regulatory Approvals

No regulatory approvals are required for the consummation of the merger agreement.

Dissenters’ Rights of Shareholders

Under Washington law, holders of Superclick common stock have the right to dissent from the merger, and will have the right to seek the fair value of their shares of Superclick common stock as determined by `Superclick, the shareholder or a Washington court if the merger is completed, but only if they comply with all applicable requirements of Washington law. This amount could be more than, the same as or less than the Merger Consideration. Among other requirements, any holder of Superclick common stock intending to exercise dissenters’ rights must not vote in favor of the merger and must submit a notice of intent to demand payment to Superclick before the vote on the merger at the special meeting. Your failure to strictly follow the procedures specified under Washington law will result in the loss of your dissenters’ rights. For a summary of the requirements for asserting and perfecting your dissenters’ rights, see “Rights of Shareholders to Dissent.”  The provisions of Washington law that address dissenters’ rights and govern the required procedures are attached as Annex F to this proxy statement. In the event of notices of intent to demand payment by holders of more than five percent (5%) of Superclick’s outstanding common stock for dissenters’ rights under Washington law, AT&T will not be obligated to close the transactions contemplated by the merger agreement.

Certain Material U.S. Federal Income Tax Consequences

The receipt by a U.S. holder of cash in exchange for shares of Superclick common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes (and may also be a taxable transaction under applicable state, local, and foreign income or other tax laws). For U.S. federal income tax purposes, a U.S. holder of Superclick common stock generally will recognize capital gain or loss at the time of the merger equal to the difference, if any, between:

•	The amount of cash and the U.S. holder’s adjusted tax basis in such Superclick common stock.

Tax matters can be complicated. Superclick shareholders are strongly urged to consult their tax advisors as to the specific tax consequences to them of the merger.  See “Certain Material U.S. Federal Income Tax Consequences” for a more detailed discussion.

Market Price of Superclick Common Stock

Superclick common stock trades on the Over-the-Counter Bulletin Board (“OTCBB”) under the symbol “SPCK.” The closing sale price of Superclick common stock on OTCBB on September 23, 2011, the last trading day prior to the announcement of the merger, was $0.24. On October [__], 2011, the last trading day before the date of this proxy statement, the closing sale price of Superclick common stock on the OTCBB was [_______] per share.

The following table sets forth, for the respective periods of Superclick indicated, the high and low sale prices per share of Superclick common stock.

	High	Low	Dividend
Fourth Quarter (through September 23, 2011)	$0.25	$0.17	$-
Third Quarter	$0.32	$0.13	$-
Second Quarter	$0.21	$0.13	$-
First Quarter	$0.22	$0.13	$-
Year Ended October 31, 2010
Fourth Quarter	$0.17	$0.08	$-
Third Quarter	$0.13	$0.11	$-
Second Quarter	$0.14	$0.11	$-
First Quarter	$0.15	$0.09	$-
Year Ended October 31, 2009
Fourth Quarter	$0.15	$0.09	$-
Third Quarter	$0.19	$0.11	$-
Second Quarter	$0.20	$0.08	$-
First Quarter	$0.14	$0.03	$-

The market prices of shares of Superclick common stock are subject to fluctuation. As a result, Superclick shareholders are urged to obtain current market quotations.

THE SPECIAL MEETING

This section contains information about the special meeting of Superclick shareholders, which we refer to as the special meeting that has been called to consider and act on the proposal to adopt the merger agreement.

Date, Time and Place of the Special Meeting

The shareholders of Superclick will hold a special meeting at the Hyatt Regency Montreal, located at 1255 Jeanne-Mance, Montreal, Quebec H5B 1E5 on December 15, 2011, at 10:00 a.m. local time, unless the special meeting is adjourned or postponed.

Purpose of the Special Meeting

At the special meeting we will ask holders of our common stock to approve and adopt an amendment to our Articles of Incorporation and the merger agreement.  Our board of directors has approved resolutions approving the merger agreement and the merger determining that the merger agreement and the terms and conditions of the merger are advisable, fair to and in the best interests of Superclick and our shareholders and directing that the merger and the merger agreement be submitted for approval and adoption at a special meeting of our shareholders.  Our board of directors recommends that our shareholders vote “FOR” the amendment to the Articles of Incorporation.  Our board of directors recommends that all of our shareholders vote “FOR” the approval and adoption of the merger agreement and that all of our shareholders vote “FOR” the advisory non-binding proposal regarding merger related executive compensation arrangements for certain of Superclick’s executive officers.

Record Date; Shares Entitled to Vote; Outstanding Shares

Only shareholders listed on Superclick’s records at the close of business on October 18, 2011, the record date for the special meeting, are entitled to receive notice of and to vote at the special meeting, or any adjournments or postponements of the special meeting. As of the close of business on the record date, there were 45,959,870 shares of Superclick common stock outstanding and entitled to vote at the special meeting.  Each holder of Superclick common stock is entitled to one vote for each share of Superclick common stock held as of the record date.

A complete list of Superclick shareholders entitled to vote at the special meeting will be available for inspection at the principal place of business of Superclick during regular business hours for a period of no less than ten days before the special meeting, as well as the place of the special meeting during the meeting.

Ownership of Shares

If your shares are registered directly in your name with Superclick’s transfer agent, First American Stock Transfer, you are considered, with respect to those shares, the “shareholder of record.” If you are a shareholder of record, this proxy statement and the enclosed proxy card have been sent directly to you by Superclick.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” This proxy statement has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner of shares held in street name, you have the right to direct your broker, bank or other nominee how to vote your shares by using the voting instruction card included in the mailing.

Quorum

In order to transact business at the special meeting, a quorum of Superclick shareholders must be present. A quorum will exist if holders of a majority of the outstanding shares of Superclick common stock as of the close of business on the record date are present in person, or represented by proxy, at the special meeting. The presence at the special meeting, either in person or by proxy, of the majority of shares entitled to vote will establish a quorum. If a quorum is not present, the special meeting may be adjourned to a later date.

Holders of shares of Superclick common stock present in person at the special meeting but not voting, and shares of Superclick common stock for which Superclick has received proxies indicating that their holders have abstained, will be counted as present at the special meeting for purposes of determining whether a quorum is established.

Vote Required

Provided a quorum of shareholders is present in person or by proxy at the special meeting, in order to amend and adopt the Articles of Incorporation and the merger agreement, holders of a majority of the outstanding shares of Superclick common stock must cast a vote in favor of the proposals.  Because approval is based on the affirmative vote of a majority of the outstanding shares of Superclick common stock, a Superclick shareholder’s failure to submit a proxy card or to vote in person at the special meeting or an abstention from voting, or the failure of a Superclick shareholder who holds his or her shares in “street name” through a broker, bank or other nominee to give voting instructions to such broker, bank or other nominee, will have the same effect as a vote “AGAINST” the adoption of the amendment to the Articles of Incorporation and the merger agreement.

The advisory non-binding proposal relating to merger related executive compensation arrangements for certain of Superclick’s executive officers requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the special meeting entitled to vote on the proposal, and actually voting on the proposal.  Accordingly, not voting at the special meeting will have no effect on the outcome of this proposal. The proposal to approve the compensation arrangements between Superclick and its named executive officers that are on or that otherwise relate to the merger is on an advisory non-binding basis.  Approval of these compensation arrangements is not a condition to the completion of the merger and the vote with respect to the proposal is advisory only.  Accordingly, the vote will not be binding on Superclick or its board of directors.

If there are not sufficient votes to adopt the merger agreement at the time of the special meeting, a majority of the votes present in person or by proxy (whether or not a quorum is present) may adjourn the meeting to another time and place in order to solicit additional proxies. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the proposal to adjourn the special meeting. Shares not in attendance at the special meeting will have no effect on the outcome of any vote to adjourn the special meeting.

Recommendation of Superclick Board of Directors

Superclick`s board of directors has, on a unanimous basis determined that the transactions contemplated by the merger agreement, including the merger, are advisable and fair to, and in the best interest of, Superclick and its shareholders, adopted the merger agreement and declared advisable the merger.  Superclick’s board of directors unanimously recommends that Superclick shareholders vote “FOR” the proposal to adopt the merger agreement. See “The Merger — Reasons for the Merger.”

Superclick shareholders should carefully read this proxy statement in its entirety for more detailed information concerning the merger agreement and the transactions contemplated by the merger agreement, including the merger.  In addition, Superclick shareholders are directed to the merger agreement, which is attached as Annex A to this proxy statement.

Voting by the Principal Shareholders

Each of the Voting Shareholders, who together own approximately 9.7% of the outstanding shares of Superclick common stock as of the record date, has entered into a voting agreement with AT&T and the Company. Under the voting agreements, the Voting Shareholders agreed to vote all of their shares of Superclick common stock in favor of the approval and adoption of the merger agreement and the transactions contemplated by the merger agreement at any meeting of, or in connection with any proposed action by written consent of, Superclick shareholders  at or in connection with which any of Superclick shareholders vote or execute consent with respect to the approval and adoption of the merger agreement or the transactions contemplated by the merger agreement.

Each of the Voting Shareholders also agreed to:

•	appear at each such meeting or otherwise cause the covered shares to be counted as present for purposes of calculating a quorum;

•
vote (or cause to be voted), in person or by proxy, or deliver (or cause to be delivered) a written consent covering, all of the covered shares (i) in favor of the adoption of the Amendment of the Articles of Incorporation, the merger agreement and the transactions and any other action reasonably requested by AT&T in furtherance thereof, submitted for the vote or written consent of shareholders; (ii) against any action or agreement submitted for the vote or written consent of shareholders that is in opposition to, or competitive or materially inconsistent with, the transactions or that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Superclick contained in the merger agreement, or of the Voting Shareholder contained in the voting agreement; and (iii) against any acquisition proposal and against any other action, agreement or transaction submitted for the vote or written consent of shareholders that would likely be expected to impede, interfere with, delay, postpone, discourage, frustrate the purposes of or adversely affect the transactions or the performance by Superclick of its obligations under the merger agreement or by Voting Shareholder of its obligations under the voting agreement; and.

•
not enter into at any time while the voting agreement remains in effect, any voting agreement or voting trust with respect to the covered shares,  not grant at any time while the voting agreement remains in effect, a proxy, consent or power of attorney with respect to the covered shares and  not knowingly take any action that would make any representation or warranty of the Voting Shareholder untrue or incorrect or have the effect of preventing or disabling the Voting Shareholder from performing any of its obligations under the Voting Agreement.

In connection with the foregoing voting covenants and to secure their duties under the voting agreement, each of the Voting Shareholders irrevocably appointed an officer of AT&T as such Voting Shareholder’s proxy and attorney-in-fact, with full power of substitution and re-substitution, to vote or execute consents, with respect to the shares of Superclick common stock owned by such Voting Shareholder. A voting agreement will terminate upon the earliest to occur of: (1) the completion of the merger, (2) any amendment to the merger agreement to decrease the merger consideration or otherwise alter the merger agreement in a manner adverse to the Voting Shareholder in any material respect that has not been approved by such Voting Shareholder and (3) the termination of the merger agreement in accordance with its terms. The Voting Shareholders’ votes are not sufficient under Washington law to adopt the merger agreement without the approval of any other shareholder of Superclick. See “Voting Agreement.”

Stock Ownership of, and Voting by, Superclick’s Directors and Executive Officers

As of the record date, directors and executive officers of Superclick had the right to vote 5,044,543 shares of Superclick common stock, entitling them to collectively cast approximately 11% of the votes entitled to be cast at the special meeting.  As noted above, the voting shareholders have agreed collectively to vote their shares of Superclick common stock in favor of the adoption of the merger agreement.

How to Vote

There are two ways for Superclick shareholders to vote:

Mail.  You can vote by mail by completing, signing, dating and mailing your proxy card or voting instruction card in the postage-paid envelope included with this proxy statement. Superclick must receive your proxy card no later than the close of business on November 29, 2011.

In Person.  In addition, all Superclick shareholders as of the record date may attend the special meeting and vote in person. You may also be represented by another person at the special meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares held in street name, you must obtain a proxy from your broker, bank or other nominee and present it to the inspectors of election with your ballot when you vote at the special meeting.

Voting of Shares Held in Street Name

If your shares are held in an account at a broker, bank or other nominee, you must instruct the broker, bank or other nominee on how to vote your shares by following the instructions that the broker, bank or other nominee provides you with this proxy statement. If you do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. This is referred to in this proxy statement and in general as a broker non-vote. In these cases, the broker, bank or other nominee can register your shares as being present at the special meeting for purposes of determining a quorum, but will not be able to vote your shares on those matters for which specific authorization is required. Brokers do not have discretionary authority to vote on the proposal to adopt the merger agreement. Therefore, a broker non-vote will have the same effect as a vote “AGAINST” adoption of the merger agreement.

Attending the Special Meeting

All Superclick shareholders as of the close of business on the record date may attend the special meeting by showing photo identification and signing in at the special meeting. If you are a shareholder of record (i.e., your shares are held in your name), you must list your name as it appears on your stock ownership records from First American Stock Transfer. Your proxy card will admit you and one guest. If you hold shares through a broker, bank or other nominee, you must also provide a copy of your bank, broker or other nominee statement showing your ownership as of the close of business on the record date.

Voting of Proxies

If you vote by completing, signing, dating and mailing your proxy card or voting instruction card, your shares will be voted in accordance with your instructions. If you are a shareholder of record and you sign, date and return your proxy card but do not indicate how you want to vote or do not indicate that you wish to abstain, your shares will be voted “FOR” the adoption of the merger agreement.

Revoking Your Proxy

If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the special meeting by:

•	Sending a signed notice of revocation to the Corporate Secretary of Superclick;
•	Submitting a revised proxy bearing a later date; or
•
Attending the special meeting and voting in person, which will automatically cancel any proxy previously given, or revoking your proxy in person, but your attendance alone will not revote any proxy that you have previously given.

If you choose either of the first two methods, you must submit your notice of revocation or your new proxy no later than the beginning of the special meeting. If you are a beneficial owner of shares of Superclick common stock, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the special meeting if you obtain a proxy from your broker, bank or other nominee and present it to the inspectors of election with your ballot when you vote at the special meeting.

Solicitation of Proxies

This proxy statement is furnished in connection with the solicitation of proxies by the Superclick board of directors to be voted at the special meeting.  Superclick will bear all costs and expenses in connection with the solicitation of proxies, including the charges of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to security owners. Proxies may also be solicited by certain of Superclick’s directors, officers and employees by telephone, electronic mail, letter, facsimile or in person, but no additional compensation will be paid to them.

Shareholders should not send stock certificates with their proxies.  A letter of transmittal and instructions for the surrender of Superclick common stock certificates will be mailed to Superclick shareholders shortly after the completion of the merger.

Shareholders Sharing an Address

Consistent with notices sent to record shareholders sharing a single address, Superclick is sending only one copy of this proxy statement to that address unless Superclick received contrary instructions from any shareholder at that address. This “householding” practice reduces Superclick’s printing and postage costs. Shareholders may request to discontinue householding, or may request a separate copy of this proxy statement by one of the following methods:

•
Record shareholders wishing to discontinue or begin householding, or any record shareholder residing at a household address wanting to request delivery of a copy of this proxy statement should contact the Corporate Secretary at Superclick , Inc., 10222 St. Michel, Suite 300, Montreal, Quebec, Canada H1H 5H1; and

•	shareholders owning their shares through a bank, broker or other holder of record who wish to either discontinue or begin householding should contact their record holder.

Other Business

The Superclick board of directors is not aware of any other business to be acted upon at the special meeting.

Assistance

If you need assistance in completing your proxy card or have questions regarding the special meeting, please contact:

Jean Perrotti, CFO
Superclick, Inc.
10222 St Michel, Montreal, Quebec
Canada H1H 5H1
Telephone Number (514) 847-0333

Proposal 1

AMENDMENT TO SUPERCLICK’S ARTICLES OF INCORPORATION

Currently Section 9.2 of our Articles of Incorporation reads as follows:

“Section 9.2   Number of Votes Necessary to Approve Actions.  Whenever the Washington Business Corporation Act permits a corporation’s articles of incorporation to specify that a lesser number of shares than would be otherwise required shall suffice to approve an action by shareholders, these articles of incorporation hereby specify that the number of shares required to approve such action shall be such lesser number.”

The Company believes that under Section 9.2  an affirmative vote by the holders of a majority of the Superclick common stock in favor of the merger will approve the merger. However, in the interests of clarity the Company believes it useful to amend its Articles of Incorporation to specifically authorize such approval. Certain sections of the Act specifically permit any shareholder approvals to be for a lesser number of shares than are mandated by statute, provided such reduction is contained in the Company’s Articles of Incorporation.  Specifically, 23 B.11.030,which sets forth the requirements for approval of a plan of merger, permits the Articles of Incorporation to require a greater or lesser number of votes than is provided in Subsection (5) thereof. In order to clarify the number of shares required to approve the merger we are hereby submitting an amendment of the Articles of Incorporation to clarify that the actions under  RCW 23 B.10.030 (Amendment of Articles of Incorporation), RCW 23 B.11.030 (approval of a plan or share exchange), and RCW 23 B.12.020 (sale of assets other than in the regular course of business) of the Act requires the affirmative vote of the simple majority of all the shareholders entitled to vote on such matter.

Shareholders do not have any dissenters’, preemptive or similar rights with respect to the amendment of the articles of incorporation with respect to the amendment for which this proposal relates.

If adopted by the shareholders, the amendment will become effective when filed with the Washington Secretary of State as required by the Act.

The board of directors recommends a vote for the proposal to amend Superclick’s Articles of Incorporation; and to clarify the number of votes necessary to approve certain corporate actions.  A copy of the Amendment to the Articles of Incorporation is attached as Annex B.

Proposal 2

THE MERGER

The following is a description of the material aspects of the merger. While we believe that the following description covers the material terms of the merger, the description may not contain all of the information that may be important to you. The discussion of the merger in this proxy statement is qualified in its entirety by reference to the merger agreement, which is attached to this proxy statement as Annex A and incorporated by reference into this proxy statement. We encourage you to read carefully this entire proxy statement, including the merger agreement, for a more complete understanding of the merger.

Background of the Merger

In August 2010 an unsolicited inquiry was made by AT&T regarding the potential acquisition of the Company.  An expression of interest in the form of a non-binding Letter of Intent dated October 5, 2010 was received from AT&T indicating a cash price of $0.20 per share on a fully diluted basis.

On October 6, 2010, the Company hired an investment bank, Headwaters MB (“Headwaters”), to represent the Company in negotiations and to identify other potential buyers on a “short-list” basis. Headwaters has not performed any services for or on behalf of Superclick or, to our knowledge, AT&T, or any AT&T affiliates or subsidiaries in the past. Under the terms of Headwaters’ engagement letter, Headwaters would be paid a customary fee contingent and payable upon consummation of a change-in-control transaction.

Based on the advice of Headwaters, the Company engaged in discussions with, in addition to AT&T, approximately fifteen potential strategic buyers, some of whom had in the past expressed interest in Superclick.  Some examples include IT systems integrators, networking and data infrastructure companies, other global and/or national telecommunication providers, and vertical technology solution providers with a focus on the travel and hospitality industry.

Active negotiations developed with AT&T and ended with the Board of Directors authorizing a formal asking price of $0.30 per share. By mid-December 2010, AT&T had withdrawn from the negotiations.

During the period of January 2011 to March 2011, informal talks continued between the Company and AT&T. Such talks occurred approximately on a monthly basis.

A broader marketing effort for the sale of the Company was approved by the board of directors in April 2011 and more potential suitors were contacted by Headwaters.  There were 50 new strategic and private equity buyers plus 5 companies previously contacted during the initial outreach.  These buyers encompassed a broader industry landscape to include enterprise software, managed service providers, regional telecommunication providers, cloud service providers, cable and Internet service providers, voice and video platforms, and private equity firms with a focus in these sectors.  Approximately 90 percent of the buyers were strategic companies.  Over the next three months, Headwaters presented the opportunity to these suitors, and held various types of discussions with parties who expressed some level of interest in learning more about the Company.  Aside from the indications received and discussed below, the remaining parties expressed no interest, or declined the opportunity.  During the course of the Headwaters’ engagement, 5 potential acquirers presented indications of interest that included a valuation range described below:

•
Company 1: In February 2011, the Company received a verbal indication of $7 million ($0.13 per share) to acquire the Company. Superclick’s board of directors determined that the verbal indication was not a fair or reasonable proposal and deemed it to not be in the best interests of its shareholders.

•
Company 2: After the receipt of an executed NDA, the Company received a verbal indication of $0.24 to $0.25 per share in an all stock deal. Superclick’s board of directors determined that an all-stock transaction was not favorable based on the fact that Company 2 was carrying a large amount of debt on its balance sheet, was losing money and that an uncertain economic outlook for the U.S. and global economies could create downward pressure on stocks in general, all of which added material potential market risk to Company’s 2’s common stock valuation and therefore deemed it not to be in the best interests of its shareholders.

•
Company 3: After the receipt of an executed NDA, the Company received a verbal indication of $0.20 per share.  Superclick’s board of directors determined that the verbal indication was not clear in terms of the structure, or the mix between cash and stock. In addition, the indication was, from a valuation perspective, an inferior offer to others which were made, and Company 3 did not increase its offer thus, not exceeding these other offers.

•
Company 4: In late June 2011, the Company received an all cash preliminary indication of interest at the high end of the $0.20 to $0.30 range. However, Company 4 requested a month to do due diligence. AT&T’s revised Non-Binding Letter of Intent was issued (see next page for summary) on June 24. Headwaters and Superclick’s board of directors deemed the risk of delaying discussions with AT&T too great and ceased negotiations with Company 4. Superclick’s board of directors  determined that based on Company 4 not having fully undertaken a due diligence process, taking into consideration prospective risk from existing legal matters of the Company, there was a material risk of the indication of interest either being retracted or substantially reduced.

•	Company 5: Discussions ensued in May 2011 and negotiations ultimately led to two written non-binding indications of interest as follows:

o
June 8, 2011: $0.31-$0.333 per share with 64 to 68 percent of the transaction in cash and the remainder in stock, to be valued at the 20-day trailing volume-weighted average price. The indication was contingent on the acquirer obtaining financing.

o
June 24, 2011: $0.355-$0.361 per share with 70 to 75 percent of the transaction in cash and the remainder in stock, to be valued at the 20-day trailing volume-weighted average price. The indication was contingent on the acquirer obtaining financing.

Superclick’s board of directors determined that each of the June 8, 2011 and the June 24, 2011 indications of interest from Company 5 carried substantial risk, which weighed heavily on the board of directors’ evaluation of Company 5’s indications of interest. Superclick’s board of directors’ determination not to proceed with Company 5 was based on, among other factors:

•
the indications being contingent on a “best efforts” financing, meaning that there was no guarantee that the financing necessary to conclude an outcome to the contemplated transaction would be completed and successful;

•	the indications were further conditioned on Superclick being “locked up” and unable to solicit other, more favorable indications of interest that might not be contingent on “best efforts” financings;

•
the board of directors also took into consideration that the outlook for the capital markets was becoming increasingly uncertain, which could make a successful financing more difficult, adding further risk to a successful outcome;

•
the board of directors believed that the stock component of the transaction also carried substantial risk based on the analysis of Company 5’s stock price on a 60-day trailing average of  both the closing price of its stock and the daily volume in stock trading, that the stock was trading at a substantial premium on conventional valuation metrics such as price-to-sales and price-to-earnings basis, and therefore that the risk for decline in the stock price in adverse market conditions would in turn, create a substantial risk to the value of the stock component of Company 5’s indication of interest; and

•
the fact that under the terms of the transaction being contemplated with AT&T, Superclick would be permitted to respond to, and engage in discussions with, third parties who make unsolicited acquisition proposals, and the board of directors would be permitted to change its recommendation in favor of the merger, subject to certain limitations;

Since Company 5 provided its June 24, 2011 indication of interest, its stock price traded down 22%, as of September 29, 2011.

AT&T presented a revised non-binding Letter of Intent dated June 24, 2011, increasing its offer to $0.275 per share, all cash. On July 28, 2011 AT&T delivered an initial draft of the merger agreement to Superclick.  Representatives of Superclick’s counsel, Roetzel & Andress, LPA, and Headwaters reviewed the document with Superclick’s board of directors on several occasions from July 28, 2011 to September 11, 2011.  Roetzel & Andress, LPA and Headwaters had several extensive discussions with AT&T and its counsel about the terms and conditions of the merger agreement focusing on the termination fee and Superclick’s board of directors’ fiduciary duties under the merger agreement. Roetzel & Andress, LPA reviewed with Superclick’s board of directors on several occasions during this period Superclick’s board of directors’ fiduciary duties.  Roetzel & Andress, LPA and Headwaters’ also discussed with AT&T, its counsel and management the amount of cash and cash equivalents Superclick would have available at the closing of the merger.  Transaction costs were also discussed and estimated at approximately $757,000 or $0.0135 (based on the treasury stock method), which would reduce the net cash per share to the shareholders as the amounts were to be paid with the Company’s cash. After extensive discussion, and the exploration of various alternatives, it was determined that no specific amount of cash or cash equivalents would be required at closing.  Accordingly, in order to provide for certainty in the amount of the Merger Consideration and as consideration for the removal of such provisions, the parties agreed to a $0.268 per share price.

On August 28, 2011, Superclick engaged Vantage Point Advisors, Inc. (“Vantage Point”) to evaluate and provide a fairness opinion for the offer from AT&T. In February, 2010, Vantage Point was engaged to perform a valuation analysis for the Company. To our knowledge, Vantage Point has not performed any services for or on behalf of AT&T, or any AT&T affiliates or subsidiaries in the past.

AT&T had exclusivity until August 24, 2011, which was subsequently extended to August 30, 2011 on August 18, 2011. There is a termination fee of $500,000, or approximately 3 percent of the approximate transaction value of $15 million, which Headwaters and Vantage Point agree is in-line with certain observed studies.

On September 11, 2011, the Superclick board of directors held a special meeting to discuss and consider the negotiated terms of the transaction documents with AT&T and to seek to reach a final determination of the board of directors’ views on the merger agreement and the proposed merger. At that meeting, representatives of Vantage Point discussed the financial analyses of the merger consideration and responded to additional questions from the Superclick board of directors regarding those financial analyses. The materials considered by the board of directors included Vantage Point’s draft written opinion concerning whether the Merger Consideration proposed to be received by the holders of Superclick common stock pursuant to the merger agreement was fair, from a financial point of view, to such shareholders. Following further discussion, Vantage Point provided an oral opinion confirming the draft written opinion. That oral opinion was, in turn,  confirmed by delivery of a final written opinion received September 23, 2011 and signed and dated September 26, 2011, that is identical in substance and form to the draft written opinion provided September 11, 2011,stating that, as of that date and, subject to the qualifications, limitations and assumptions reflected in their written opinion, the Merger Consideration proposed to be received by the holders of shares of Superclick common stock pursuant to the merger agreement was fair, from a financial point of view, to such shareholders as more fully described below in “The Merger — Opinions of Financial Advisor to Superclick”. In addition, at the September 11, 2011 meeting, Roetzel & Andress, LPA, reviewed in detail with the Superclick board of directors the terms of the merger agreement and related documents.  Roetzel & Andress, LPA also discussed with the board of directors its fiduciary duties in considering the merger agreement.

Following additional discussion, after considering, among other things, the factors described below under “The Merger — Reasons for the Merger — the Superclick Board of Directors,” the Superclick board of directors unanimously adopted resolutions reflecting that the proposed terms of the merger agreement and other transaction documents, and the merger and other transactions contemplated by the merger agreement, are advisable, fair to and in the best interests of Superclick and its shareholders, adopting the merger agreement and other transaction documents, approving the merger and the other transactions contemplated by the merger agreement, and recommending unanimously that Superclick shareholders adopt the merger agreement and approve the merger and the other transactions contemplated by the merger agreement.

After the Superclick board of directors meeting adjourned, Roetzel and Andress, LPA and Headwaters finalized the definitive documentation for the transaction, and the merger agreement and related agreements were executed later the following morning. The transaction was publicly announced in a press release issued before the opening of the market on September 26, 2011.

Reasons for the Merger

Superclick’s Reasons for the Merger

In evaluating the merger agreement and the merger, the Superclick board of directors consulted with Superclick management, its legal advisors and financial advisor and, in reaching its decision to approve the merger agreement and to recommend that Superclick’s shareholders vote for the adoption of the merger agreement, the Superclick board of directors considered a variety of factors, including the following:

•	The fact that consideration payable in cash represents a premium of 16.5% over the closing price per share of Superclick common stock on September 23, 2011;

•	That fact that the Merger Consideration is in the form of cash, which provides immediate liquidity and certainty of value to Superclick shareholders;

•	The board of directors’ view that the stand-alone prospects of Superclick may be adversely impacted by Superclick’s limited financial resources;

•
The board of directors’ knowledge of the current state of Superclick`s business, including financial condition, operations, business plans, management and prospects which made it advisable for Superclick’s board of directors to consider selling the Company;

•
The board of directors’ view that Superclick shareholders will receive value in the merger that is materially greater than the value realizable by Superclick shareholders on a stand-alone basis and under any reasonably available transaction alternatives as further detailed by the report of Vantage Point;

•
The board of directors’ view that the sales process undertaken with assistance of Headwaters in which multiple potential acquirers of Superclick were contacted and several parties executed confidentiality agreements and performed due diligence on Superclick, was an effective process;

•	The board of directors view that the sale and negotiation process yielded a full and fair price for Superclick;

•	The fact that public internet access-related intellectual property is increasingly subject to third-party infringement claims;

•	The fact that Superclick indemnifies its customers for patent infringement claims and damages relating to their use of our intellectual property;

•	The prospective risks from existing legal matters;

•	The fact that Nomadix, Inc. has asserted that Superclick is infringing on its intellectual property (NOMADIX vs. HP et.al);

•
The fact that the merger would resolve a material dispute between Superclick and a third party under a license agreement and in the board of directors’ view, none of the other potential suitors would have been able to reach a similar result.

•	The belief that the business of Superclick could potentially benefit from being part of the larger AT&T corporate group and having access to its international distribution network and customers;

•	The fact that Superclick shareholders who do not vote to adopt the merger agreement and who follow certain prescribed procedures are entitled to dissenters’ rights under Washington law; and

•
The opinion of Vantage Point  to the Superclick board of directors that, as of the date of its opinion, and based upon and subject to the qualifications, limitations and assumptions set forth in their respective written opinions, the Merger Consideration to be received by the holders of shares of Superclick common stock pursuant to the merger agreement was fair, from a financial point of view, to such holders, and the financial analyses related thereto prepared by Vantage Point and described below under “The Merger – Opinions of Financial Advisor to Superclick”.

The Superclick board of directors also specifically considered the following terms of the merger agreement:

•
The merger agreement permits Superclick to respond to, and engage in discussions with third parties who make unsolicited acquisition proposals, and permits the board of directors of Superclick to change its recommendation in favor of the merger, subject to certain limitations;

•	The limited and customary conditions to the parties’ obligations to complete the merger and the fact that there is no financing condition to AT&T’s obligations;
•	The customary nature of the representations, warranties and covenants of Superclick in the merger agreement; and
•	The fact that dissenters’ rights would be available to Superclick shareholders.

In addition to the merger agreement, the Superclick board of directors also reviewed, considered and discussed the terms and potential ramifications of the other transaction documents proposed to be executed in connection with the merger agreement, including the voting agreement, and the non-competition agreement pursuant to which certain voting shareholders will be generally prohibited for one year after completion of the merger, subject to certain exceptions, from competing with the Superclick business in the United States and all other countries in which Superclick was engaged in the business at the time of the merger.

In the course of its deliberations, the Superclick board of directors also considered a variety of risks and other potentially negative factors, including the following:

•	Superclick has incurred and will continue to incur significant transaction costs and expenses in connection with the proposed transaction, regardless of whether or not the merger is consummated;
•	The merger agreement precludes Superclick from actively soliciting alternative acquisition proposals from third parties;
•
The deal protection measures in the merger agreement, including the fact that the merger agreement included a $500,000 termination fee, and matching rights, may inhibit other potential acquirers from submitting potentially superior proposals to acquire Superclick;

•
If the merger is not consummated for certain reasons, Superclick may be required to pay a termination fee to AT&T equal to $500,000 (for a full description of the reasons Superclick would be required to pay a termination fee to AT&T, see “The Merger Agreement – Termination Fees and Expenses”);

•
The operations of Superclick will be restricted by interim operating covenants under which the merger agreement during the period between signing the Merger Agreement and the closing of the merger, which could effectively prohibit Superclick from undertaking any strategic initiatives or other material transactions to the detriment of Superclick and its shareholders;

•	The receipt by a U.S. holder of the Merger Consideration in exchange for Superclick common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes; and
•
Certain of Superclick’s directors and executive officers may receive certain benefits that are different from, and in addition to, those of Superclick’s other shareholders (See “The Merger – Interests of Directors, Executive Officers of Superclick in the Merger”).

The foregoing discussion of the information and factors considered by the Superclick board of directors is not exhaustive but is intended to reflect the material factors considered by the Superclick board of directors. The Superclick board of directors did not quantify or assign any relative or specific weight to the various factors that it considered.  Rather, the Superclick board of directors based its recommendation on the totality of the information presented to and considered by it. In addition, individual members of the Superclick board of directors may have given different weights to different factors.

Opinion of Financial Advisor to Superclick

Vantage Point Advisors

On September 11, 2011, at a meeting of the Superclick board of directors held to evaluate the merger, Vantage Point Advisors rendered to the Superclick board of directors an oral opinion, which was confirmed by delivery of a written opinion received September 23, 2011 and signed and dated September 26, 2011, to the effect that, as of the date of the opinion, and based upon and subject to the factors, assumptions and limitations set forth therein, the Merger Consideration to be received in the merger by holders of Superclick common stock  was fair, from a financial point of view, to such holders.

The full text of the written opinion of Vantage Point Advisors to the Superclick board of directors, received September 23, 2011 and signed and dated September 26, 2011, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached to this proxy statement as Annex E. The following summary of Vantage Point’s opinion is qualified in its entirety by reference to the full text of the opinion. Vantage Point provided its opinion to the Superclick board of directors for the benefit and use of the Superclick board of directors in connection with and for purposes of its evaluation of the Merger Consideration from a financial point of view. Vantage Point Advisor’s opinion does not address any other aspect of the merger and does not constitute a recommendation to any shareholder as to how to vote or act in connection with the merger or any related matter.

In the course of Vantage Point’s analyses for rendering its opinion, among other things, Vantage Point performed the following procedures:

•	Reviewed Non-Binding Letters of Intent dated October 5, 2010 and June 24, 2011 expressing AT&T’s interest and various amendments thereof;
•	Reviewed the merger agreement;
•
Reviewed Superclick’s annual reports on Form 10-K for the fiscal year ended October 31, 2010, which included audited financial statements, as filed with the Securities and Exchange Commission, and its unaudited interim financial statements for the nine-month period ended July 31, 2011;

•	Reviewed quarterly reports on Forms 8-K and 10-Q for the fiscal year 2011 as filed with the Securities and Exchange Commission;
•	Reviewed operating and financial information, including projections, provided to us by management;
•	Reviewed Superclick’s current capitalization table;
•	Reviewed various documents related to the Nomadix litigation;
•	Reviewed the summary minutes of the Superclick Board of Director’s meetings held between December 20, 2010 and the opinion of Vantage Point dated September 11, 2011;
•	Reviewed Superclick-prepared executive summary of events;
•	Reviewed certain other publicly available financial data for companies that Vantage Point deemed comparable to Superclick;
•	Held discussions with Headwaters MB who was engaged by the Company to market Superclick for sale and negotiate with potential buyers;
•	Reviewed marketing material utilized in the marketing process of Superclick;
•
Held discussions with, and relied on statements made by, certain members of the senior management of Superclick with respect to certain aspects of the merger, the past and current business operations of Superclick, historical financial results and future prospects of Superclick, and certain other matters believed relevant to its inquiry; and

•	Conducted such studies, analyses, inquiries and investigations, as deemed appropriate

In arriving at its opinion, Vantage Point assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with it and relied upon the assurances of the management of Superclick that they were not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the Superclick forecasts, Vantage Point was advised by Superclick, and assumed that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Superclick as to the future financial performance of Superclick and the other matters covered thereby. Vantage Point did not make or was not provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Superclick, nor did it make any physical inspection of the properties or assets of Superclick. Vantage Point did not evaluate the solvency or fair value of Superclick under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. Vantage Point assumed, at the direction of Superclick, that the merger would be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement.

Vantage Point expressed no view or opinion as to any terms or other aspects of the merger (other than the Merger Consideration to the extent expressly specified in its opinion). Vantage Point’s opinion was limited to the fairness, from a financial point of view, of the Merger Consideration to be received in the merger by holders of Superclick common stock and no opinion or view was expressed with respect to any consideration received in connection with the merger by the holders of any other class of securities, creditors or other constituencies of any party. In addition, no opinion or view was expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the merger, or class of such persons, relative to the Merger Consideration.  Furthermore, no opinion or view was expressed as to the relative merits of the merger in comparison to other strategies or transactions that might be available to Superclick or in which Superclick might engage or as to the underlying business decision of Superclick to proceed with or effect the merger.  In addition, Vantage Point expressed no opinion or recommendation as to how any shareholder should vote or act in connection with the merger or any related matter.

Vantage Point’s opinion was necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to Vantage Point as of, the date of its opinion. It should be understood that subsequent developments may affect its opinion, and Vantage Point does not have any obligation to update, revise or reaffirm its opinion.

Superclick agreed to pay Vantage Point for its services in connection with the merger an aggregate fee of $42,500. Superclick also agreed to reimburse Vantage Point for its reasonable expenses and to indemnify Vantage Point against certain liabilities arising out of its engagement.  The fee payable to Vantage Point is not contingent on its issuance of a favorable fairness opinion.

Vantage Point is an independent San Diego-based corporate valuation firm, with offices in both San Diego and Orange County. It offers a full suite of valuation and financial advisory services to public and private companies and has collectively completed thousands of engagements across virtually all industries. It is a leading provider of valuation services for transaction, tax and financial reporting and regulatory compliance purposes, including ESOPs, gift and estate tax matters, goodwill and intangible asset impairment (ASC 350 and 360) and purchase price allocation (ASC 805). Vantage Point’s principals have extensive fairness and solvency opinion experience and have previously held positions at leading global investment banks and financial advisory firms. Vantage Point has transactional, operational and financial expertise.

Superclick selected Vantage Point as a financial advisor in connection with the merger because of its qualifications, expertise and reputation in valuation opinions related to mergers and acquisitions as well as its familiarity with Superclick and its business.

Financial Analyses by Financial Advisor

The following is a summary of the material financial analyses delivered by Vantage Point, which we refer to as the “financial advisor,” to the Superclick board of directors in connection with rendering their respective opinions described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by the financial advisor, nor does the order of analyses described represent relative importance or weight given to those analyses by the financial advisor. Some of the summaries of the financial analyses include information presented in tabular format. In order to fully understand the financial analyses performed by the financial advisor, the tables must be read together with the full text of each summary and are alone not a complete description of the financial advisor’s financial analyses. Considering the data set forth in the tables below without considering the narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial advisor’s financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before September 11, 2011, and is not necessarily indicative of current market conditions.

The preparation of fairness opinions is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to particular circumstances and, therefore, is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying the financial advisor’s opinion. In arriving at its fairness determination, the financial advisor considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, the financial advisor made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the analyses below as a comparison is directly comparable to Superclick or the merger.

The financial advisor prepared these analyses solely for purposes of, and the analyses were delivered to the Superclick board of directors in connection with, its provision of its opinion to the Superclick board of directors as to the fairness from a financial point of view of the Merger Consideration to be received by the holders of Superclick common stock pursuant to the merger agreement to such holders. These analyses do not purport to be appraisals nor do they necessarily reflect or purport to reflect the prices at which businesses or securities actually may be sold or the prices at which any securities have traded or may trade at anytime in the future. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of Superclick or its advisor, none of Superclick, Vantage Point or any other person assumes responsibility if future results are materially different from those forecast.

The type and amount of consideration payable in the merger was determined through arm’s-length negotiations between Superclick (and Headwaters and Roetzel and Andress, LPA, acting as agents for Surperclick) and AT&T and its counsel, rather than by Vantage Point, and was approved by the Superclick board of directors. Vantage Point did not recommend any specific Merger Consideration to the Superclick board of directors or to Superclick or that any given Merger Consideration constituted the only appropriate consideration for the merger. The decision to enter into the merger agreement was solely that of the Superclick board of directors. The opinion of financial advisor was one of many factors taken into consideration by the Superclick board of directors in its evaluation of the proposed merger. Consequently, the analyses described below should not be viewed as determinative of the opinion of the Superclick board of directors with respect to the Merger Consideration or of whether the Superclick board of directors would have been willing to determine that a different Merger Consideration was fair.

Discounted Cash Flow. Vantage Point performed an illustrative discounted cash flow, which we refer to as DCF, analysis on Superclick using the stand-alone, probability-adjusted forecast prepared by Superclick management to determine a range of implied values per share of Superclick common stock. The financial advisor relied on management’s projections for the years ending October 31, 2011 through October 31, 2014.

In estimating Superclick’s value into perpetuity the financial advisor utilized the Gordon Growth Method (GGM) and the Exit Multiple Method.

•	Gordon Growth Method: A sustainable growth rate of 5.0 percent was selected based on economic and industry outlooks. A concluded terminal period capitalization rate of 25.0 percent was used.
•	Exit Multiple Method: An EBITDA exit multiple of 4.0 times was applied to 2014 EBITDA of $3.1 million.

Vantage Point also considered depreciation and amortization and capital expenditures as provided by management. The normalized working capital requirement of zero percent of incremental revenues was chosen to reflect the neutral working capital needs of the Company resulting from the deferred revenue business model.  Based on an income approach analysis, the business enterprise value range was determined to be as follows: $8.2 million to $11.2 million. Adjustments were made for cash, assumed litigation settlement obligations, value of certain business opportunities, and option proceeds to arrive at an equity value range of: $10.7 million to $13.7 million or $0.18 per share to $0.23 per share.

Public Stock Price Analysis. Vantage Point reviewed a variety of time periods in its assessment:

•	Trading 10-day public stock price, trading 30-day public stock price and trading 90-day public stock price which collectively yielded a mean range of $0.16 to $0.25.

The financial advisor made the following observations:

•	There are few if no institutional investors with significant stakes in Superclick;
•	Superclick represented that the largest shareholders holds less than five percent of the common shares outstanding;
•	Absolute trading value has been approximately $20 thousand per day over the past three months. This equates to 0.2 percent of basic market capitalization;
•	Superclick has not actively marketed or made investor presentations to potential investors;
•	There are no equity analysts following Superclick;
•	The closing stock price has fluctuated significantly over the past twelve months;
•	Historical volatility over the past 2 years and six months is 100 and 75 percent, respectively;
•	The high over the past 12 months was $0.25 per share, or 150 percent higher than the low of $0.10 per share;
•	The stock price was $0.15 per share when Headwaters was engaged on October 6, 2010;
•	On September 22, 2011 the price was $0.23 per share; and
•	The percentage premium of the $0.268 transaction consideration over the closing stock prices over the past 90 days is 7 percent to 68 percent.

Guideline Company Analysis. Vantage Point reviewed and compared certain financial information for Superclick to corresponding financial information and multiples for nine publicly traded corporations. The companies included were chosen because they are publicly traded companies with operations that for purposes of analysis may in certain respects be considered similar to those of Superclick:

•	ADTRAN, Inc.
•	Aruba Networks, Inc.
•	INX Inc.
•	LodgeNet Interactive Corporation
•	PAR Technology Corp.
•	RoomLinX Inc.
•	RSI International Systems, Inc.
•	Solutions Inc. Technologies Ltd.
•	Sylogist Ltd.

It was determined that LodgeNet Interactive represented the best comparable to the Company.  However, none of the selected companies are directly comparable to Superclick.

The following table summarizes the range of observed valuation multiples utilized in Vantage Point’s guideline company analysis under the market approach.

	BEV / Revenue								BEV / EBITDA
	Total				Forward		Forward						Forward		Forward
	LTM		FY 2010		FY1		FY2		LTM		FY 2010		FY1		FY2

Minimum:	0.21	x	0.21	x	0.21	x	0.21	x	3.9	x	3.8	x	3.7	x	3.7	x
Lower (First) Quartile:	0.39	x	0.42	x	0.75	x	0.79	x	5.1	x	4.8	x	5.9	x	4.1	x
Median:	0.91	x	0.87	x	1.68	x	1.59	x	8.1	x	9.2	x	8.0	x	5.8	x
Average:	1.53	x	1.58	x	1.93	x	1.69	x	11.6	x	10.0	x	12.3	x	8.7	x
Upper (Third) Quartile:	2.19	x	2.19	x	2.85	x	2.49	x	10.9	x	11.4	x	16.5	x	10.4	x
Maximum:	5.24	x	5.24	x	4.13	x	3.38	x	33.7	x	22.4	x	25.1	x	19.5	x

Trailing and forward revenue and EBITDA market multiples were calculated from the set of comparable guideline companies. The revenue and EBITDA multiples were used to obtain unadjusted business enterprise values in the range of $7.7 to $9.9 million. Adjustments were made for cash, litigation settlement assumptions, certain business opportunities and option proceeds to arrive at an equity value range of $11.7 to $13.9 million, or $0.20 to $0.24 per share.

Market Transaction Analysis. The financial advisor performed a market transaction analysis based on observed transactions involving the sale of entire companies, identifying thirty-one recent market transactions involving businesses reasonably similar to Superclick.

Revenue and EBITDA market multiples were calculated from the set of selected comparable company transactions. The revenue multiples were used to obtain unadjusted business enterprise value in the range of $9 to $14.7 million. Adjustments were made for cash and option proceeds to arrive at an equity value in the range of $12.3 to $18 million, or $0.21 to $0.31 per share.

Certain Illustrative Projections for Superclick

In connection with the transaction process, Superclick management prepared illustrative projections of the future financial performance of Superclick on a stand-alone basis. Superclick is including net revenue and EBITDA forecasts from these projections below because these projections were presented to the Superclick board of directors as part of its review of the transaction and provided to Vantage Point in connection with the preparation of their respective fairness opinions and their associated financial analyses described above under “The Merger — Opinion of Financial Advisor to Superclick.”

	Fiscal Year Ending October 31,
	2011	2012	2013	2014
Revenue	$10,879,985	$13,431,613	$16,618,178	$20,572,879
EBITDA	$1,635,321	$2,449,274	$2,605,355	$3,123,135

The illustrative net revenue projections set forth above were not prepared in connection with a detailed analysis of the fundamentals of Superclick’s business and assets nor were they prepared on a basis consistent with the historical accounting policies included in the section titled “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” contained in Superclick’s Annual Report on Form 10-K for the year ended October 31, 2010.  For more information, see “Where you Can Find More Information” in this proxy statement.

The illustrative net revenue projections are not being included in this proxy statement for the purpose of influencing your decision whether to vote for the adoption of the merger agreement or exercise dissenters’ rights with respect to your shares of Superclick common stock. Such illustrative net revenue projections were not prepared in compliance with U.S. generally accepted accounting principles, which we refer to as U.S. GAAP, or with published guidelines of the SEC or the American Institute of Certified Public Accountants regarding financial projections. Superclick’s independent public registered accounting firm has not examined or compiled any of the illustrative net revenue and EBITDA projections, expressed any conclusion or provided any form of assurance with respect to the illustrative net revenue and EBITDA projections and, accordingly, assumes no responsibility for them.

Superclick cautions you that the illustrative net revenue and EBITDA projections are speculative in nature and based upon subjective decisions and assumptions. The illustrative net revenue projections are inherently subject to uncertainty because they are based upon numerous factors and events beyond the control of the parties and their respective advisor, and the inclusion of this information should not be regarded as an indication that Superclick, or any other person considered, or now considers, it to be necessarily predictive of actual future results. Accordingly, neither Superclick nor its respective affiliates or representatives assumes any responsibility for the accuracy of this information.

While presented with numerical specificity, the illustrative net revenue projections are necessarily speculative given the time periods involved and are based upon various assumptions which are likely to be different than actual results for any number of reasons, including general economic conditions, competition and the risks discussed under Part I, Item IA, “Risk Factors” in Superclick’s Annual Report on Form 10-K for the year ended October 31, 2010.

Because the illustrative net revenue projections cover multiple years, such information by its nature becomes less reliable with each successive year. The illustrative net revenue projections also does not take into account any circumstances or events occurring after the date on which they were prepared and do not give effect to the transactions contemplated by the merger agreement, including the merger.  Accordingly, there can be no assurance that the net revenue reflected in the illustrative financial projections will be realized, and actual results may vary materially from those reflected in such illustrative financial projections. You should read the section entitled “Cautionary Statement Regarding Forward-Looking Statements” for additional information regarding the risks inherent in forward-looking information such as the illustrative financial projections.

Readers of this proxy statement are cautioned not to place any reliance on the excerpts of the illustrative net revenue projections set forth above. No representation is made by Superclick or any other person to any shareholder of Superclick regarding the ultimate performance of Superclick compared to the information included in the above summary of the illustrative net revenue projections. The inclusion of the excerpts of the illustrative net revenue projections in this proxy statement should not be regarded as an indication that such illustrative projections will be an accurate prediction of future events nor construed as financial guidance, and they should not be relied on as such. Superclick has made no representation to AT&T or any other person concerning the projected financial data.

Superclick will not update or otherwise revise the illustrative net revenue and EBITDA projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying such illustrative net revenue and EBITDA projections are no longer appropriate.

Interests of Directors and Executive Officers of Superclick in the Merger

When reading this proxy statement, you should be aware that the executive officers and directors of Superclick may have interests in the merger that may be different from, or in addition to, the interests of other Superclick shareholders generally. The Superclick board of directors were aware of these interests and considered them, among other factors, in unanimously determining that the transactions contemplated by the merger agreement, including the merger, are advisable and fair to, and in the best interest of, Superclick and its shareholders, adopting the merger agreement and declaring advisable the merger.  A description of these interests is set forth below.

Value of Equity Awards

Sandro Natale, Chief Executive Officer and Jean Perrotti, Chief Financial Officer of Superclick hold options to purchase Superclick common stock, which we refer to as options, whether or not vested, pursuant to the merger agreement, will immediately vest and be cancelled in exchange for a cash payment as more fully described below in the sections entitled “ Stock Options and Stock Appreciation Rights” and “ Restricted Stock Units.”

The following table sets forth the total amount of cash that executive officers and directors of Superclick would have received in respect of their vested and unvested equity awards assuming the merger was completed on September 23, 2011.  For purposes of this table: (1) the “per share amount” described under “The Merger Agreement - Treatment of Superclick Stock Options” has an assumed value of $0.268 per share based upon the Merger Consideration.

Name	Number of Underlying Vested and Unvested Options (Exercise Price)	Total ($)
Sandro Natale	3,600,000	783,360

Jean Perrotti	2,400,000	522,240

(1)	Represents (a) the difference between $0.268 (i.e., the per share amount of Merger Consideration) and the exercise price, multiplied by the number of underlying vested and unvested options.

Employment Agreements with Executive Officers

Sandro Natale, the Chief Executive Officer of Superclick, is party to an employee agreement with Superclick under which Superclick is obligated to pay to Mr. Natale certain benefits if both (1) a change of control occurs and (2) Mr. Natale’s employment is terminated by Superclick without “cause” or by Mr. Natale for “good reason” at any time following such change of control. Upon such a termination and provided he executes and delivers to Superclick a general release, he would receive:

•	Severance pay equal to his base salary for a twelve month period, payable within 10 days following the date of termination;

•	Cash payment in a single sum within 10 days following the date of termination equal to a pro rata portion of target full year’s bonus under bonus plan;

•	All stock options shall be immediately vested and exercisable; and

•
For up to 12 months following date of termination, continuation of same or equivalent life, health, hospitalization, dental and disability insurance coverage and other insurance or welfare benefits received immediately prior to the change in control.

Effective as of the closing, Mr. Natale will enter into an Executive Retention, Non-Competition and Non-Solicitation Agreement with Superclick (surviving company) in which Superclick will make an awards payment paid to Mr. Natale.  The agreement which shall be effective on the closing of the merger, replaces in its entirety and supersedes the terms and conditions of Mr. Natale’s employment agreement with Superclick.

Jean Perrotti, the Chief Financial Officer of Superclick, is party to an employee agreement with Superclick under which Superclick is obligated to pay to Mr. Perrotti certain benefits if both (1) a change of control and (2) Mr. Perrotti’s employment is terminated by Superclick without “cause” or by Mr. Perrotti for “good reason” at any time following such change of control.  Upon such a termination and provided he executes and delivers to Superclick a general release, he would receive:

•
The amount of the Severance Payment equal to Mr. Perrotti’s monthly Base Salary multiplied by a maximum of 12 months and increased by a factor of 20% to account for Mr. Perrotti’s loss of benefits. Cash payment will be payable in a single sum within the 10 days following Mr. Perrotti’s termination date;

•	Unpaid vacation pay;

•	Cash payment within 10 days following the date of termination in the amount equal to a pro rata portion of the “target” full year’s bonus;
•	All stock options shall be immediately vested and exercisable
•
For 6 months following the date of termination Mr. Perrotti shall be entitled to the continuation of the same or equivalent life, health, hospitalization, dental and disability insurance coverage and other employee insurance or welfare benefits he had received immediately prior to the change in control.

Effective as of closing, Jean Perrotti will enter into an Executive Retention, Non-Competition and Non-Solicitation Agreement with Superclick (surviving company) in which  Superclick will make an awards payment paid to Mr. Perrotti.  The agreement which shall be effective on the closing of the merger, replaces in its entirety and supersedes the terms and conditions of Mr. Perrotti’s employment agreement with Superclick

The following sets forth for each executive officer of Superclick the estimated amount of cash severance pay, the value of health and dental benefits and the value of life insurance premiums to which the executive officer will be entitled to, assuming the merger is completed and the executive officer remains with Superclick six months thereafter.

•	AT&T will pay Sandro Natale a cash retention award in a lump sum amount equal to $343,287, plus an additional amount equal to $95,000.
•	AT&T will pay Jean Perrotti a cash retention award in a lump sum amount equal to $287,422 plus an additional amount equal to $92,684.

Golden Parachutes

The following table sets forth the estimated amounts of compensation that each named executive officer could receive that are based on or otherwise relate to the merger under existing employment contracts with Superclick. These amounts have been calculated assuming each named executive officer experiences a qualifying termination of employment (as discussed under “Employment Agreements with Executive Officers”).

Name	Cash ($) (1)	Equity ($) (2)	Pension and Non-Qualifying Deferred Comp. ($)	Prerequisites/ Benefits ($)	Tax Reimbursement ($)	Other ($)	Total ($)
Sandro Natale	$220,500	Nil	Nil	Nil	NIL	Nil	$220,500
Jean Perrotti	$200,400	Nil	Nil	Nil	Nil	Nil	$200,400

Cash. Represents the value of (a) a cash payment (b) the cash value of continued health and medical benefits.

Directors and Officers Indemnification and Continuation of Insurance

AT&T has agreed that for a period of six years after the closing, the surviving corporation shall indemnify and hold harmless the individuals who on or prior to the closing were officers or directors of Superclick or its subsidiaries or were serving at the request of Superclick as an officer or director of any other corporation, partnership or joint venture, trust, employee benefit plan or other enterprise with respect to all acts or omissions by them in their capacities as such at any time prior to the closing to the extent provided under Superclick’s Articles of Incorporation or Bylaws, in each case as in effect on the date of the merger agreement (including with respect to the advancement of expenses).

Prior to the closing, AT&T will purchase a “tail” officers’ and directors’ liability insurance policy in respect of acts or omissions occurring prior to the closing covering each such person currently covered by Superclick’s officers’ and directors’ liability insurance policy with a term of six years from the closing and on terms with respect to coverage and in amounts which are, in the aggregate, no less advantageous than those of the policy in effect on the date of the merger agreement; provided, that in no event AT&T will be required to expend pursuant to Section 6.11(b) of the merger agreement more than an amount equal to 150% of the annual premiums paid by Superclick as of the date of the merger agreement for its existing officers’ and directors’ liability insurance policy.

The rights of each indemnified party under the merger agreement are in addition to any rights such indemnified party may have under the certificate of incorporation, bylaws or any other organizational documents of Superclick or any of its subsidiaries, any other indemnification arrangement in existence as of the date of the merger agreement, under Washington law or otherwise.

AT&T has agreed that, if AT&T, Superclick (as the surviving corporation) or any of their successors or assigns consolidates with or merges into any other corporation or entity and is not the continuing or surviving corporation or entity of the consolidation or merger, or transfers all or substantially all of its properties and assets to any individual, corporation or other entity, then, and in each case, proper provisions will be made so that the successors and assigns of AT&T or Superclick (as the surviving corporation), as applicable, will assume the indemnification obligations of AT&T, Superclick or any of their respective successors or assigns, as applicable, as set forth in the merger agreement.

Stock Options

Each Superclick stock option that remains outstanding immediately prior to the completion of the merger and that has an exercise price that is equal to or less than the per share amount will be cancelled in exchange for the right to receive an amount in cash, without interest, equal to the product of (x) the aggregate number of shares of Company common stock subject to such option, times (y) the excess, if any, of the Merger Consideration over the per share exercise price under such stock option, less any withholding taxes..

Executive Retention, Non-Competition and Non-Solicitation Agreement

Effective as of the closing, Messrs. Natale and Perrotti will enter into an executive retention non-competition and non-solicitation agreement with Superclick (surviving company), which we refer to as the Non-Competition Agreement, pursuant to which Messrs. Natale and Perrotti will be generally prohibited one year after completion of the merger from, without the prior written consent of AT&T, engage in the following activities, whether for personal benefit or on behalf of, or in conjunction with, any other business, company, partnership, or proprietorship, and whether as an executive, partner, principal, officer, director, consultant, contractor, agent, shareholder, employee, or otherwise: solicit, take away, or attempt to take away any customer or account of the Company or an AT&T Party as defined in the non-competition agreement, or assist anyone in doing so, if the customer or account was someone whom the Employee worked or dealt with, solicited, provided service to, or with respect to which the Employee obtained access to confidential information by virtue of his employment with the Company or an AT&T Party, including without limitation, named customers or accounts, solicit, recruit, or endeavor to employ any then current employee of AT&T or an AT&T Party or attempt to persuade such employee to discontinue his or her employment with the Company or an AT&T Party; anywhere in the world, own, manage, operate, control, hold more than a 5% equity in (including stock options, voting or profit participation interest in) a competitive enterprise, other than Mr. Natale’s or Mr. Perrotti`s ownership in existence as of September 23, 2011 or closing of merger, the effective date of the Non-Competition Agreement; or be involved (including as an executive, principal, director, officer, contractor, employee, partner, consultant, financier, agent, representative or advisor) in a competitive enterprise in the following roles:  sales or account management, operations, system development, business development, product development or corporate strategy.  “Competitive Enterprise” means any business enterprise primarily engaged in providing or making available to customers, having global operations similar to those customers listed above, (a) broadband services access support to lodging facilities or (b) managed internet and video services to hospitality, retail and healthcare industries.

The Non-Competition Agreement will become effective as of the completion of the merger and will have no force or effect if the is terminated prior to the completion of the merger or if the merger is otherwise not completed.

Delisting and Deregistration of Superclick Common Stock

If the merger is completed, Superclick’s common stock will be delisted from OTCBB and deregistered under the Exchange Act, and Superclick will no longer file periodic reports with the SEC related to Superclick common stock.

THE MERGER AGREEMENT

The following summary describes certain material provisions of the merger agreement and is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A and which is incorporated by reference into this proxy statement.  This summary does not purport to be complete and may not contain all of the information about the merger agreement that may be important to you. We encourage you to read the merger agreement carefully and in its entirety, as it is the legal document governing the merger.

The Merger

The merger agreement provides for the merger of Merger Sub with and into Superclick upon the terms and subject to the conditions of the merger agreement, and in accordance with the Washington Business Corporation Act, which we refer to as the “Act” or RCW 23B, with Superclick being the surviving corporation.  As a result of the merger, Superclick will become a direct or indirect wholly-owned subsidiary of AT&T, and will continue its corporate existence under the laws of the State of Washington. Upon completion of the merger, the initial directors of the surviving corporation shall be the directors of Merger Sub immediately prior to the Effective Time as defined below, until their respective successors are duly elected or appointed and qualified.  The initial officers of the surviving corporation shall be the officers of Merger Sub immediately prior to the effective time, until their respective successors are duly appointed.

Effective Time

The effective time, or completion, of the merger will occur at the time that the articles of merger are duly executed and filed with the Secretary of State of the State of Washington in accordance with the RCW 23B. 13 on the closing date of the merger (the “Effective Time”). The “closing date” will occur on the day that is no later than two business days following the satisfaction or waiver (to the extent permitted under applicable law and the terms of the merger agreement) of the conditions to the completion of the merger (other than those that can only be fulfilled at the closing, but subject to the satisfaction or waiver of such conditions) described under “Conditions to the Merger,” or another date as Superclick, Merger Sub and AT&T may agree in writing.

Merger Consideration

Each share of Superclick common stock issued and outstanding immediately prior to the completion of the merger, other than shares held by shareholders who have properly exercised dissenters’ rights with respect to such shares in accordance with Chapter 23 of the Act, which we refer to as dissenting shares, and shares held in the treasury of Superclick or owned by AT&T, Merger Sub or any wholly-owned subsidiary of AT&T or Superclick, which we refer to as excluded shares, will be converted in the merger into the right to receive $0.268 in cash, without interest. We refer to the consideration for the merger described above as the Merger Consideration.

Dissenting Shares

Shares of Superclick common stock held by any shareholder who properly dissents and gives notice of intent to demand payment with respect to such shares in compliance with RCW 23B.13 will not be converted into the right to receive the Merger Consideration, and holders of such shares will be entitled to receive payment of the value of such shares determined in accordance with the applicable provisions of the Act and as further described in the section entitled “Rights of Shareholders to Dissent.”  However, if, after the completion of the merger, any holder of dissenting shares fails to perfect or effectively withdraws or loses its right to dissent and payment under the Act, the shares of Superclick common stock held by that shareholder that were dissenting shares will be treated as if they had been converted into the right to receive the Merger Consideration, any cash in lieu of fractional shares and any dividends or other distributions to which such shareholder is entitled to receive, without any interest thereon. In the event of provision of notice of intent to demand payment for shares under RCW 23B.13.210, by holders of more than five percent (5%) of Superclick’s outstanding common stock AT&T will not be obligated to close the transactions contemplated by the merger agreement.

Treatment of Superclick Stock Options

Superclick shall take all requisite action so that, at the Effective Time, each option to acquire shares of Superclick common stock that is outstanding immediately prior to the Effective Time, whether or not then vested or exercisable, shall be, by virtue of the merger and without any action on the part of AT&T, Merger Sub, Superclick, the holder of the Superclick stock option or any other person, cancelled and converted into the right to receive from AT&T and the surviving corporation, as promptly as reasonably practicable after the Effective Time, an amount in cash, without interest, equal to the product of (x) the aggregate number of shares of Company common stock subject to such option, times (y) the excess, if any, of the Merger Consideration over the per share exercise price under such stock option, less any withholding taxes.

Payment and Exchange Procedures

On or prior to the closing date, AT&T shall enter into an agreement with the exchange agent and make available cash in an amount sufficient to permit the payment of the Merger Consideration to which the Superclick shareholders are entitled (including cash sufficient to pay cash in lieu of fractional shares of Superclick common stock).

As soon as practicable after the Effective Time, AT&T shall cause to be mailed to each holder of record of (i) a certificate or certificates that immediately prior to the Effective Time represented outstanding shares of Superclick stock or (ii) book-entry shares that immediately prior to the Effective Time represented outstanding shares of Superclick common stock a letter of transmittal and instructions for use in effecting the surrender of the Superclick certificates or the book-entry shares in exchange for the Merger Consideration.  Upon surrender of a Superclick certificate for cancellation, receipt of an “agent’s message” by the exchange agent in the case of book-entry shares or upon delivery of an affidavit of lost certificate and an indemnity in form and substance reasonably satisfactory to AT&T to the exchange agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the exchange agent shall pay by check to each tendering holder of a Superclick certificate, book-entry share or an affidavit the Merger Consideration.  No interest will be paid or accrued on any cash payable to holders of Superclick certificates or book-entry shares.

After the Effective Time, there shall be no further registration of transfers on the stock transfer books of Superclick or its transfer agent of any shares of Superclick’s capital stock that were outstanding immediately prior to the Effective Time.  If, after the Effective Time, any Superclick certificates, book-entry shares or affidavits for lost Superclick certificates are presented for any reason, they shall be cancelled and exchanged.

Until Superclick certificates or book-entry shares are surrendered or an affidavit with respect to any lost Superclick certificates is delivered, the certificates or book-entry shares shall be deemed to evidence ownership of the right to receive from AT&T the Merger Consideration.

Each of the exchange agent, AT&T and the surviving corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable to any holder or former holder of Superclick common stock such amounts as may be required to be deducted or withheld under the Internal Revenue Code of 1986, as amended or under any provision of state, local or foreign tax law or under any other applicable law.  To the extent such amounts are so deducted or withheld, such amounts shall be treated for as having been paid to the person to whom such amounts would otherwise have been paid.

None of the exchange agent, AT&T, the surviving corporation or any party hereto shall be liable to a holder of shares of Superclick common stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar applicable law.

Any portion of the exchange fund that remains undistributed to the holders of Superclick common stock for twenty-four (24) months after the Effective Time shall be delivered to AT&T or an entity designated by AT&T, upon demand.

Representations and Warranties

The merger agreement contains representations and warranties which the parties made to each other. The statements embodied in those representations and warranties were made for purposes of the contract between the parties and are subject to qualifications and limitations agreed to by the parties in connection with negotiating the terms of that contract. Certain representations and warranties were made as of the date of the merger agreement (or other date specified in the merger agreement), may be subject to contractual standards of materiality different from those generally applicable to shareholders or may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact.

Information concerning the subject matter of the representations and warranties may have changed since the date of the merger agreement, and these changes may or may not be fully reflected in our public disclosures. The merger agreement should not be read alone, but should instead be read in conjunction with the other information regarding Superclick and the merger that is contained in this proxy statement as well as in the filings that Superclick makes and has made with the SEC. The representations and warranties contained in the merger agreement may or may not have been accurate as of the date they were made and we make no assertion herein that they are accurate as of the date of this proxy statement.

In the merger agreement, Superclick made various representations and warranties that are subject, in some cases, to specified exceptions and qualifications. Superclick’s representations and warranties relate to, among other things:

•	Superclick and its subsidiaries’ organization, good standing, and qualification to do business;

•	Superclick’s capitalization, including the particular number of outstanding shares of Superclick common stock, stock options;

•	Superclick’s corporate power and authority to enter into the merger agreement and to complete the merger and the transactions contemplated by the merger agreement;

•	The execution and delivery of the merger agreement by Superclick;

•	The approval and authorization by the Superclick board of directors of the merger agreement, the merger and the other transactions contemplated by the merger agreement;

•
The absence of any violation or conflict with Superclick or its subsidiaries’ governing documents, applicable law or certain agreements as a result of the execution and delivery of the merger agreement and completion of the merger;

•
Superclick’s filings with the SEC since January 1, 2008, including financial statements, Sarbanes-Oxley certifications, absence of complaints regarding accounting practices, controls over financial reporting, and the absence of certain undisclosed liabilities;

•	Information supplied by Superclick for inclusion or incorporation by reference in this document;

•	The conduct of Superclick and its subsidiary of their operations and the absence of certain events, including a “material adverse effect” (which we define below);

•	The absence of legal proceedings and orders;

•	Superclick and its subsidiaries’ permits and compliance with applicable law;

•	Taxes;

•	Employee benefit plans and ERISA matters;

•	Employee matters;

•	The absence of related-party transactions;

•	Purchasers and suppliers of Superclick services and products;

•	Intellectual property matters;

•	Material contracts and performance of obligations thereunder;

•	Receipt by the Superclick board of directors of a fairness opinion from Vantage Point;

•	The absence of undisclosed broker’s fees; and

•	Insurance coverage

The representations and warranties of Superclick will not survive the completion of the merger or the termination of the merger agreement.

Many of Superclick’s representations and warranties are qualified by reference to a “material adverse effect” standard; that is, they will not be deemed to be untrue or incorrect unless their failure to be true and correct, individually or in the aggregate, would reasonably be expected to have a “material adverse effect.” For purposes of the merger agreement, an “ material adverse effect” means any state of facts, change, development, event, effect, condition, occurrence, action or omission that, alone or together with any other state of facts, change, development, event, effect, condition, occurrence, action or omission, that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to (i) the business, results of operations, financial condition or assets of Superclick and its subsidiaries, taken as a whole, or (ii) the ability of Superclick to consummate the transactions on a timely basis.

In no event will any of the following, alone or in combination, be deemed to constitute, nor will any of the following be taken into account in determining whether there has been, or there would reasonably be expected to be, a Superclick material adverse effect:

•	general legal, market, economic or political conditions affecting the industry in which Superclick operates;

•	changes affecting general worldwide economic or capital market conditions (including changes in interest or exchange rates);

•
the pendency or announcement of the merger agreement, including any reaction of any customer, employee, supplier, service provider, partner or other constituency to the identity of AT&T or any of the transactions;

•	any decrease in the market price or trading volume of Superclick common;

•	Superclick’s failure to meet any internal or published projections, forecasts or other predictions or published industry analyst expectations of financial performance

•	any change in GAAP that occurs or becomes effective after the date of the merger agreement

•	actions taken, or failures to take action, by Superclick or any of its subsidiaries in compliance with the express terms of this Agreement; and

•
any natural disaster, any act or threat of terrorism or war anywhere in the world, any armed hostilities or terrorist activities anywhere in the world, any threat or escalation of armed hostilities or terrorist activities anywhere in the world.

In the merger agreement, AT&T and Merger Sub also made various representations and warranties that are subject, in some cases, to specified exceptions and qualifications.  AT&T and Merger Sub’s representations and warranties relate to, among other things:

•	AT&T and Merger Sub’s organization, good standing, and qualification to do business;

•	AT&T and Merger Sub’s corporate power and authority to enter into the merger agreement and to complete the merger and the transactions contemplated by the merger agreement;

•	the execution and delivery of the merger agreement by each of AT&T and Merger Sub;

•	the required approvals and consents of governmental entities and other persons in connection with the merger agreement, the merger and the other transactions contemplated by the merger agreement;

The representations and warranties of AT&T and Merger Sub do not survive the completion of the merger or the termination of the merger agreement.

Conduct of Superclick’s Business Pending the Merger

Under the merger agreement, Superclick has agreed that, subject to specified exceptions or unless consented to in writing by AT&T or required by applicable law, between the date of the merger agreement and the earlier of the completion of the merger and the date on which the merger agreement is terminated, Superclick will, and will cause its subsidiary to:

•	carry on their respective businesses in the ordinary course;

•	preserve intact its present business organization;

•	keep available the services of its present officers and employees;

•	preserve its relationships with customers, suppliers, licensors, licensees and others with which it has business dealings; and

•	promptly notify Parent of any material event involving its business, operations or financial condition.

Superclick has also agreed that, between the date of the merger agreement and the earlier of the completion of the merger and the date on which the merger agreement is terminated, subject to specified exceptions, it will not:

•
terminate, waive or fail to exercise any stock repurchase rights by which Superclick common stock may be repurchased for a per share price of less than $0.268, accelerate, amend or change the period of exercisability of options to purchase Superclick common stock or restricted Superclick common stock, or reprice any outstanding options to purchase Superclick common stock or authorize cash payments in exchange for any options to purchase Superclick common stock;

•
grant, pay or agree to grant or pay any severance (including change-of-control) or termination pay or other amounts to any employee, contractor, consultant or agent, or increase the amount of any such pay or amounts, or adopt any new severance (including change-of-control) plan;

•
transfer or license to any person or otherwise extend, amend or modify in any material respect any Superclick intellectual property rights, other than non-exclusive licenses in the ordinary course of business and consistent with past practice;

•
declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock of Superclick or split, combine or reclassify any capital stock of Superclick or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

•
purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock of Superclick or its subsidiaries, except repurchases of unvested shares at cost in connection with the termination of the employment relationship with any employee pursuant to stock option or purchase agreements in effect;

•
issue, deliver, sell, authorize, pledge or otherwise encumber any shares of capital stock or any securities convertible into shares of capital stock of Superclick, or subscriptions, rights, warrants or options to acquire any shares of capital stock of Superclick or any securities convertible into shares of capital stock of Superclick, or enter into other contracts of any character obligating it to issue any such shares or convertible securities, other than the issuance, delivery and/or sale of shares of Superclick common stock pursuant to the exercise of Superclick stock options outstanding;

•	cause, permit or propose any amendments to Superclick charter documents other than Superclick’s Articles of Amendment;

•
acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any person; or otherwise acquire or agree to acquire any assets that are material, individually or in the aggregate, to the business or enter into any material joint ventures, strategic relationships or alliances;

•	sell, lease, license, encumber or otherwise dispose of any properties or assets outside of ordinary course of business consistent with past practice;

•
incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Superclick or any of its subsidiaries, enter into any “keep well” or other contract to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing;

•
adopt or amend any employee benefit plan or employee stock purchase or employee stock option plan, or enter into any employment or contractor contract or collective bargaining contract, pay any special bonus or special remuneration or offer any retention plans or payments or change-in-control plans or payments to any director, employee, contractor, consultant or agent, make any loan or provide any advance to any director, employee, contractor, consultant or agent, or increase the salaries or wage rates or fringe benefits of its directors, employees, contractors, consultants or agents other than in the ordinary course of business, consistent with past practice, or change in any material respect any management policies or procedures;

•	make any material capital expenditures outside of the ordinary course of business or outside of the budget previously provided to parent;

•	fail to collect account receivables and pay account payables, or to otherwise manage working capital, in the ordinary course of business consistent with past practice;

•	enter into, materially modify, amend or terminate any company material contract or waive, release or assign any material rights or claims;

•
enter into any contract with regard to the acquisition or licensing of any material intellectual property rights other than licenses, distribution contracts or other similar contracts entered into in the ordinary course of business consistent with past practice;

•	materially revalue any of its assets or, except as required by GAAP, make any change in accounting methods, principles or practices;

•	engage in any action with the intent to directly or indirectly adversely impact any of the transactions, including with respect to any takeover statute;

•
without limiting the foregoing, take any action or fail to take any action reasonably within the Superclick’s control, that would cause any representation or warranty of Superclick to cease to be true and accurate as of the closing date as though then first made;

•
except with respect to intellectual property rights, settle any claim, suit, action, arbitration, dispute or other proceeding by making one or more payments or transferring other consideration valued in excess of $50,000; or

•	settle any claim, suit, action, arbitration, dispute or other proceeding directly or indirectly relating to any intellectual property rights.

Obligation to Call Special Meeting and Recommend the Merger Agreement

Superclick has agreed to, as promptly as practicable, and in any event not later than 30 days after the merger agreement is executed, prepare and file the proxy statement with the SEC.

The proxy statement shall include the recommendation of the Superclick board of directors in favor of, approval and adoption of the Articles of Amendment, the merger agreement and the transactions.  Superclick shall use its reasonable best efforts to cause the proxy statement to be mailed to the Superclick shareholders, as promptly as practicable after the date the SEC staff advises that it has no further comments thereon or that Superclick may commence mailing the proxy statement.

Superclick shall use its reasonable best efforts in accordance with its Articles of Incorporation and bylaws and the Act to duly call, give notice of, convene and hold a meeting of Superclick shareholders as soon as reasonably practicable following the date of mailing of the proxy statement for the purpose of obtaining the company shareholder approvals.

The notice for the Superclick shareholder meeting shall comply with the Act, including a statement of a Superclick shareholder’s right to assert dissenters’ rights under the Act and shall be accompanied by a copy of RCW 23B.13.

Superclick’s board of directors shall recommend the approval of the Articles of Amendment, the merger and the transactions at the Superclick shareholder meeting, include such recommendations in the proxy statement and use its reasonable best efforts to obtain the Superclick shareholder approvals.

In connection with the Company’s shareholder meeting, the Company shall (i) unless there has been an adverse recommendation change, use its reasonable best efforts to obtain the Company’s shareholder approvals and to solicit from the Company’s shareholders proxies in favor of the Company’s shareholder approvals, (ii) otherwise comply with all legal requirements applicable to such meeting, and (iii) cooperate and consult with the parent with respect to each of the foregoing matters.

The Articles of Amendment and merger agreement shall be submitted to the Company shareholders at the Company shareholder meeting whether or not (x) the Company’s board of directors shall have effected an adverse recommendation change or (y) any acquisition proposal shall have been publicly proposed or announced or otherwise submitted to the Company or any of its advisors.

Proxy Statement

Superclick has further agreed that no amendment or supplement to the proxy statement will be made without the approval of AT&T, which approval shall not be unreasonably withheld or delayed; provided, that with respect to documents filed by Superclick that are incorporated by reference in the proxy statement, if any, this right of approval shall apply only with respect to information relating to AT&T or its business, financial condition or results of operations; and provided, further, that Superclick, in connection with an adverse recommendation change, may amend or supplement the proxy statement pursuant to an amendment or supplement to the proxy statement to the extent it contains (i) an adverse recommendation change, (ii) a statement of the reasons of Superclick’s board of directors for making such adverse recommendation change and (iii) additional information reasonably related to the foregoing.

Superclick will advise AT&T, promptly after it receives notice thereof, of any request by the SEC for amendment of the proxy statement.  If, at any time prior to the Effective Time, AT&T or Superclick discovers any information relating to any party, or any of their respective affiliates, officers or directors, that should be set forth in an amendment or supplement to the proxy statement, so that none of those documents would include any misstatement of a material fact or omit to state any material fact necessary to make the statements in any such document, in light of the circumstances under which they were made, not misleading, the party that discovers that information shall promptly notify the other party and an appropriate amendment or supplement describing that information shall be promptly filed with the SEC and, to the extent required by law or regulation, disseminated to the company shareholders.

Restrictions on Solicitation of Third Party Acquisition Proposals

After the date of the merger agreement until the completion of the merger, Superclick has agreed that it will not, and has agreed to use its reasonably best efforts to cause its representatives and the representatives of its subsidiaries not to:

•	solicit, initiate or take any action to knowingly facilitate or encourage the submission of any acquisition proposal;

•
enter into or participate in any discussions or negotiations with, furnish any nonpublic information relating to Superclick or afford access to the business, properties, assets, books or records of Superclick to, otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by any third party that is seeking to make, or has made, an acquisition proposal;

•	make an adverse recommendation change;

•	grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of Superclick;

•	approve any person as “an acquiring person” or such “person’s share acquisition” as provided in RCW 23B.19.040, or

•	enter into any agreement in principle, letter of intent, term sheet, merger agreement, acquisition agreement, option agreement or other similar instrument relating to an acquisition proposal

Except that the above “no shop” restrictions will not prohibit the Superclick board of directors from terminating, waiving, amending or modifying any provision of, or granting permission under, any standstill, confidentiality agreement or similar contract if the Superclick board of directors determines in good faith that the failure to take such action would be reasonably likely to constitute a breach of its fiduciary duties to Superclick shareholders under applicable law.

Notwithstanding the “no shop” restrictions described above, prior to the date on which shareholder approval for the merger is obtained, Superclick has the right to, and may authorize its representatives to, (i) engage in negotiations or discussions with any third party that has made after the date of merger agreement a superior proposal or an acquisition proposal that the Superclick board of directors determines in good faith, or is reasonably likely to result in, a superior proposal by the third party making such acquisition proposal and (ii) furnish to such third party and its representatives non-public information relating Superclick and access to its business, properties, assets, books and records pursuant to a customary confidentiality agreement (a copy of which shall be provided for informational purposes only to AT&T) with such third party with terms no less favorable to Superclick than those contained in the confidentiality agreement; and (iii) take any action required by applicable law and any action that any court of competent jurisdiction orders Superclick to take.

Superclick’s board of directors may make an adverse recommendation change following receipt of an acquisition proposal made after the execution date of the merger agreement that it determines in good faith, after consultation with its outside financial and legal advisors, constitutes a superior proposal.

In each case referred to in the foregoing clauses Superclick may take such actions only if Superclick’s board of directors determines in good faith by a majority vote, after consultation with its outside legal advisors, that the failure to take such action would be inconsistent with its fiduciary obligations to the Company shareholders under applicable law.

Superclick has agreed to notify AT&T orally and in writing promptly (and in any event within 24 hours) after receipt of any acquisition proposal or any request for information or inquiry which could reasonably be expected to lead to an acquisition proposal.

The notice from Superclick to AT&T must include the identity of the person making such acquisition proposal, request or inquiry and the material terms of the acquisition proposal, request or inquiry (including any material written amendments or modifications thereto). Superclick has agreed to keep AT&T reasonably informed on a current basis of any material changes with respect to such acquisition proposal, request or inquiry.

For purposes of the merger agreement, a “superior proposal” means a bonafide, unsolicited written acquisition proposal, that did not result or arise out of a violation out of the merger agreement, for all the outstanding shares of the Company common stock or substantially all the assets of the Company that the Company board of directors determines in good faith by a majority vote, after consultation with a financial advisor of nationally recognized reputation and outside legal counsel, and taking into account all the terms and conditions of the acquisition proposal, including the expected timing and likelihood of consummation in light of all technical, legal, financial, regulatory and other aspects of the acquisition proposal, any break up fees, expense reimbursement provisions, conditions to consummation and the expectation of obtaining required regulatory approvals, is more favorable to the Company shareholders, including from a financial point of view, than is provided under the merger agreement (taking into account any binding proposal by Parent to amend the terms of the merger agreement), that the Company board of directors determines is reasonably likely to be consummated and for which financing, if a cash transaction (whether in whole or in part) is then fully committed or recently determined to be available by the Company board of directors.

Agreement to Use Reasonable Best Efforts and Take Further Action

Pursuant to the merger agreement, AT&T, Merger Sub, and Superclick have agreed to use their reasonable best efforts to complete, in the most expeditious manner practicable, the merger including:

•	obtaining the consents required under the merger agreement and taking all reasonable steps as may be necessary to obtain such consents;

•	obtaining all necessary approvals, consents or waivers from third parties; and

•	executing and delivering any additional instruments necessary to complete the merger and to fully carry out the purposes of the merger agreement.

AT&T, Merger Sub and Superclick will not take or agree to take any action that could reasonably be expected to result in any of the conditions to the completion of the merger described under “The Merger Agreement — Conditions to the Merger” not being satisfied or to prevent or materially delay the completion of the merger or the transactions contemplated by the merger agreement.

Superclick and AT&T have agreed to notify the other promptly (i) upon the occurrence of any event that is required to be set forth in an amendment or supplement to any antitrust filing or other filing or (ii) upon the receipt of any comments from any government officials in connection with any filing made pursuant hereto and of any request by any government officials for amendments or supplements to any antitrust filings or other filings or for additional information and will supply the other with copies of all correspondence between such party or any of its representatives, on the one hand, and any government officials, on the other hand, with respect to any antitrust filing or other filing.

Employee Benefit Plans

The execution of the merger agreement and the consummation of the transaction will not constitute an event under any company employee plan, employee agreement, trust or loan that will or may result in any payment (whether of severance (including change-of-control) pay or otherwise), acceleration, forgiveness of indebtedness, extension of the exercise period, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any employee.  No payment or benefit that will or may be made by Superclick or its affiliates with respect to any employee as a result of the transactions will be characterized as an “excess parachute payment,” within the meaning of Section 280G(b)(1) of the Code or will be treated as a nondeductible expense within the meaning of Section 162 of the Code.

Superclick has provided AT&T with a list of the salaries and bonus arrangements and change-in-control provisions with all current employees, contractors, consultants and agents, and:

•
is in compliance in all respects with all applicable law respecting employment, employment practices, terms and conditions of employment or contracts with respect to its respective employees, contractors, consultants and agents;

•	has withheld all amounts required by law or by contract to be withheld from the wages, salaries and other payments to employees;

•
has properly classified independent contractors, consultants and agents for purposes of federal and applicable state or provincial tax laws, laws applicable to employee benefits or contracts and other applicable law;

•	is not liable for any arrears of wages, payments or any taxes or any penalty for failure to comply with any of the foregoing; and

•
is not liable for any material payment to any trust or other fund or to any governmental entity, with respect to unemployment compensation benefits, social security or other benefits or obligations for employees, contractors, consultants or agents.

Directors and Officers Indemnification and Insurance

For a period of six years after the closing, the surviving corporation shall indemnify and hold harmless the individuals who on or prior to the closing were officers or directors of Superclick or were serving at the request of Superclick as an officer or director of any other corporation, partnership or joint venture, trust, employee benefit plan or other enterprise with respect to all acts or omissions by them in their capacities as such at any time prior to the closing to the extent provided under Superclick’s Articles of Incorporation or bylaws.

Prior to the Closing, AT&T shall purchase a “tail” officers’ and directors’ liability insurance policy in respect of acts or omissions occurring prior to the closing covering each such person currently covered by Superclick’s officers’ and directors’ liability insurance policy with a term of six years from the closing and on terms with respect to coverage and in amounts which are, in the aggregate, no less advantageous than those of the policy in effect on the date of the merger agreement.

In the event that the surviving corporation or any of its successors or assigns (i) consolidates with or merges into any other person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, the surviving corporation shall cause proper provision to be made so that the successors and assigns of the surviving corporation assume the indemnification and “tail” liability insurance obligations set forth above.

Other Covenants and Agreements

The merger agreement contains additional agreements among Superclick, AT&T and Merger Sub relating to, among other things:

•	Superclick providing AT&T and its representatives reasonable access to Superclick and its subsidiaries’ employees, agents, properties, books, contracts, commitments and records;

•	coordination of press releases and other public statements with respect to the merger agreement, the merger and the other transactions contemplated by the merger agreement;

•
actions by AT&T to cause Merger Sub to fulfill its obligations under the merger agreement to complete the merger in accordance with the terms and subject to the conditions set forth in the merger agreement; and

•	ensure that, prior to the completion of the merger, Merger Sub does not conduct any business or make any investment other than as specifically contemplated by the merger agreement;

Conditions to the Merger

The respective obligation of each party to effect the merger is subject to the satisfaction or waiver (to the extent permitted under applicable law and the terms of the merger agreement) on or prior to the completion of the merger, of the following conditions:

•	Shareholder Approval. The merger agreement and the merger must have been adopted by the holders of a majority of the outstanding shares of Superclick common stock in accordance with applicable law;

•
No Injunctions or Legal Restraints. No governmental entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law, statute, ordinance, rule, regulation, judgment, injunction, decree or other order (that is in effect and restrains, enjoins or otherwise prohibits consummation of the transactions.

AT&T’s and Merger Sub’s obligation to effect the merger is subject to the satisfaction or waiver (to the extent permitted under applicable law and the terms of the merger agreement) by AT&T on or prior to the completion of the merger, of the following additional conditions:

•
Representations and Warranties. Each representation and warranty of Superclick contained in the merger agreement shall be true and correct in all material respects (except for any statements in a representation or warranty that expressly include a standard of materiality, which statements shall be true and correct in all respects giving effect to such standard) as of the date of the merger agreement and as of the closing date with the same force and effect as if made on the closing date, except that those representations and warranties which address matters only as of a particular date (other than the date of the merger agreement) shall remain true and correct in all material respects (except for any statements in a representation or warranty that expressly include a standard of materiality, which statements shall be true and correct in all respects giving effect to such standard) as of such date.  AT&T shall have received a certificate with respect to the foregoing signed on behalf of Superclick by the Chief Executive Officer or Chief Financial Officer.

•
Performance of Obligations of Superclick. Superclick must have performed or complied with, in all material respects, its obligations and covenants required to be performed or complied with by it under the merger agreement at or prior to the closing.

•	Absence of Material Adverse Effect. Since the date of the merger agreement, there must not have occurred any Superclick material adverse effect.

•
Retention, Noncompetition and Nonsolicitation Agreements; Termination of Consulting Arrangements.  Certain Superclick employees and contractors identified in the Superclick disclosure shall have executed and delivered to AT&T a retention, noncompetition and nonsolicitation agreement with Superclick (surviving company) or its affiliate; and each counterparty to Superclick in respect of the contracts or other arrangements described in the Superclick disclosure shall executed and delivered to Superclick written evidence reasonably satisfactory to Superclick  terminating such contracts and arrangements without penalty or ongoing obligation on the part of Superclick or its affiliates.

•	AT&T shall have received from Superclick a certificate signed by Sandro Natale as to compliance by Superclick with the conditions set forth in the merger agreement.

•	AT&T shall have received the written legal opinion of Vandeberg Johnson & Gandara LLP, legal counsel to the Company, dated as of the closing date.

•
All required approvals or consents of any governmental entity or other person in connection with the merger and the consummation of the other transactions shall have been obtained and become final and non-appealable.

•
Dissenting Shares.  Holders of shares of Superclick common stock that represent no greater than five percent (5%) of the outstanding shares of Superclick common stock as of the effective time shall have provided notice of intent to demand paymentfor such shares in accordance with RCW 23B.13. 210 prior to the closing of the merger.

The obligations of Superclick to effect the merger are further subject to the satisfaction or, to the extent permitted by applicable law, the waiver at or prior to the closing of each of the following conditions:

•
Representations and Warranties.  Each representation and warranty of AT&T and Merger Sub contained in this Agreement shall be true and correct in all material respects as of the date of the merger agreement and as of the closing date with the same force and effect as if made on the closing date, except that those representations and warranties which address matters only as of a particular date shall remain true and correct in all material respects as of such date.  Superclick shall have received a certificate with respect to the foregoing signed on behalf of Parent by an officer of Parent.

•
Performance of Obligations of AT&T and Merger Sub.  AT&T and Merger Sub shall have performed in all material respects all obligations required to be performed by them the merger agreement at or prior to the closing.

•	Closing Certificate. Superclick shall have received from AT&T a certificate signed by an officer of AT&T as to compliance by AT&T and Merger Sub with the conditions set forth the merger agreement.

Termination

The merger agreement may be terminated at any time prior to the Effective Time, whether before or after the merger agreement has been approved, if applicable, by Superclick shareholder approvals:

•	by mutual written consent of AT&T, Merger Sub and Superclick;

•
by either AT&T or Superclick if the merger has not been consummated by the date that is nine months after the date of the merger agreement, unless the failure to consummate the merger is a result of the negligence or willful failure or refusal to perform or observe in any material respect the covenants and agreements hereunder by the party seeking to terminate the merger agreement;

•
by either AT&T or Superclick if any government entity of competent jurisdiction enacts, issues, promulgates, enforces or enters a law, statute, ordinance, rule, regulation, judgment, injunction, decree or other order permanently restraining, enjoining or otherwise prohibiting consummation of the merger or the other transactions which shall become final and non-appealable; provided, that the party seeking to terminate the agreement used its best efforts to prevent the entry of and to remove such order;

•
by either AT&T or Superclick if upon a vote at the Superclick shareholder meeting, the Superclick shareholder requisite approvals shall not have been obtained, unless the failure to obtain such shareholder approval is the result of a breach of the merger agreement by the party seeking to terminate the merger agreement;

•
by AT&T if at any time prior to the Effective Time (i) the Superclick board of directors shall have effected an adverse recommendation change or (ii) shall have entered into, or publicly announced its intention to enter into, an acquisition proposal;

•
by AT&T if Superclick breaches or fails to perform in any respect any of its representations, warranties, covenants or other agreements contained in the merger agreement which breach or failure to perform would give rise to the failure of a condition set forth in the merger agreement and is incapable of being cured within sixty (60) calendar days after written notice of such breach has been given by AT&T to Superclick;

•	by AT&T if Superclick breaches or fails to perform in any respect any of its covenants or other agreements contained the merger agreement;

•
by the Superclick if AT&T or Merger Sub breaches or fails to perform in any respect any of their respective representations, warranties, covenants or other agreements contained in the merger agreement, without having been cured after sixty calendar days after having been notified in writing by Superclick upon discovery;

The party desiring to terminate the merger agreement is required to give written notice of such termination to the other party.

Termination Fees and Expenses

All fees and expenses incurred by the parties to the merger agreement in connection with the merger and the other transactions contemplated by the merger agreement will be paid by the party incurring such fees or expenses, whether or not the merger is completed. Superclick is obligated to pay a $500,000 termination fee to AT&T if the merger agreement is terminated under any of the following circumstances:

•	the Company’s board of directors shall have made an adverse recommendation change or the Company shall have entered into, or have publicly announced its intention to enter an acquisition proposal
•
the Company breaches or fails to perform in any respect any of its representations and warranties in the merger agreement, which breach or failure to perform would give rise to the failure of a condition set forth in the agreement to close and such breach is incapable of being cured or has not been cured by the Company within sixty (60) calendar days after notice by AT&T to the Company; or

•	the Company breaches or fails to perform any of its covenants or other agreements with respect to its no solicitation obligations under the merger agreement.

If the merger agreement is terminated (solely with respect to the failure to obtain the Superclick shareholder approvals), and if within nine (9) months following such termination of the merger agreement, Superclick shall have entered into a definitive contract with respect to or recommended to the Superclick shareholders an acquisition proposal or an acquisition proposal shall have been consummated, then Superclick shall pay the Termination Fee to AT&T concurrently with the earlier of the consummation of such acquisition proposal or the execution of such contract, as applicable; provided, however, that for purposes of Section 8.3(a)(ii) of the merger agreement, each reference in the definition of acquisition proposal to ten percent (10%) shall be deemed to be forty percent (40%).

Amendment and Waiver

The merger agreement may be amended, modified or supplemented by a written instrument signed by Superclick, AT&T and Merger Sub at any time before or after Superclick shareholders have approved the merger agreement; provided, after any such approval, no amendment shall be made which by law or in accordance with the rules of the OTCBB or any relevant stock exchange requires further approval by such shareholders without such further shareholder approval.

At any time prior to the Effective Time any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties, (ii) waive any inaccuracies in the representations and warranties made to such party contained in the merger agreement or in any document delivered pursuant to the merger agreement and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein.  Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.  Any delay in exercising any right under the merger agreement shall not constitute a waiver of such right.

VOTING AGREEMENT

On September 23, 2011, Sandro Natale, Paul Gulyas, George Vesnaver, Ronald Fon, Enrico Demarin and Jean Perrotti (“Voting Shareholders”) entered into a voting agreement with Company and AT&T. The following summary describes certain material provisions of the voting agreement and is qualified in its entirety by reference to the voting agreement, a copy of the form of which is attached to this proxy statement as Annex C and which is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the voting agreement that may be important to you. We encourage you to read the voting agreement carefully and in its entirety.

Agreement to Vote and Irrevocable Proxy

Under the voting agreements, the Voting Shareholders agreed to vote all of their shares of Superclick common stock (representing approximately 9.7% of the outstanding shares of Superclick common stock as of October 18, 2011, the record date established for the special meeting, in favor of the approval and adoption of the merger agreement and the transactions contemplated by the merger agreement at any meeting of, or in connection with any proposed action by written consent of, Superclick shareholders at or in connection with which any of Superclick shareholders vote or execute consent with respect to the approval and adoption of the merger agreement or the transactions contemplated by the merger agreement.

Each of the Voting Shareholders also agreed, while the voting agreements remain in effect and subject to certain exceptions, to:

•	appear at each such meeting or otherwise cause the covered shares to be counted as present for purposes of calculating a quorum;

•
vote (or cause to be voted), in person or by proxy, or deliver (or cause to be delivered) a written consent covering, all of the covered shares (i) in favor of the adoption of the Amendment of the Articles of Incorporation, the merger agreement and the transactions and any other action reasonably requested by AT&T in furtherance thereof, submitted for the vote or written consent of shareholders; (ii) against any action or agreement submitted for the vote or written consent of shareholders that is in opposition to, or competitive or materially inconsistent with, the transactions or that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Superclick contained in the merger agreement, or of the Voting Shareholder contained in the voting agreement; and (iii) against any acquisition proposal and against any other action, agreement or transaction submitted for the vote or written consent of shareholders that would likely be expected to impede, interfere with, delay, postpone, discourage, frustrate the purposes of or adversely affect the transactions or the performance by Superclick of its obligations under the merger agreement or by Voting Shareholder of its obligations under the voting agreement; and

•
not enter into at any time while the voting agreement remains in effect, any voting agreement or voting trust with respect to the covered shares, not grant at any time while the voting agreement remains in effect, a proxy, consent or power of attorney with respect to the covered shares and not knowingly take any action that would make any representation or warranty of the Voting Shareholder untrue or incorrect or have the effect of preventing or disabling the Voting Shareholder from performing any of its obligations under the Voting Agreement.

In connection with the foregoing voting covenants and to secure their duties under the voting agreement, each of the Voting Shareholders irrevocably appointed an officer of AT&T and any designee of AT&T, and each of them individually, as such Voting Shareholder’s proxy and attorney-in-fact, with full power of substitution and re-substitution, to vote or execute consents, with respect to the shares of Superclick common stock owned by such Voting Shareholder. The proxy and power of attorney granted is irrevocable during the period beginning on September 23, 2011 and ending on the earliest to occur of:

•	the completion of the merger; or

•	the termination of the merger agreement in accordance with its terms.

Transfer Restrictions

A Voting Shareholder will not, during the term of the voting agreement: (i) transfer any of the covered shares, beneficial ownership thereof or any other interest therein unless such transfer is a permitted transfer; (ii) enter into any agreement, arrangement or understanding with any person, or take any other action, that violates or conflicts with the Voting Shareholder’s representations, warranties, covenants and obligations under the voting agreement; or (iii) take any action that would restrict or otherwise affect the Voting Shareholder’s legal power, authority and right to comply with and perform its covenants and obligations under the merger agreement.

“No Shop” Obligations

Neither the Voting Shareholders, nor any of their affiliates shall, nor shall any of their affiliates authorize or permit any of their representatives to, directly or indirectly, (i) solicit, initiate or take any action to knowingly facilitate or encourage the submission or announcement of any acquisition proposal, (ii) enter into or participate in any discussions or negotiations with, furnish any information relating to Superclick or any of its subsidiaries or afford access to the business, properties, assets, books or records of Superclick to otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by any third party that is seeking to make, or has made, an acquisition proposal, (iii) grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of Superclick or (iv) enter into any agreement in principle, letter of intent, term sheet, merger agreement, acquisition agreement, option agreement or other similar instrument relating to an acquisition proposal.

The Voting Shareholders will notify AT&T within 24 hours after receipt in writing of: (i) the number of any additional shares of common stock or other securities of Superclick of which the Voting Shareholder acquires beneficial ownership on or after the date hereof; (ii) any inquiries or proposals which are received by, any information which is requested from, or any negotiations or discussions which are sought to be initiated or continued with, the Voting Shareholders or any affiliates with respect to any acquisition proposal or any other matter referred to including the material terms thereof and the identity of such person(s) making such inquiry or proposal, requesting such information or seeking to initiate or continue such negotiations or discussions, as the case may be; and (iii) any proposed permitted transfers of the covered shares, beneficial ownership thereof or other interest therein.

Termination

The voting agreement shall remain in effect until the earliest to occur of: (i) the closing; (ii) the date of termination of the merger agreement in accordance with its terms; and (iii) the delivery of written notice of termination by the Voting Shareholders to AT&T following any amendment to the merger agreement to decrease the Merger Consideration or otherwise alter the merger agreement in a manner adverse to the Voting Shareholders in any material respect unless such amendment has been consented to by the Voting Shareholder in writing prior to such amendment, and after the occurrence of such applicable event the Voting Agreement shall terminate and be of no further force.

LITIGATION

Superclick, its board of directors, AT&T, and Merger Sub are named as defendants in two putative class action lawsuits brought by alleged Superclick shareholders challenging Superclick’s proposed merger with AT&T.  The action called Synatowicz v. Superclick, Inc., et al. was filed in the Superior Court of the State of Washington for King County on October 4, 2011, Case No. 11-2-34471-1 SEA.  The action called Talarico v. Superclick, Inc., et al. was filed in the Superior Court of the State of Washington for Thurston County on October 6, 2011, Case No. 11-2-02154-5.  Both actions generally allege, among other things, that each member of the Superclick board of directors breached fiduciary duties to Superclick and its shareholders by authorizing the sale of Superclick to AT&T for consideration that allegedly does not maximize value to Superclick shareholders. The complaints also alleges that AT&T and Superclick aided, abetted and participated in the breaches of fiduciary duty allegedly committed by the members of the Superclick board of directors. These shareholder lawsuits seeks equitable relief, including to enjoin the defendants from consummating the merger on the agreed-upon terms. For the reasons stated elsewhere in this proxy statement, Superclick and its board of directors believe that the consideration to be paid by AT&T is fair to Superclick’s shareholders and, therefore, that the allegations in this lawsuit lack merit.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a general discussion of certain material U.S. federal income tax consequences of the merger to U.S. holders (as defined below) of Superclick common stock whose shares are exchanged for the Merger Consideration in the merger. This discussion is for general information only and is not tax advice. This discussion does not purport to consider all aspects of U.S. federal income taxation that might be relevant to Superclick shareholders. This discussion is based on the provisions of the Code, applicable current and proposed U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all of which are subject to change, possibly on a retroactive basis. Any such change could alter the tax consequences described herein.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of shares of Superclick common stock that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation) created or organized under the laws of the United States or any state thereof (or the District of Columbia);

•
a trust if it (1) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

•	an estate the income of which is subject to U.S. federal income tax regardless of its source.

This discussion assumes that a U.S. holder holds its shares of Superclick common stock as a capital asset, within the meaning of Section 1221 of the Internal Revenue Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income tax that may be relevant to a Superclick shareholder in light of its particular circumstances, or that may apply to Superclick shareholders that are subject to special treatment under the U.S. federal income tax laws (including, for example, insurance companies, dealers in securities or foreign currencies, traders in securities who elect the mark-to-market method of accounting for their securities, persons subject to the alternative minimum tax, persons that have a functional currency other than the U.S. dollar, tax-exempt organizations (including private foundations), financial institutions, mutual funds, subchapter S corporations, partnerships or other pass-through entities for U.S. federal income tax purposes, holders that are not U.S. holders, controlled foreign corporations, passive foreign investment companies, certain expatriates, corporations that accumulate earnings to avoid U.S. federal income tax, persons who hold shares of Superclick common stock as part of a hedge, straddle, constructive sale, conversion or other integrated transaction, persons who acquired their shares of Superclick common stock through the exercise of options or other compensation arrangements, persons who exercise statutory dissenters’ rights or persons whose ability to sell their Superclick common stock is limited by SEC Rule 144. In addition, this discussion does not address any aspect of state, local, foreign, estate, gift or other tax law that may apply to Superclick shareholders. The U.S. federal income tax consequences described below are not intended to constitute a complete description of all tax consequences relating to the merger. Superclick shareholders are urged to consult their own tax advisors to determine the tax consequences to them of, including the application and effect of any U.S. federal, state, local and foreign income, estate, gift and other tax laws to, the receipt of cash, in exchange for Superclick common stock pursuant to the merger.

If any entity that is treated as a partnership for U.S. federal tax purposes holds Superclick common stock, the tax treatment of its partners or members generally will depend upon the status of the partner or member and the activities of the entity. If you are a partner of a partnership or a member of a limited liability company or other entity classified as a partnership for U.S. federal tax purposes and that entity holds shares of Superclick common stock, you should consult your tax advisor.

The receipt by a U.S. holder of cash, in exchange for shares of Superclick common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes (and may also be a taxable transaction under applicable state, local, and foreign income or other tax laws). For U.S. federal income tax purposes, a U.S. holder of Superclick common stock generally will recognize capital gain or loss at the time of the merger equal to the difference, if any, between:

•	the sum of (1) the amount of cash received by the U.S. holder in exchange for such Superclick common stock; and

•	the U.S. holder’s adjusted tax basis in such Superclick common stock.

Such gain or loss generally will be long-term capital gain or loss provided the U.S. holder’s holding period for the Superclick common stock surrendered in the merger exceeds one year as of the date of the merger. In general, long-term capital gain of individuals currently is subject to U.S. federal income tax at a maximum rate of 20%. The deductibility of capital losses is subject to limitations under the Code. The amount and character of gain or loss must be determined separately for each block of Superclick common stock (i.e., shares acquired at the same cost in a single transaction) exchanged for the Merger Consideration in the merger.

Under the Code, consideration received in the merger by a U.S. holder may be subject to U.S. information reporting and backup withholding. Backup withholding (currently at a rate of 28%) will apply with respect to the amount of cash received by a non-corporate U.S. holder, unless the U.S. holder provides proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against a U.S. holder’s U.S. federal income tax liability, if any, provided that such U.S. holder furnishes the required information to the IRS in a timely manner.

TAX MATTERS CAN BE COMPLICATED.  THE FOREGOING DISCUSSION DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF THE POTENTIAL TAX CONSEQUENCES OF THE MERGER. SUPERCLICK SHAREHOLDERS ARE STRONGLY URGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME, ESTATE, GIFT AND OTHER TAX LAWS IN THEIR PARTICULAR CIRCUMSTANCES. NOTHING IN THIS DISCUSSION IS INTENDED TO BE, OR SHOULD BE CONSTRUED AS, TAX ADVICE.

RIGHTS OF SHAREHOLDERS TO DISSENT

Under the RCW 23B.13, holders of Superclick common stock who do not wish to accept the Merger Consideration have the right to dissent from the merger and to receive payment in cash for the fair value of their shares of Superclick common stock together with a fair rate of interest,. These rights are known as dissenters’ rights. Shareholders may only exercise these dissenters’ rights by strictly complying with the provisions of RCW 23B.13, which is attached to this proxy statement as Annex F.

The following is intended as a brief summary of the material provisions of the Act required to be followed by a shareholder in order to dissent from the merger and perfect its dissenters’ rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to RCW 23B.13.  Failure to precisely follow any of the statutory procedures set forth in RCW 23B.13 may result in a termination or waiver of your dissenters’ rights. This summary does not constitute legal or other advice, nor does it constitute a recommendation that holders of Superclick common stock exercise their dissenters’ rights.

Superclick is required to send a notice of the meeting including a statement of dissenters’ rights to each of its shareholders not less than 20 days prior to the special meeting. This proxy statement constitutes the meeting notice and the notice to Superclick shareholders of the availability of dissenters’ rights in connection with the merger in compliance with the requirements of RCW 23B.13. If you wish to consider exercising your dissenters’ rights, you should carefully review the text of RCW 23B.13 contained in Annex F to this proxy statement because failure to timely and properly comply with the requirements of RCW 23B.13 will result in the loss of your dissenters’ rights under Washington law.

If proposed corporate action creating dissenters' rights under RCW 23B.13 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights must (a) deliver to the corporation before the vote has been taken notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed corporate action is effected, and (b) not vote such shares in favor of the proposed corporate action.

If proposed corporate action creating dissenters' rights under RCW 23B.13 is submitted for approval without a vote of the shareholders in accordance with RCW 23B.07.040, a shareholder who wishes to assert dissenters' rights must not execute the consent or otherwise vote such shares in favor of the proposed corporate action.

A shareholder who does not satisfy these requirements is not entitled to payment for the shareholder's shares under RCW 23B.13.

If proposed corporate action creating dissenters' rights under RCW 23B.13 is approved at a shareholders' meeting, the corporation shall within ten days after the effective date of the corporate action deliver to all shareholders who satisfied the requirements of RCW 23B.13 the notice described below.

The notice must:

•	State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

•	Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

•
Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date;

•	Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty nor more than sixty days after the date the notice is delivered; and

•	Be accompanied by a copy of RCW 23B.13.

(If proposed corporate action creating dissenters' rights under RCW 23B.13 is approved without a vote of shareholders, the corporation shall deliver such notice to shareholders who satisfied the applicable requirements of RCW 23B. 13).

A shareholder sent a notice; must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the notice and deposit the shareholder's certificates, all in accordance with the terms of the notice.

The shareholder who demands payment and deposits the shareholder's share certificates retains all other rights of a shareholder until the proposed corporate action is effected. A shareholder who does not demand payment or deposit the shareholder’s share certificates where required, each by the date set in the notice, is not entitled to payment for the shareholder's shares.

Except as provided in RCW 23B.13.270, within thirty days of the later of the effective date of the proposed corporate action, or the date the payment demand is received, the corporation shall pay each dissenter who complied with RCW 23B.13.230 the amount the corporation estimates to be the fair value of the shareholder’s shares, plus accrued interest.

The payment must be accompanied by:

•
Superclick’s balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholder’s equity for that year, and the latest available interim financial statements, if any;

•	An explanation of how Superclick estimated the fair value of the shares;

•	An explanation of how the interest was calculated;

•	A statement of the dissenter's right to demand payment under RCW 23B.13.280; and

•	A copy of Chapter 23B.13.

If Superclick does not effect the proposed corporate action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release any transfer restrictions imposed on uncertificated shares.

If after returning deposited certificates and releasing transfer restrictions, Superclick wishes to effect the proposed corporate action, it must send a new dissenters' notice under RCW 23 B.13and repeat the payment demand procedure.

Superclick may elect to withhold payment required by RCW 23B.13 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action. To the extent Superclick elects to so withhold payment, after the effective date of the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter's demand. Superclick shall send with its offer an explanation of how it estimated the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under RCW 23B.13.

A dissenter may deliver a notice to Superclick informing it of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due, and demand payment of the dissenter's estimate, less any payment under RCW 23B.13, or reject Superclick’s offer under RCW 23B.13 and demand payment of the dissenter's estimate of the fair value of the dissenter's shares and interest due, if:

•	The dissenter believes that the amount paid under RCW 23B.13 or offered under RCW 23B.13 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated;

•	Superclick fails to make payment under RCW 23B.13 within sixty days after the date set for demanding payment; or

•
Superclick does not effect the proposed corporate action and does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.

A dissenter waives such right to demand payment unless the dissenter notifies the corporation of the dissenter's demand under RCW 23B.13.280(1) within thirty days after Superclick made or offered payment for the dissenter's shares.

If a demand for payment under RCW 23B.13 remains unsettled, Superclick shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If Superclick does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

Superclick shall commence the proceeding in the superior court of the county where its registered office is located.  Superclick shall make all dissenters, whether or not residents of this state, whose demands remain unsettled, parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

Superclick may join as a party to the proceeding any shareholder who claims to be a dissenter but who has not, in the opinion of Superclick, complied with the provisions of RCW 23B.13. If the court determines that such shareholder has not complied with the provisions of RCW 23B.13, the shareholder shall be dismissed as a party.

The jurisdiction of the court in which the proceeding is commenced under RCW 23B.13 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

Each dissenter made a party to the proceeding is entitled to judgment (a) for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by Superclick, or (b) for the fair value, plus accrued interest, of the dissenter's after-acquired shares for which Superclick elected to withhold payment under RCW 23B.13.

The court in a proceeding commenced under RCW 23B.13 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against Superclick, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment RCW 23B.13.

The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

•	Against Superclick and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of RCW 23B.13; or

•
Against either Superclick or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by RCW 23B.13.

•
If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against Superclick, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

All notices of intent to demand payment and payment demands and other communications should be addressed to Superclick, Inc., 300-10222 St. Michel, Montreal, Quebec Canada H1H 5H1, Attention: Corporate Secretary, and should be executed by, or on behalf of, the record holder of shares of Superclick common stock. ALL NOTICES OF INTENT TO DEMAND PAYMENT MUST BE RECEIVED BY SUPERCLICK BEFORE THE VOTE ON THE MERGER AT THE SPECIAL MEETING AT 10:00 A.M. LOCAL TIME ON , DECEMBER 15, 2011.

Proposal 3

Advisory Vote On Golden Parachutes

Section 14A of the Exchange Act, which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that we provide our shareholders with the opportunity to vote to approve, on an advisory, non-binding basis, the “golden parachute” compensation arrangements for our named executive officers, as disclosed in the section of this proxy statement entitled “The Merger—Interests of Superclick’s Executive Officers and Directors in the Merger” at page 40.

We are asking our shareholders to indicate their approval of the various change of control payments which our named executive officers will or may be eligible to receive in connection with the merger. These payments are set forth in the table entitled “Golden Parachute Compensation” under the section of this proxy statement entitled “The Merger—Interests of Superclick’s Executive Officers and Directors in the Merger” and the accompanying footnotes. The various plans and arrangements pursuant to which these compensation payments may be made have previously formed part of Superclick’s overall compensation program for its named executive officers, which has been disclosed to our shareholders as part of the Compensation Discussion and Analysis and related sections of our annual proxy statements. These historical arrangements were adopted and approved by the Compensation Committee of Superclick’s board of directors, which is comprised solely of non-management directors, and are believed to be reasonable and competitive with the arrangements being offered by other U.S.-based, general diversified manufacturing companies with similar domestic and international sales and industries.

Accordingly, we are seeking approval of the following resolution at the special meeting:

“RESOLVED FURTHER, that the shareholders of the Company approve, on a non-binding, advisory basis, the golden parachute compensation which may be paid to certain of the Company’s named executive officers in connection with the merger.”

Shareholders should note that this non-binding proposal regarding golden parachute compensation is merely an advisory vote that will not be binding on Superclick or Parent, their boards of directors or the compensation committees of Superclick or Parent. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to shareholder approval. Accordingly, regardless of the outcome of the advisory vote, if the merger is consummated our named executive officers will be eligible to receive the various change of control payments in accordance with the terms or conditions applicable to those payments.

Approval of the non-binding proposal regarding certain merger-related executive compensation arrangements requires an affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on the proposal, and actually voting on the proposal, assuming a quorum is present.  For the non-binding proposal regarding certain merger-related executive compensation arrangements, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions and properly executed broker non-votes, if any, will be counted as present for the purpose of determining whether a quorum is present at the special meeting. The failure to instruct your bank, broker or other nominee how to vote your shares will not have any effect on the non-binding proposal regarding certain merger-related executive compensation arrangements. No proxy that is specifically marked against adoption of the merger agreement will be voted FOR the non-binding proposal, unless it is specifically marked “FOR” the non-binding proposal.

Proposal 4

Adjournment Of The Special Meeting

We are submitting a proposal for consideration at the special meeting to authorize the named proxies to approve any adjournments of the special meeting if there are not sufficient votes to approve and adopt the merger agreement at the time of the special meeting or any adjournment or postponement of that meeting. Even though a quorum may be present at the special meeting or any such adjournment or postponement, it is possible that we may not have received sufficient votes to approve and adopt the merger agreement by the time of the special meeting or such adjournment or postponement. In that event, we would need to adjourn the special meeting in order to solicit additional proxies. The adjournment proposal relates only to an adjournment of the special meeting for purposes of soliciting additional proxies to obtain the requisite shareholder approval to adopt the merger agreement. Any other adjournment of the special meeting (e.g., an adjournment required because of the absence of a quorum) would be voted upon pursuant to the discretionary authority granted by the proxy.

The proposal to approve one or more adjournments of the special meeting requires the affirmative vote of holders of a majority of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on the proposal and actually voting on the proposal.

To allow the proxies that have been received by us at the time of the special meeting to be voted for an adjournment, if determined necessary or appropriate by Superclick, we are submitting a proposal to approve one or more adjournments, and only under those circumstances, to you for consideration.  Our board of directors recommends that you vote “FOR” the adjournment proposal so that proxies may be used for that purpose, should it become necessary or appropriate. Properly executed proxies will be voted “FOR” the adjournment proposal, unless otherwise indicated on the proxies. If the special meeting is adjourned for 30 days or less, we are not required to give notice of the time and place of the adjourned meeting unless our board of directors fixes a new record date for the special meeting.

The adjournment proposal relates only to an adjournment of the special meeting occurring for purposes of soliciting additional proxies for approval and adoption of the merger agreement proposal in the event that there are insufficient votes to approve and adopt that proposal. Our board of directors retains full authority to the extent set forth in our bylaws and Washington law to adjourn the special meeting for any other purpose, or to postpone the special meeting before it is convened, without the consent of any of our shareholders.

SHAREHOLDER PROPOSALS

If the merger is completed, Superclick will have no public shareholders and no public participation in any of its future shareholder meetings. If the merger is not completed, Superclick shareholders will continue to be entitled to attend and participate in Superclick shareholders meetings and Superclick will hold an annual meeting of shareholders in 2012.

As set forth in Superclick’s definitive proxy statement filed with the SEC on May 17, 2011, which is referred to as Superclick’s last proxy statement, notice of any proposal of a shareholder of Superclick intended to be included in Superclick’s proxy statement and form of proxy relating to its 2012 annual meeting of shareholders (i.e., Superclick’s next annual meeting) must have been received in writing by Superclick’s Corporate Secretary at 10222 St. Michel, Montreal, Quebec H1H 5H1, by October 17, 2011.

Also as set forth in Superclick’s last proxy statement, for any other proposal that a shareholder wishes to have considered at the 2012 annual meeting of Superclick shareholders, and for any nomination of a person for election to the Superclick board of directors at the 2012 annual meeting of Superclick shareholders, Superclick must have received written notice of such proposal or nomination by October 17, 2011.

Proposals and nominations that are not received by the dates specified above will be considered untimely. In addition, proposals and nominations must comply with Washington law, Superclick’s bylaws and the rules and regulations of the SEC.

You may contact the Corporate Secretary, at Superclick, Inc., 10222 St. Michel, Montreal, Quebec H1H 5H1, for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.

OTHER MATTERS

As of the date of this proxy statement, our board of directors knows of no matters that will be presented for consideration at the special meeting other than as described in this proxy statement. However, if any other matter is properly presented at the special meeting, the shares represented by proxies in the form of the enclosed proxy card will be voted in the discretion of the named proxy holders.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file with the SEC at the SEC’s public reference room at the following location:

Public Reference Room
100 F Street, N.E.
Washington, D.C. 20549

Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov.

Parent has supplied all information contained in this proxy statement relating to Parent and Merger Sub, and we have supplied all such information relating to us and the merger.

Our shareholders should not send in their certificates for our common stock until they receive the transmittal materials from the paying agent. Our shareholders of record who have further questions about their share certificates or the exchange of our common stock for cash following the completion of the merger should call the paying agent, whose contact information will be included in the letter of transmittal.

You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated October,[   ] 2011. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date. Neither the mailing of this proxy statement to shareholders nor the issuance of cash in the merger creates any implication to the contrary.

Annex A

Agreement and Plan of Merger

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

AT&T CORP.,

SC ACQUISITION CO.

AND

SUPERCLICK, INC.

ARTICLE 1	DEFINED TERMS	1

1.1	Definitions	1

1.2	Interpretation	11

ARTICLE 2	THE MERGER	11

2.1	The Merger	11

2.2	Effective Time; Closing	11

2.3	Effect of the Merger	11

2.4	Articles of Incorporation; Bylaws	11

2.5	Directors and Officers	12

2.6	Effect on Capital Stock	12

2.7	Exchange	14

2.8	Taking of Necessary Action; Further Action	15

2.9	Adjustments	15

2.10	Dissenting Shares	15

ARTICLE 3	REPRESENTATIONS AND WARRANTIES OF THE COMPANY	16

3.1	Organization; Subsidiaries	16

3.2	Company Capitalization	17

3.3	Obligations With Respect to Capital Stock	18

3.4	Authority; Non-Contravention	19

3.5	SEC Filings; Company Financial Statements; Internal Controls; Sarbanes-Oxley Act Compliance	20

3.6	Absence of Certain Changes or Events	22

3.7	Taxes	24

3.8	Real Property and Personal Property Matters	26

3.9	Intellectual Property	26

3.10	Compliance with Laws	30

3.11	Litigation	31

3.12	Employee Benefit Plans and Labor Matters	31

3.13	Environmental Matters	36

3.14	Certain Contracts	36

3.15	Customers and Suppliers	39

3.16	Brokers’ and Finders’ Fees	39

3.17	Insurance	39

3.18	Disclosure	39

3.19	Board Approval	39

3.20	Fairness Opinion	40

3.21	Takeover Provisions	40

3.22	Related Party Transactions	40

3.23	Competition Act	40

3.24	Full Disclosure	40

ARTICLE 4	REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB	40

4.1	Organization of Parent and Merger Sub	41

4.2	Authority; Non-Contravention	41

ARTICLE 5	CONDUCT PRIOR TO THE EFFECTIVE TIME	42

5.1	Conduct of Business by the Company	42

5.2	Certain Actions	42

ARTICLE 6	ADDITIONAL AGREEMENTS	45

6.1	Proxy Statement	45

6.2	Antitrust and Other Filings	46

6.3	Meeting of Company Shareholders	47

6.4	No Solicitation	47

6.5	Confidentiality; Access to Information	50

6.6	Public Disclosure	51

6.7	Reasonable Efforts; Notification	51

6.8	Third Party Consents	52

6.9	Takeover Statutes	52

6.10	Section 16 Matters	52

6.11	Indemnification, Exculpation and Insurance	53

ARTICLE 7	CONDITIONS TO THE MERGER	54

7.1	Conditions to Each Party’s Obligation To Effect the Merger	54

7.2	Conditions to Obligations of Parent and Merger Sub	54

7.3	Conditions to Obligation of the Company	56

ARTICLE 8	TERMINATION	57

8.1	Termination	57

8.2	Effect of Termination	58

8.3	Fees; Expenses	58

ARTICLE 9	GENERAL PROVISIONS	59

9.1	Non-Survival of Representations, Warranties and Covenants	59

9.2	Notices	59

9.3	Counterparts	60

9.4	Entire Agreement; Third Party Beneficiaries	60

9.5	Severability	60

9.6	Other Remedies; Specific Performance	60

9.7	Governing Law	61

9.8	Rules of Construction	61

9.9	Assignment	61

9.10	Submission to Jurisdiction	61

9.11	Waiver Of Jury Trial	62

9.12	Amendment	62

9.13	Extension; Waiver	62

INDEX OF EXHIBITS

Exhibit A	Form of Voting Agreement

Exhibit B	Form of Articles of Amendment

Exhibit C	Form of Plan of Merger

Exhibit D	Form of Articles of Incorporation

Exhibit E-1	Executive Retention, Noncompetition and Nonsolicitation Agreement (Natale)

Exhibit E-2	Executive Retention, Noncompetition and Nonsolicitation Agreement (Perrotti)

Exhibit E-3	Executive Retention, Noncompetition and Nonsolicitation Agreement (DeMarin)

Exhibit E-4	Executive Retention, Noncompetition and Nonsolicitation Agreement (Bancalari)

Exhibit F	Form of Non-Executive Retention, Noncompetition and Nonsolicitation Agreement

Exhibit G	Matters to be Covered in the Opinion of Vandeberg Johnson & Gandara LLP

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of September 23, 2011, by and among AT&T Corp., a New York corporation (“Parent”), SC Acquisition Co., a Washington corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Superclick, Inc., a Washington corporation (the “Company”).

RECITALS

A.           The respective Boards of Directors of Parent, Merger Sub and the Company have approved this Agreement, and declared advisable the merger of Merger Sub with and into the Company (the “Merger”) upon the terms and subject to the conditions of this Agreement and in accordance with the Act (as defined below).

B.            Concurrently with the execution of this Agreement, and as a condition and inducement to Parent’s willingness to enter into this Agreement, certain shareholders of the Company are entering into Voting Agreements with Parent in the form of Exhibit A (the “Voting Agreements”).

C.            Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and to prescribe various conditions to the Merger.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and conditions contained herein, the parties agree as follows:

ARTICLE 1

DEFINED TERMS

1.1           Definitions.  For purposes of this Agreement, the following terms will have the following meanings when used herein with initial capital letters:

“Acquisition Proposal” means, other than the Transactions, any offer, proposal or inquiry relating to, or any third party indication of interest in, (i) any acquisition or purchase, direct or indirect, of more than ten percent (10%) of the consolidated assets of the Company and the Company’s subsidiaries or more than ten percent (10%) of any class of equity or voting securities of the Company or any of the Company’s subsidiaries whose assets, individually or in the aggregate, constitute more than ten percent (10%) of the consolidated assets of the Company, (ii) any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in such third party beneficially owning more ten percent (10%) of any class of equity or voting securities of the Company or any of the Company’s subsidiaries  whose assets, individually or in the aggregate, constitute more than ten percent (10%) of the consolidated assets of the Company or (iii) a merger, consolidation, share exchange, business combination, sale of substantially all the assets, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving the Company or any of the Company’s subsidiaries  whose assets, individually or in the aggregate, constitute more than ten percent (10%) of the consolidated assets of the Company.

1

“Act” means the Washington Business Corporation Act, RCW Title 23B.

“ADA” has the meaning set forth in Section 3.12(g).

“Adverse Recommendation Change” means any of the following, as the context may indicate: (a) any failure by the Company Board (or any committee thereof) to make, or any withdrawal or modification of, or public proposal to withdraw or modify, in any manner adverse to Parent of, the Company Board Recommendations, (b) any failure by the Company Board to make a statement in opposition and recommend rejection to the Company Shareholders of a tender or exchange offer for the Company’s securities pursuant to Rule 14e-2 promulgated under the Exchange Act within ten (10) Business Days after such tender or exchange offer shall have been announced or commenced, or (c) the Company or the Company Board recommending an Acquisition Proposal.

“Affidavit” has the meaning set forth in Section 2.7(a).

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the Person in question.  As used herein, the term “control” means (a) direct or indirect beneficial ownership of fifty percent (50%) or more of the voting securities or voting interest of a Person or, in the case of a limited partnership, of fifty percent (50%) or more of the general partnership interest, either directly or through an entity which the Person controls or (b) the possession of the actual power to direct the management of a Person, whether through contract or otherwise.

“Agreement” has the meaning set forth in the Preamble.

“Antitrust Filing” has the meaning set forth in Section 6.2(a).

“Applicable Law” means all foreign, Canadian or U.S. federal, state, provincial, local or municipal laws, by-laws, statutes, ordinances, regulations, policies and rules and all orders, writs, injunctions, awards, judgments and decrees of any Governmental Entity, in each case as of the relevant date of determination or, with respect to a representation or warranty, as of the date of such representation or warranty, and that is applicable to Parent, Merger Sub, the Company and/or their respective subsidiaries, all as the case may be, or any of their respective assets, properties or businesses.

“Articles of Amendment” means the amendment to the Company’s Articles of Incorporation in the form of the Articles of Amendment attached as Exhibit B.

“Articles of Merger” has the meaning set forth in Section 2.2.

“Book-Entry Shares” has the meaning set forth in Section 2.7(a).

2

“Breakup Fee” has the meaning set forth in Section 8.3(a)(i).

“Business” means the business of the Company as presently conducted and proposed to be conducted.

“Business Day” means any day, other than Saturday, Sunday or any day on which banking institutions located in New York, New York are authorized or required by law or other governmental action to close.

“Closing” has the meaning set forth in Section 2.2.

“Closing Date” has the meaning set forth in Section 2.2.

“COBRA” has the meaning set forth in Section 3.12(g).

“Code” has the meaning set forth in Section 2.7(d).

“Company” has the meaning set forth in the Preamble.

“Company Balance Sheet” has the meaning set forth in Section 3.5(b).

“Company Board” means the Board of Directors of the Company.

“Company Board Recommendations” means (i) the recommendation by the Company Board of the approval of the Articles of Amendment and (ii) the recommendation by the Company Board of the approval of this Agreement and approval of the Merger to the Company Shareholders.

“Company Certificates” has the meaning set forth in Section 2.7(a).

“Company Charter Documents” has the meaning set forth in Section 3.1(d).

“Company Common Stock” has the meaning set forth in Section 2.6(a).

 “Company Disclosure Letter” has the meaning set forth in Article 3.

“Company Employee Plan” means any plan, program, policy, practice, Contract or other arrangement, whether qualified or non-qualified,  providing for compensation, deferred compensation, severance (including change-of-control), retirement benefits, savings benefits, welfare benefits, paid time or leave of absence, termination pay, change in control payments or benefits, parachute payments, performance awards, bonus awards, retention awards, perquisites, stock or stock-related awards, fringe benefits or other employee benefits or remuneration of any kind, whether written or unwritten or otherwise, funded or unfunded, including, each “employee benefit plan,” within the meaning of Section 3(3) of ERISA, that is or has been maintained, contributed to, or required to be contributed to, by the Company or any Affiliate for the benefit of any Employee, including any Employee located outside the United States and any such plan required to be maintained under the Applicable Laws of any jurisdiction outside the United States.

3

“Company Financials” has the meaning set forth in Section 3.5(b).

“Company Indemnitees” has the meaning set forth in Section 6.11(a).

“Company Insider” means each officer and director of the Company who is subject to the reporting requirements of Section 16(b) of the Exchange Act with respect to the Company.

“Company IP Assets” means, collectively, (a) the Company IP Rights; (b) all embodiments of any Company IP Rights, in whatever form, format or media; (c) all applications, registrations, filings and other formal governmental actions made or submitted by the Company pursuant to Applicable Law to secure, perfect, maintain or protect its interest in any Company IP Right; and (d) all information of a technical nature, documentation, manuals, memoranda, records, customer lists, supplier lists, proprietary processes, formulae, software Source Code and object code, software libraries, data bases, software utilities, programming and knowledge base structures, optimization, organization and compilation techniques, programmers’ notes, flowcharts, diagrams, algorithms, screen displays, graphical interfaces, photographs, images, layouts, development tools, designs, blueprints, specifications, technical drawings, applications, methodologies, techniques, ideas, solutions, processes, concepts or procedures, in each case used in or necessary to the conduct of the Business.

“Company IP Rights” means all Intellectual Property Rights used in or necessary to the conduct of the Business.

“Company IP Rights Agreement” means any Contract governing any Company IP Right.

“Company-Licensed IP Assets” has the meaning set forth in Section 3.9(a).

“Company Material Contracts” has the meaning set forth in Section 3.14.

“Company-Owned IP Assets” has the meaning set forth in Section 3.9(a).

“Company Permits” has the meaning set forth in Section 3.10(b).

“Company SEC Reports” has the meaning set forth in Section 3.5(a).

“Company Shareholder Approvals” means the approval of the Articles of Amendment and approval of this Agreement by the holders of a majority of the outstanding shares of Company Common Stock entitled to vote on such matter at a shareholders’ meeting duly called and held for such purpose.

“Company Shareholder Meeting” has the meaning set forth in Section 6.3.

4

“Company Shareholders” means the holders of shares of Company Common Stock.

“Company Source Code” means, collectively, any software Source Code, any material portion or aspect of the software Source Code, or any material proprietary information or algorithm contained in or relating to any software Source Code, of any Company IP Asset.

“Company Stock Award” has the meaning set forth in Section 2.6(c)(ii).

“Company Stock Option” has the meaning set forth in Section 2.6(c)(i).

“Company Stock Plans” has the meaning set forth in Section 3.2(b).

“Confidentiality Agreement” means that certain Non-Disclosure Agreement dated July 28, 2010, by and between Parent and the Company.

“Contract” means any written or oral agreement, contract, subcontract, Lease, assignments, mortgages, transactions, understanding, instrument, note, option, warranty, purchase order, license, sublicense, benefit plan or legally binding commitment, obligation or undertaking of any nature.

“Dissenting Shares” has the meaning set forth in Section 2.10(a).

“DOL” means the United States Department of Labor.

“Effective Time” has the meaning set forth in Section 2.2.

“Employee” means any current, former or retired employee, officer or director of the Company or any Affiliate of the Company including those who may be on a paid or unpaid leave of absence from their employment with the Company or any Affiliate of the Company, and contractors, consultants or agents that are or may be deemed under Applicable Law to be employees of the Company or any Affiliate of the Company.

“Employee Agreement” means each management, employment, retention, change in control, supplemental retirement, deferred compensation, stock option, severance, consulting, relocation, repatriation, expatriation, visas, work permit agreement or similar Contract between the Company or any Affiliate of the Company and any Employee or consultant.

“Encumbrance” means any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

5

“Environmental Claim” has the meaning set forth in Section 3.13(b).

“Environmental Permit” has the meaning set forth in Section 3.13(a).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Agent” means First American Stock Transfer.

“Exchange Fund” has the meaning set forth in Section 2.7(a).

“Executive Retention,  Noncompetition and Nonsolicitation Agreement” has the meaning set forth in Section 7.2(d)(i).

“FICA” has the meaning set forth in Section 3.7(b).

“FMLA” has the meaning set forth in Section 3.12(g).

“FUTA” has the meaning set forth in Section 3.7(b).

“GAAP” means United States generally accepted accounting principles.

“Governmental Entity” means any Canadian or U.S. federal, state, provincial, local or any foreign government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal or judicial or arbitral body or entity.

“GUST” has the meaning set forth in Section 3.12(d).

“Hazardous Material” means any substance that has been designated by any Governmental Entity or by Applicable Law to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including PCBs, asbestos, petroleum, urea formaldehyde and all substances listed or defined as hazardous substances or waste pursuant to any Applicable Law, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, the United States Resource Conservation and Recovery Act of 1976, as amended, the Canada Transportation of Dangerous Goods Act of 1992, as amended, the Canadian Environmental Protection Act of 1999, as amended, the Quebec Environment Quality Act, as amended, and the regulations promulgated pursuant to said laws, but excluding office and janitorial supplies.

6

 “HIPAA” has the meaning set forth in Section 3.12(g).

“Intellectual Property Rights” means, collectively, all of the following intangible legal rights in any and all jurisdictions throughout the world, whether or not filed, perfected, registered or recorded and whether now or hereafter existing, filed, issued or acquired: (a) issued patents, pending patent applications, patent disclosures and patent rights, including any and all continuations, continuations-in-part, divisionals, provisionals, reissues, reexaminations, utility, model and design patents or any extensions thereof, inventions, invention disclosures, discoveries and improvements, whether patentable or not; (b) works of authorship and rights associated with works of authorship, including copyrights, copyright applications and copyright registrations; (c) Moral Rights; (d) rights in trademarks, trademark registrations, and applications therefor, trade names, service marks, service names, logos, or trade dress (collectively, “Marks”), and any goodwill symbolized by such Marks; (e) rights relating to trade secrets (including those trade secrets defined in the Uniform Trade Secrets Act and under corresponding Canadian and foreign statutory and common law), confidential business, technical and know- how information; (f) Internet domain names, World Wide Web URLs or addresses, any goodwill associated therewith and any other rights relating thereto granted by any Governmental Entity or quasi-Governmental Entity, including Internet domain name registrars; (g) claims, causes of action, defenses and rights to sue for past infringement relating to the enforcement of any of the foregoing; (h) any goodwill symbolized by or associated with any of the foregoing; and (i) all other intellectual or proprietary rights in any and all jurisdiction throughout the world.

“IRS” means the Internal Revenue Service.

“Knowledge” means, when used with respect to the Company, the actual or constructive knowledge of (a) any officer or director or (b) the Company’s director of Research and Development, in each case after due inquiry.

“Liability” means any liability, indebtedness or obligation of any kind (whether accrued, absolute, contingent, matured, unmatured or otherwise, and whether or not required to be recorded or reflected on a balance sheet under GAAP).

“LOI” means that certain Non-Binding Letter of Intent dated as of June 24, 2011 by and between Parent and the Company, as amended.

7

“Material Adverse Effect” means any state of facts, change, development, event, effect, condition, occurrence, action or omission that, alone or together with any other state of facts, change, development, event, effect, condition, occurrence, action or omission, that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to (i) the business, results of operations, financial condition or assets of the Company and its subsidiaries, taken as a whole, or (ii) the ability of the Company to consummate the Transactions on a timely basis; provided, however, that for purposes of clause (i), none of the following shall be deemed either alone or in combination to constitute a Material Adverse Effect on the Company: (a) general legal, market, economic or political conditions affecting the industry in which the Company operates, (b) changes affecting general worldwide economic or capital market conditions (including changes in interest or exchange rates), (c) the pendency or announcement of this Agreement, including any reaction of any customer, employee, supplier, service provider, partner or other constituency to the identity of Parent or any of the Transactions; (d) any decrease in the market price or trading volume of the Company Common Stock (it being understood that the underlying cause or causes of any such decrease may be deemed to constitute, in and of itself or themselves, a Material Adverse Effect and may be taken into consideration when determining whether there has occurred a Material Adverse Effect); (e) the Company’s failure to meet any internal or published projections, forecasts or other predictions or published industry analyst expectations of financial performance (it being understood that the underlying cause or causes of any such failure may be deemed to constitute, in and of itself and themselves, a Material Adverse Effect and may be taken into consideration when determining whether there has occurred a Material Adverse Effect); (f) any change in GAAP that occurs or becomes effective after the date of this Agreement; (g) actions taken, or failures to take action, by the Company or any of its subsidiaries in compliance with the express terms of this Agreement; and (h) any natural disaster, any act or threat of terrorism or war anywhere in the world, any armed hostilities or terrorist activities anywhere in the world, any threat or escalation of armed hostilities or terrorist activities anywhere in the world; provided, further, that any event, change and effect referred to in clauses (a), (b), (d), (f) or (h) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such event, change or effect has a disproportionate effect on the Company and its subsidiaries, taken as a whole, compared to other participants in the industry in which the Company and its subsidiaries conduct the Business.

“Merger” has the meaning set forth in the Recitals.

“Merger Consideration” has the meaning set forth in Section 2.6(a).

“Merger Sub” has the meaning set forth in the Preamble.

“Merger Sub Common Stock” has the meaning set forth in Section 2.6(d).

“Moral Rights” means any right to claim authorship to or to object to any distortion, mutilation or other modification or other derogatory action in relation to a work, whether or not such would be prejudicial to the author’s reputation, and any similar right, existing under common or statutory law of any country in the world or under any treaty, regardless of whether or not such right is denominated or generally referred to as a “moral right.”

“Multiemployer Plan” means any Pension Plan that is a “multiemployer plan,” as defined in Section 3(37) of ERISA.

“Non-Executive Retention,  Noncompetition and Nonsolicitation Agreement” has the meaning set forth in Section 7.2(d)(ii).

“Order” has the meaning set forth in Section 7.1(b).

“OTCBB” means the OTC Bulletin Board.

“Other Filing” has the meaning set forth in Section 6.2(a).

8

“Parent” has the meaning set forth in the Preamble.

“Parent Charter Documents” has the meaning set forth in Section 4.1(b).

“Pension Plan” means each Company Employee Plan that is an “employee pension benefit plan,” within the meaning of Section 3(2) of ERISA or any other similar Applicable Law, or that is required to be registered as a pension plan under any applicable Tax or pension laws or regulations.

“Person” means any individual, corporation, limited or general partnership, limited liability company, limited liability partnership, trust, association, joint venture, Governmental Entity and other entity and group (which term will include a “group” as such term is defined in Section 13(d)(3) of the Exchange Act).

“Plan of Merger” has the meaning set forth in Section 2.2.

“Proxy Statement” has the meaning set forth in Section 3.18.

“Public Software” means any software that contains, includes, incorporates, or has instantiated therein, or is derived in any manner (in whole or in part) from, any software that is distributed as free software, open source software (e.g., Linux) or similar licensing or distribution models, including software licensed or distributed under any of the following licenses or distribution models, or licenses or distribution models similar to any of the following: (i) GNU’s General Public License (GPL) or Lesser/Library GPL (LGPL); (ii) the Artistic License (e.g., PERL); (iii) the Mozilla Public License; (iv) the Netscape Public License; (v) the Sun Community Source License (SCSL); (vi) the Sun Industry Standards License (SISL); (vii) the BSD License; and (viii) the Apache License.

“Representatives” has the meaning set forth in Section 6.4(a).

“Retention,  Noncompetition and Nonsolicitation Agreements” means, collectively, (i) the Executive Retention, Noncompetition and Nonsolicitation Agreements and (ii) the Non-Executive Retention, Noncompetition and Nonsolicitation Agreements.

“Returns” has the meaning set forth in Section 3.7(a).

“Sarbanes-Oxley Act” has the meaning set forth in Section 3.5(f).

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Source Code” means any human readable version of a computer software program, in whole or in part, in any preferred form of the work for making modifications, including any warner diagrams, flow charts, technical notes or comments related thereto.

9

“subsidiary” means, when used with respect to any Person, any corporation or other organization, whether incorporated or unincorporated, a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its subsidiaries, or by such Person and one or more of its subsidiaries.

“Superior Proposal” has the meaning set forth in Section 6.4(e).

“Surviving Corporation” has the meaning set forth in Section 2.1.

“Takeover Statute” has the meaning set forth in Section 3.21.

“Tax” or “Taxes” means (i) any and all federal, state, provincial, territorial, municipal, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities relating to taxes, including taxes based upon or measured by gross receipts, income, profits, capital, capital gains, sales, goods and services, use and occupation, and value added, ad valorem, transfer (including land transfer), franchise, withholding, payroll, recapture, employment, premium, excise and property taxes, employment insurance premiums, Canada, Quebec and other pension plan contributions or premiums and all interest, penalties and additions imposed with respect to any of the foregoing amounts, (ii) any Liability for payment of any amounts of the type described in clause (i) as a transferee or guarantor, by operation of law, or as a result of being a member of an affiliated consolidated, combined or unitary group, and (iii) any Liability for amounts of the type described in clauses (i) and (ii) as a result of any express or implied obligation to indemnify another Person or as a result of any obligations under any agreements or arrangements with any other Person with respect to such amounts and including any Liability for taxes of a predecessor entity.

“Tendering Company Holder” has the meaning set forth in Section 2.7(a).

“Termination Date” has the meaning set forth in Section 8.1(b).

“Transaction Documents” means this Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto, including the Voting Agreements, the Confidentiality Agreement, Articles of Amendment, Articles of Merger and Plan of Merger, the Retention, Noncompetition and Nonsolicitation Agreements and the Company Disclosure Letter.

“Transactions” means the Merger, the exchange of shares of Company Common Stock for the Merger Consideration and the other transactions contemplated by the Transaction Documents.

“Voting Agreements” has the meaning set forth in the Recitals.

“WARN” has the meaning set forth in Section 3.12(g).

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“WHCRA” has the meaning set forth in Section 3.12(g).

1.2         Interpretation.  Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “including” has the inclusive meaning frequently identified with the phrase “but not limited to,” (d) any references herein to “Dollars” and “$” are to United States Dollars, and (e) references to “hereunder” or “herein” relate to this Agreement.  Any determination as to whether a situation is material shall be made by taking into account the effect of all other provisions of this Agreement that contain a qualification with respect to materiality so that the determination is made after assessing the aggregate effect of all such situations.  Each accounting term used herein that is not specifically defined herein shall have the meaning given to it under GAAP.

ARTICLE 2

THE MERGER

2.1         The Merger.  Upon the terms and subject to the conditions of this Agreement and the applicable provisions of the Act, at the Effective Time, Merger Sub shall be merged with and into the Company, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation of the Merger (the “Surviving Corporation”).

2.2         Effective Time; Closing.  Subject to the provisions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing the articles of merger, in such appropriate form as determined by the parties (the “Articles of Merger”), attaching thereto the plan of merger, in the form attached hereto as Exhibit C (the “Plan of Merger”), in each case with the Secretary of State of the State of Washington in accordance with the relevant provisions of the Act (the time of such filing (or such later time as may be agreed in writing by the Company and Parent and specified in the Articles of Merger) being the “Effective Time”) as soon as practicable on or after the Closing Date.  The closing of the Merger (the “Closing”) shall take place at the offices of Mayer Brown LLP, located at 1675 Broadway, New York, NY 10019, at a time and date to be specified by the parties, which shall be no later than the second Business Day after the satisfaction or waiver of the conditions set forth in Section 7.1, or at such other time, date and location as the parties hereto agree in writing (the “Closing Date”).

2.3         Effect of the Merger.  At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of the Act.  Without limiting the generality of the foregoing, at the Effective Time, all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, Liabilities and duties of the Company and Merger Sub shall become the debts, Liabilities and duties of the Surviving Corporation.

2.4         Articles of Incorporation; Bylaws.

(a)           At the Effective Time, the articles of incorporation of the Company shall be amended and restated in their entirety as set forth in Exhibit D, and, as so amended, shall be the articles of incorporation of the Surviving Corporation until thereafter amended in accordance with the Act and as provided in such articles of incorporation.

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(b)         At the Effective Time, the bylaws of the Company shall be amended and restated in their entirety to be identical to the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, until thereafter amended in accordance with the Act and as provided in such bylaws.

2.5        Directors and Officers.  The initial directors of the Surviving Corporation shall be the directors of Merger Sub immediately prior to the Effective Time, until their respective successors are duly elected or appointed and qualified.  The initial officers of the Surviving Corporation shall be the officers of Merger Sub immediately prior to the Effective Time, until their respective successors are duly appointed.

2.6        Effect on Capital Stock.  Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, the Company or the holders of any of the following securities:

(a)          Conversion of Company Common Stock.  Subject to the terms and conditions of this Agreement, at the Effective Time, each share of common stock, $0.0006 par value per share, of the Company, (“Company Common Stock”) (including any Company Common Stock issued upon exercise of Company Stock Options before the Effective Time) that is issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without the need for any further action on the part of the holder thereof (except as expressly provided herein), be converted into and represent the right to receive $0.268 in cash, without interest (the “Merger Consideration”).  The amount of cash each Company Shareholder is entitled to receive for the shares of Company Common Stock held by such Company Shareholder shall be rounded to the nearest cent and computed after aggregating the cash amounts payable for all shares of Company Common Stock held by such Company Shareholder.

(b)          Cancellation of Company-Owned Stock.  Notwithstanding Section 2.6(a), each share of Company Common Stock held of record by the Company immediately prior to the Effective Time shall be cancelled and extinguished without any conversion thereof.

(c)          Company Stock Options and Other Stock-based Compensation.

(i)           The Company shall take all requisite action so that, at the Effective Time, each option to acquire shares of Company Common Stock (each, a “Company Stock Option”) that is outstanding immediately prior to the Effective Time, whether or not then vested or exercisable, shall be, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company, the holder of that Company Stock Option or any other Person, cancelled and converted into the right to receive from Parent and the Surviving Corporation, as promptly as reasonably practicable after the Effective Time, an amount in cash, without interest, equal to the product of (x) the aggregate number of shares of Company Common Stock subject to such Company Stock Option, multiplied by (y) the excess, if any, of the Merger Consideration over the per share exercise price under such Company Stock Option, less any Taxes required to be deducted or withheld in accordance with Section 2.7(d).

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(ii)          The Company shall take all requisite action so that, at the Effective Time, each restricted stock award, deferred stock award, stock appreciation right and other right, contingent or accrued, to acquire or receive shares of Company Common Stock or benefits measured by the value of such shares, and each award of any kind consisting of shares of Company Common Stock that may be held, awarded, outstanding, payable or reserved for issuance under any Company Stock Plan, other than Company Stock Options (each, a “Company Stock Award”) immediately prior to the Effective Time, whether or not then vested or exercisable, shall be, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company, the holder of that Company Stock Award or any other Person, cancelled and converted into the right to receive from Parent and the Surviving Corporation, as promptly as reasonably practicable after the Effective Time, an amount in cash, without interest, equal to the product of (x) the aggregate number of shares of Company Common Stock in respect of such Company Stock Award multiplied by (y) the Merger Consideration, less any Taxes required to be withheld in accordance with Section 2.7(d).

(iii)         At or prior to the Effective Time, the Company, the Company Board and the compensation committee of such board, as applicable, shall adopt any resolutions and take any actions (including obtaining any Employee consents) that may be necessary to effectuate the provisions of paragraphs (i), (ii) and (iii) of this Section 2.6(c).

(d)         Capital Stock of Merger Sub.  Each share of common stock, par value $0.001 per share, of Merger Sub (the “Merger Sub Common Stock”), issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation.  Following the Effective Time, each certificate evidencing ownership of shares of Merger Sub common stock shall evidence ownership of such shares of capital stock of the Surviving Corporation.

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2.7         Exchange.

(a)           On or prior to the Closing Date, Parent shall enter into an agreement with the Exchange Agent relating to the services to be performed by the Exchange Agent and make available to the Exchange Agent cash in an amount sufficient to permit the payment of the Merger Consideration to which the Company Shareholders are entitled pursuant to Section 2.6(a) (including cash sufficient to pay cash in lieu of fractional shares of Company Common Stock) (the “Exchange Fund”).  As soon as practicable after the Effective Time, Parent shall cause to be mailed to each holder of record of (i) a certificate or certificates that immediately prior to the Effective Time represented outstanding shares of Company Stock (the “Company Certificates”), or (ii) book-entry shares that immediately prior to the Effective Time represented outstanding shares of Company Common Stock (the “Book-Entry Shares”) the following: (i) a letter of transmittal in customary form (which shall specify that delivery shall be effected, and risk of loss and title to the Company Certificates or the Book-Entry Shares shall pass, only upon proper delivery of the Company Certificates or transfer of the Book-Entry Shares to the Exchange Agent and shall be in such form and have such other provisions as Parent may reasonably specify to the Exchange Agent) and (ii) instructions for use in effecting the surrender of the Company Certificates or the Book-Entry Shares in exchange for the Merger Consideration.  Upon surrender of a Company Certificate for cancellation, receipt of an “agent’s message” by the Exchange Agent (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) in the case of Book-Entry Shares or upon delivery of an affidavit of lost certificate and an indemnity in form and substance reasonably satisfactory to Parent (an “Affidavit”) (together with any required Form W-9 or Form W-8) to the Exchange Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the Exchange Agent shall pay by check to each tendering holder of a Company Certificate, Book-Entry Share or an Affidavit (each, a “Tendering Company Holder”) the Merger Consideration.  No interest will be paid or accrued on any cash payable to holders of Company Certificates or Book-Entry Shares.

(b)           After the Effective Time, there shall be no further registration of transfers on the stock transfer books of the Company or its transfer agent of any shares of the Company’s capital stock that were outstanding immediately prior to the Effective Time.  If, after the Effective Time, any Company Certificates, Book-Entry Shares or Affidavits for lost Company Certificates are presented for any reason, they shall be cancelled and exchanged as provided in this Section 2.7.

(c)           Until Company Certificates or Book-Entry Shares are surrendered or an Affidavit with respect to any lost Company Certificates is delivered pursuant to Section 2.7(b), such Company Certificates or Book-Entry Shares shall be deemed, for all purposes, to evidence ownership of the right to receive from Parent the Merger Consideration.

(d)           Each of the Exchange Agent, Parent and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of Company Common Stock such amounts as may be required to be deducted or withheld therefrom under the Internal Revenue Code of 1986, as amended (the “Code”) or under any provision of state, local or foreign tax law or under any other Applicable Law.  To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

(e)           Notwithstanding anything to the contrary in this Section 2.7, none of the Exchange Agent, Parent, the Surviving Corporation nor any party hereto shall be liable to a holder of shares of Company Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Applicable Law.

(f)           Any portion of the Exchange Fund that remains undistributed to the holders of Company Common Stock for twenty-four (24) months after the Effective Time shall be delivered to Parent or an entity designated by Parent, upon demand, and any holders of Company Common Stock who have not theretofore complied with the provisions of this Section 2.7 shall thereafter look only to Parent for any Merger Consideration, without any interest thereon.

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2.8         Taking of Necessary Action; Further Action.  If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, the officers and directors of the Company and Merger Sub will take all such lawful and reasonably necessary action at the cost and expense of Parent.  Parent shall cause Merger Sub to perform all of its obligations relating to this Agreement and the Transactions.

2.9         Adjustments.  Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of the Company shall occur (other than the issuance of additional shares of capital stock of the Company as permitted by this Agreement), including by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend or distribution paid in stock, the Merger Consideration and any other amounts payable pursuant to this Agreement shall be appropriately adjusted to reflect such change.

2.10       Dissenting Shares.

(a)           Dissenters’ Rights.  Notwithstanding anything to the contrary contained in this Agreement, shares of Company Common Stock that are held by a Company Shareholder of record (or held by a beneficial owner or by a nominee who complies with Section 23B.13.030 of the Act) who, (i) if this Agreement has been approved at the Company Shareholder Meeting, did not vote such shares in favor of the approval of this Agreement and has properly notified the Company of such Company Shareholder’s intent to demand payment for such Company Shareholder’s shares in accordance with Chapter 23B.13 of the Act (and who has neither effectively withdrawn such demand nor lost his, her or its right of dissent) and (ii) following receipt of a dissenters’ notice from the Company, has demanded payment and taken such other actions required by Chapter 23B.13 of the Act (the “Dissenting Shares”) shall not be converted into or represent the right to receive any Merger Consideration pursuant to Section 2.6 or any other provision in this Agreement, and such Company Shareholder shall be entitled only to such rights as may be granted to such Company Shareholder by the Act.  If after the Effective Time such Company Shareholder fails to perfect or withdraws or otherwise loses such Company Shareholder’s right of dissent, such Dissenting Shares shall be treated as if they had been converted as of the Effective Time into the right to receive the Merger Consideration as provided in Section 2.6.

(b)           Notice of Exercise.  The Company shall give Parent (i) prompt notice of any notices of intent to demand payment with respect to any shares of Company Common Stock, attempted withdrawals of such notices and any other instruments served pursuant to the Act and received by the Company relating to dissenters’ rights and (ii) subject to the provisions of Article 6, the opportunity to participate in the conduct of all negotiations and proceedings with respect to the exercise of dissenters’ rights under the Act.  Except with the prior written consent of Parent, the Company shall not voluntarily make any payment with respect to the exercise of dissenters’ rights or settle or offer to settle any such demands for payment with respect to Dissenting Shares.

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ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the disclosure letter delivered by the Company to Parent on the date hereof (the “Company Disclosure Letter”) (it being understood that any information set forth on one section or subsection of the Company Letter shall be deemed to apply to and qualify the section or subsection of this Agreement to which it corresponds in number and each other section or subsection of this Agreement to the extent that it is reasonably apparent from the face of such disclosure that such information is relevant to such other section or subsection) section thereof, the Company represents and warrants to Parent and Merger Sub as follows:

3.1         Organization; Subsidiaries.

(a)           The Company and each of its subsidiaries is a corporation, limited liability company or other legal entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the laws of the jurisdiction of its organization and has all requisite corporate, limited liability company or other organizational, as applicable, power and authority, and all requisite qualifications to do business as a foreign corporation, limited liability company or other legal entity to conduct its business in the manner in which its business is currently being conducted, except where the failure to be so organized, existing or in good standing or to have such power, authority or qualifications would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(b)           All of the subsidiaries of the Company are listed on Part 3.1(b) of the Company Disclosure Letter.  Neither the Company nor any of its subsidiaries owns any capital stock of, or any equity interest of any nature in, any Person, other than the entities identified in Part 3.1(b) of the Company Disclosure Letter.  The Company owns directly all of the outstanding shares of capital stock or all of the partnership or other equity interests of each of the subsidiaries listed on Part 3.1(b) of the Company Disclosure Letter.  Each of the outstanding shares of capital stock of, or partnership or other equity interests in, each of the subsidiaries listed on Part 3.1(b) of the Company Disclosure Letter is owned, directly or indirectly, by the Company free and clear of all Encumbrances except for transfer restrictions imposed by applicable securities laws and neither the Company nor any nor any of its subsidiaries has any agreement or commitment to sell or transfer any of such stock or interests.  Neither the Company nor any of its subsidiaries has agreed or is obligated to make any future investment in or capital contribution or loans or other advances to any other entity.  There are no outstanding or authorized options, warrants, rights, agreements or commitments to which the Company or any of its subsidiaries is a party or which are binding on any of them providing for the issuance, disposition, transfer or acquisition of any capital stock of any of the subsidiaries listed on Part 3.1(b) of the Company Disclosure Letter.  Each outstanding share of capital stock of each subsidiary of the Company is duly authorized, validly issued, fully paid and nonassessable and was not issued in violation of any preemptive or similar rights.

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(c)           Neither the Company, nor any of its subsidiaries, has, at any time, been a general partner of any general partnership, limited partnership or other entity.  Part 3.1(b) of the Company Disclosure Letter indicates the jurisdiction of organization of each entity listed therein and the Company’s direct or indirect equity interest therein.

(d)           The Company has delivered or made available to Parent a true and correct copy of the articles of incorporation and bylaws of the Company and similar governing instruments of each of its subsidiaries, each as amended to date (collectively, the “Company Charter Documents”), and each such instrument is in full force and effect.  Neither the Company nor any of its subsidiaries is in violation of any of the provisions of the Company Charter Documents.

3.2         Company Capitalization.

(a)         The authorized capital stock of the Company consists solely of (i) 175,000,000 shares of Company Common Stock, of which there were 45,959,870 shares issued and outstanding as of the close of business on the date of this Agreement, and (ii) 20,000,000 shares of preferred stock, par value $0.0001 per share, none of which are issued or outstanding.  Each outstanding share of Company Common Stock is duly authorized, validly issued, fully paid and nonassessable and was not issued in violation of any preemptive or similar rights.  As of the date of this Agreement, there are no shares of Company Common Stock held in treasury by the Company.

(b)         As of the date of this Agreement:

(i)           12,427,381 shares of Company Common Stock are subject to issuance pursuant to outstanding options under the Company’s 2004 Incentive Stock Option Plan, as amended; and

(ii)          no shares of Company Common Stock are subject to issuance pursuant to outstanding options under the Company’s 2004 Non-Employee Director's Stock Incentive Plan.

For purposes of this Agreement, the stock incentive plans referenced in (i) and (ii) above are referred to as the “Company Stock Plans.”  Part 3.2(b) of the Company Disclosure Letter sets forth the following information with respect to each Company Stock Option outstanding as of the date of this Agreement: (i) the name of the optionee; (ii) the number of shares of Company Common Stock subject to such Company Stock Option; (iii) the exercise price of such Company Stock Option; (iv) the date on which such Company Stock Option was granted or assumed; (v) the vesting schedule of such Company Stock Option, and the extent to which such Company Stock Option is vested as of the date of this Agreement; (vi) the date on which such Company Stock Option expires; and (vii) whether the exercisability of such option will be accelerated in any way by the Transactions, and indicates the extent of any such acceleration.  The Company has delivered to Parent an accurate and complete copy of the Company Stock Plans, the standard form of all stock option agreements under each of the Company Stock Plans and the option agreement for each Company Stock Option that does not conform to the standard option agreement under the respective Company Stock Plan.  There are no options outstanding to purchase shares of Company Common Stock other than pursuant to the Company Stock Plans.  All shares of Company Common Stock subject to issuance as aforesaid in this Section 3.2(b), upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable.  There are no Contracts of any character to which the Company is bound obligating the Company to accelerate the vesting of any Company Stock Option as a result of the Merger.  There are no outstanding or authorized (a) Company Stock Awards or (b) stock appreciation, profit participation, “phantom stock” or other similar plans or Contracts with respect to the Company or any of its subsidiaries.

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(c)           All outstanding shares of Company Common Stock, all outstanding Company Stock Options and all outstanding shares of capital stock of each subsidiary of the Company have been issued and granted in compliance with (i) all applicable securities laws and other Applicable Law and (ii) all requirements set forth in applicable Contracts.

3.3         Obligations With Respect to Capital Stock.  Except for securities the Company owns free and clear of all claims and Encumbrances, directly or indirectly through one or more subsidiaries, and except for shares of capital stock or other similar ownership interests of certain subsidiaries of the Company that are owned by certain nominee equity holders as required by the applicable law of the jurisdiction of organization of such subsidiaries, there are no equity securities of any subsidiary of the Company, or any security exchangeable or convertible into or exercisable for such equity securities, issued, reserved for issuance or outstanding.  Except as set forth in Part 3.2(b) of the Company Disclosure Letter, there are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights) or other Contracts of any character to which the Company or any of its subsidiaries is a party or by which it is bound obligating the Company or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of the Company or any of its subsidiaries or obligating the Company or any of its subsidiaries to grant, extend, accelerate the vesting of, extend the exercise period of, or enter into any such subscription, option, warrant, equity security, call, right or other Contract.  Neither the Company nor any of its subsidiaries have any authorized, issued or outstanding bonds, debentures, notes or other indebtedness having the right to vote on any matters on which the Company Shareholders have the right to vote.  There are no registration rights, and except for the Voting Agreements, there is no voting trust, proxy, rights agreement, “poison pill” anti-takeover plan or other Contract to which the Company is a party or by which it is bound with respect to any equity security of any class of the Company or with respect to any equity security, partnership interest or similar ownership interest of any class of any of its subsidiaries.

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3.4         Authority; Non-Contravention.

(a)           The Company has all requisite corporate power and authority to enter into this Agreement and to consummate the Transactions.  The execution and delivery of the Transaction Documents and the consummation of the Transactions have been duly authorized by all necessary corporate action on the part of the Company, subject only to the Company Shareholder Approvals and the filing of the Articles of Amendment and the Articles of Merger pursuant to the Act.  The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock is sufficient for the Company Shareholders to approve and adopt the Articles of Amendment, this Agreement and approve the Merger, and no other approval of any holder of any securities of the Company is required in connection with the consummation of the Transactions.  The Transaction Documents have been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally and general principles of equity.

(b)           The execution and delivery of the Transaction Documents by the Company and the Company Shareholders who are parties to the Transaction Documents, as applicable, do not, and the performance of the Transaction Documents by the Company and the Company Shareholders who are parties to the Transaction Documents, as applicable, will not, (i) conflict with or violate the Company Charter Documents, (ii) subject to obtaining the Company Shareholder Approvals and compliance with the requirements set forth in Section 3.4(c), conflict with or violate any Applicable Law, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair the Company’s or any of its subsidiaries’ rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on any of the properties or assets of the Company or any of its subsidiaries pursuant to, any Contract to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or its or any of their respective assets are bound or affected, except, in the case of each of clauses (ii) and (iii), for any conflicts, violations, breaches, defaults, terminations, amendments, accelerations, cancellations or Encumbrances, or where the failure to obtain any consents, in each case, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  Part 3.4(b) of the Company Disclosure Letter list all consents, waivers and approvals under any of the Company’s or any of its subsidiaries’ Contracts required to be obtained in connection with the consummation of the Transactions, that, if individually or in the aggregate not obtained, would reasonably be expected to result in a material loss of benefits to Parent or the Surviving Corporation, or a Material Adverse Effect, in each case as a result of the Merger.

(c)           No consent, approval, order or authorization of, or registration, declaration or filing with any Governmental Entity or other Person, is required to be obtained or made by the Company or any of its Affiliates in connection with the execution and delivery of the Transaction Documents or the consummation of the Merger, except for (i) the filing of the Articles of Amendment and Articles of Merger with the Secretary of State of the State of Washington and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, (ii) the filing of the Proxy Statement with the SEC in accordance with the Exchange Act, (iii) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under the antitrust laws of any foreign country, and (iv) such other consents, authorizations, filings, approvals and registrations that if not obtained or made, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

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3.5           SEC Filings; Company Financial Statements; Internal Controls; Sarbanes-Oxley Act Compliance.

(a)           SEC Filings. The Company has filed or furnished all forms, reports and documents required to be filed by the Company with the SEC since January 1, 2008 and has made available to Parent such forms, reports and documents in the form filed with the SEC.  All such required forms, reports and documents (including those that the Company may file subsequent to the date hereof) are referred to herein as the “Company SEC Reports.”  As of their respective dates, the Company SEC Reports (i) were prepared in all material respects in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Reports and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent corrected prior to the date of this Agreement by a subsequently filed Company SEC Report.  None of the Company’s subsidiaries is required to file any forms, reports or other documents with the SEC.

(b)           Company Financial Statements. Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Company SEC Reports, including each Company SEC Report filed after the date hereof until the Closing (the “Company Financials”), (i) complied or, for such subsequently filed reports, will comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q, 8-K or any successor form under the Exchange Act) and (iii) fairly presented the consolidated financial position of the Company and its subsidiaries as at the respective dates thereof and the consolidated results of the Company’s and its subsidiaries’ operations and cash flows for the periods indicated, except that the unaudited interim financial statements may not contain footnotes and were or are subject to normal and recurring year-end adjustments.  The balance sheet of the Company contained in the Company SEC Reports as of June 30, 2011 is hereinafter referred to as the “Company Balance Sheet.”  Except as disclosed in the Company Financials, since the date of the Company Balance Sheet, neither the Company nor any of its Affiliates has any Liabilities required under GAAP to be set forth on a balance sheet that are, individually or in the aggregate, material to the business, results of operations or financial condition of the Company and its subsidiaries taken as a whole, except for Liabilities incurred since the date of the Company Balance Sheet in the ordinary course of business consistent with past practices and Liabilities incurred in connection with this Agreement.

(c)           Internal Controls. The Company and each of its subsidiaries has established and maintains a system of “internal controls over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is sufficient to provide reasonable assurance (i) regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, (ii) that receipts and expenditures of the Company and its subsidiaries are being made only in accordance with authorizations of management and the Company Board, and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s and its subsidiaries’ assets that could have a material effect on the Company’s financial statements.

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(d)           Disclosure Controls and Procedures. The Company’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) are designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of the Company required under the Exchange Act with respect to such reports. The Company has disclosed, based on its most recent evaluation of such disclosure controls and procedures prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board and on Part 3.5(d) of the Company Disclosure Letter (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that could adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information, and (ii) any fraud, whether or not material, that involves management or other Employees who have a significant role in the Company’s internal controls over financial reporting. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” shall have the meaning assigned to them in Public Company Accounting Oversight Board Auditing Standard 2, as in effect on the date of this Agreement.

(e)           Off-balance Sheet Arrangements. Neither the Company nor any of its Affiliates is a party to, or has any commitment to become a party to, any joint venture, off balance sheet partnership or any similar Contract (including any Contract relating to any transaction or relationship between or among the Company and any of its subsidiaries, on the one hand, and any unconsolidated Affiliate of the Company, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any “off balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act)), where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material Liabilities of, the Company or any of its Affiliates in the Company’s or such Affiliate’s published financial statements or other Company SEC Reports.

(f)           Sarbanes-Oxley Compliance. Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer and each former principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (including the rules and regulations promulgated thereunder, the “Sarbanes-Oxley Act”) with respect to the Company SEC Reports, and the statements contained in such certifications are true and accurate in all material respects. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.  Neither the Company nor any of its subsidiaries has outstanding (nor has arranged or modified since the enactment of the Sarbanes-Oxley Act) any “extensions of credit” (within the meaning of Section 402 of the Sarbanes-Oxley Act) to directors or executive officers (as defined in Rule 3b-7 under the Exchange Act) of the Company or any of its subsidiaries. The Company is otherwise in compliance with all applicable provisions of the Sarbanes-Oxley Act and the rules of the OTCBB, except for any non-compliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

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3.6         Absence of Certain Changes or Events.  Except as set forth on Part 3.6 of the Company Disclosure Letter, since the date of the Company Balance Sheet there has not been:

(a)           any Material Adverse Effect;

(b)           any amendment or change in the Company Charter Documents;

(c)           any declaration, setting aside or payment of any dividend on, or the making of any other distribution in respect of, the capital stock of the Company, or any split, combination or recapitalization of the capital stock of the Company or any direct or indirect redemption, purchase or other acquisition of any capital stock of the Company or any change in any rights, preferences, privileges or restrictions of any outstanding security of the Company;

(d)           any split, combination or reclassification of any of the Company’s or any of its subsidiaries’ capital stock;

(e)           any grant or issuance, or promise of any grant or issuance, of any options, warrants or other rights to acquire securities from the Company or any of its subsidiaries, directly or indirectly, or any offer, issuance or sale by the Company or any of its subsidiaries of any debt or equity securities of the Company or any of its subsidiaries, except for options to purchase Company Common Stock granted in connection with the hiring of new Employees of the Company or any of its Affiliates in the ordinary course of business, which option grants were consistent with the Company’s normal guidelines for the grant of options with respect to such positions and are reflected in Part 3.2(b) of the Company Disclosure Letter;

(f)           any (i) grant of any severance (including change-of-control), termination pay or other amounts to or that has become payable to (or amendment to any existing arrangement with) any director, officer, Employee, contractor, consultant or agent of the Company or any of its Affiliates, (ii) increase in benefits payable under any existing severance (including change-of-control) or termination pay policies or employment, contractor or consulting agreements of the Company, or (iii) other change or increase in the compensation payable or to become payable to any of the directors, officers, Employees, contractors, consultants or agents of the Company or any of its Affiliates or in any bonus or pension, insurance or other benefit payment or arrangement (including stock awards, stock option grants, stock appreciation rights or stock option grants) made to or with any of such directors, officers, Employees, contractors, consultants or agents;

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(g)           any acceleration or release of any vesting condition to the right to exercise any option or other right to purchase or otherwise acquire any shares of the Company’s or any of its subsidiaries’ capital stock, or any acceleration or release of any right to repurchase shares of the Company’s or any of its subsidiaries’ capital stock upon a Company Shareholder’s termination of employment or services with the Company, either contingent upon the occurrence of transactions such as the Transactions or otherwise;

(h)           entry by the Company or any of its subsidiaries into, or material modification, amendment or cancellation of, any Contract for the purchase, license, sale, assignment or other disposition or transfer, of any of the assets (including intangible assets), properties or goodwill of the Company or any of its subsidiaries (other than purchase orders for the sale of products or services, or non-exclusive licenses of any products of the Company or any of its subsidiaries in the ordinary course of business consistent with past practice);

(i)            any material change in the manner in which the Company or any of its Affiliates extends discounts, credits or warranties to customers or otherwise deals with its customers;

(j)            entry by the Company or any of its Affiliates into any Contract that by its terms requires or contemplates a current and/or future financial commitment, expense (inclusive of overhead expense) or obligation on the part of the Company or any of its Affiliates that involves in excess of $75,000.00 (other than purchase orders for the sale of products or services, or non-exclusive licenses of any products of the Company or any of its Affiliates in the ordinary course of business consistent with past practice);

(k)           any payment or discharge by the Company or any of its Affiliates of any Liability of the Company or any of its Affiliates or Encumbrance on any asset or property of the Company or any of its Affiliates of an amount in excess of $75,000.00 for any Liability or Encumbrance (other than payments in the ordinary course of business consistent with past practice);

(l)            any change with respect to the management, supervisory or other key personnel, contractors or agents of the Company; any termination of employment of a material number of Employees, contractors, consultants or agents; any labor dispute or claim of unfair labor practices, discriminatory practices, breaches of privacy legislation with respect to the personal information of Employees, contractors, consultants or agents or other employment-related claims involving the Company or any of its Affiliates;

(m)           any damage, destruction or loss of any property or material asset of the Company or any of its Affiliates, whether or not covered by insurance;

(n)           any material change by the Company in its accounting methods, principles or practices;

(o)           any material revaluation by the Company or any of its Affiliates of any of their material assets, including writing off notes or accounts receivable other than in the ordinary course of business; or

(p)           any agreement or commitment to do any of the foregoing.

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3.7         Taxes.

(a)           The Company and each of its Affiliates have timely filed all federal, provincial, state, local and foreign returns, estimates, information statements and reports (“Returns”) relating to Taxes required to be filed by or on behalf of the Company and each of its Affiliates with any Tax authority under Applicable Law, such Returns are true, correct and complete in all material respects, and the Company and each of its Affiliates have paid all Taxes required to be paid.  None of the Company or any of its Affiliates is currently the beneficiary of any extension of time within which to file any Returns.

(b)           The Company and each of its Affiliates have withheld and remitted all material federal, provincial, state and foreign income Taxes, Taxes pursuant to the Federal Insurance Contribution Act (“FICA”), Taxes pursuant to the Federal Unemployment Tax Act (“FUTA”) and other Taxes required to be withheld, including those required by Applicable Law, and the Company and its Affiliates have paid such Taxes to the appropriate Tax authorities by the applicable due date.

(c)           There is no Tax deficiency outstanding, proposed or assessed against the Company or any of its Affiliates, nor has the Company or any of its Affiliates executed any unexpired waiver of any normal reassessment period or statute of limitations on or extending the period for the assessment or collection of any Tax.

(d)           The Company has not participated in, and is not currently participating in, a reportable transaction within the meaning of Treasury Regulation 1:6011-4(b) or any transaction requiring disclosure under a corresponding or similar provision of state or local Tax law.

(e)           No audit or other examination of any Return, taxation year or period of the Company or any of its Affiliates by any Tax authority is presently in progress, nor has the Company or any of its Affiliates been notified of any request for such an audit or other examination.

(f)           No reassessment or adjustment relating to any Returns filed by the Company or any of its Affiliates has been proposed formally or informally by any Tax authority to the Company or any of its Affiliates or any representative thereof.

(g)           Neither the Company nor any of its Affiliates has any Liability for unpaid Taxes that has not been accrued for or reserved on the Company Balance Sheet in accordance with GAAP other than any Liability for unpaid Taxes that may have accrued since the date of the Company Balance Sheet in connection with the operation of the Business in the ordinary course of business.

(h)           There is no Contract to which the Company or any of its Affiliates is a party, including this Agreement and the other Transaction Documents, covering any Employee, contractor, consultant or agent that, individually or collectively, would be reasonably likely to give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 404 or 162 of the Code or any similar Applicable Law.

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(i)            There is no Contract to which the Company or any of its Affiliates is a party or by which the Company or any of its Affiliates is bound to compensate any individual for excise Taxes paid pursuant to Section 4999 of the Code or any similar Applicable Law.

(j)            Neither the Company nor any of its Affiliates has filed any consent agreement under Section 341(f) of the Code or any similar Applicable Law or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by the Company or its Affiliates.

(k)           Neither the Company nor any of its Affiliates is party to or has any Liability under any Tax-sharing, Tax indemnity or Tax allocation agreement or arrangement.

(l)            Except as may be required as a result of the Merger, the Company and its Affiliates have not been and will not be required to include any adjustment in Taxable income for any Tax period (or portion thereof) pursuant to Section 481 of the Code or any comparable provision under state or foreign Tax laws as a result of transactions, events or accounting methods employed prior to the Closing.

(m)           None of the Company’s or its Affiliates’ assets are tax-exempt use property within the meaning of Section 168(h) of the Code.

(n)           The Company has not been distributed in a transaction qualifying under Section 355 of the Code within the last two years, nor has the Company distributed any corporation in a transaction qualifying under Section 355 of the Code within the last two years.

(o)           The Company has timely filed all information returns or reports, including Forms 1099, that are required to be filed, and has accurately reported in all respects all information required to be included on such returns or reports.

(p)           Neither the Company nor any of its Affiliates has incurred, has any Liability, or has assumed any Liability on behalf of a customer, for or in respect of any fees, Taxes, assessments or forfeitures due to or imposed by any communications regulatory agency in connection with the provision of any product or service by the Company or any of its Affiliates.

(q)           The Company is not a party to any joint venture, partnership or other agreement or arrangement that is treated as a partnership for federal income tax purposes and does not own a single member limited liability company that is treated as a disregarded entity.

(r)           The Company does not and has not had a permanent establishment in any foreign country, as defined in any applicable Tax treaty or convention between the United States of America and such foreign country.

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(s)           Part 3.7 of the Disclosure Schedule sets forth the following information with respect to the Company and each of its subsidiaries (or, in the case of clause (i) below, with respect to each of such subsidiaries) as of the most recent practicable date (as well as on an estimated pro forma basis as of the Closing giving effect to the consummation of the Transactions): (i) the basis of the Company or any of its subsidiaries in its assets; (ii) the basis of the shareholder(s) of such subsidiary in its stock; and (iii) the amount of any net operating loss, net capital loss, unused investment or other credit, unused foreign Tax or excess charitable contribution allocable to the Company or any of its subsidiaries.

3.8         Real Property and Personal Property Matters.

(a)           Part 3.8 of the Company Disclosure Letter lists all real property owned by the Company or any of its Affiliates and all real property leases to which the Company or any of its Affiliates is a party and each amendment thereto that is in effect as of the date of this Agreement.  All such current leases are in full force and effect, are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default) that would give rise to a claim against the Company or any of its Affiliates.

(b)           The material properties and tangible assets owned or leased by the Company and its Affiliates, or which they otherwise have the right to use, are sufficient (subject to normal wear and tear) to operate their businesses in substantially the same manner as they are currently conducted. The assets of the Company and each of its Affiliates are each in good working order, and have been maintained in accordance with prudent industry practice.

(c)           The Company or one of its subsidiaries has good and marketable title to, or a valid and binding leasehold interest in, all the property and assets reflected in the Company Balance Sheet as being owned or leased by the Company or any of its subsidiaries or acquired after the date thereof that are material to the Company (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business), free and clear of any Encumbrances, except as reflected in the Company Financials and except for Encumbrances for Taxes not yet due and payable and such Encumbrances that are not material in character, amount or extent.

3.9         Intellectual Property.

(a)           The Company (i) owns and has independently developed or (ii) has the valid right or license to all Company IP Assets.  Such Company IP Assets are to the Company’s Knowledge sufficient for the conduct of the Business, and delivery and performance of this Agreement and the consummation of the Merger and the other Transactions and will not result in any termination of, or other restriction being imposed on, any such Company IP Assets.  “Company-Owned IP Assets” means Company IP Assets that are owned or exclusively licensed to the Company, and “Company-Licensed IP Assets” means Company IP Assets that are not Company-Owned IP Assets.

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(b)          Neither the execution, delivery and performance of this Agreement nor the consummation of the Merger or the other Transactions will: (i) constitute a material breach of or default under any Company IP Rights Agreement; (ii) cause the forfeiture or termination of, or give rise to a right of forfeiture or termination of, any Company IP Right or Company IP Rights Agreement; or (iii) materially alter or impair the right of the Company or the Surviving Corporation to use, possess, sell or license any Company IP Asset or portion thereof.  There are no royalties, honoraria, fees or other payments payable by the Company to any Person (other than salaries payable to Employees, consultants and independent contractors not contingent on or related to use of their work product) as a result of the ownership, use, possession, license-in, sale, marketing, advertising or disposition of any Company IP Asset by the Company and none will become payable as a result of the consummation of the Transactions.

(c)          Neither the use, development, manufacture, marketing, license, sale, furnishing or transfer of any product or service (including any Intellectual Property Right related thereto) currently licensed, utilized, sold, provided, furnished or transferred by the Company or currently under development by the Company violates any Contract between the Company and any other Person or infringes or misappropriates any Intellectual Property Right of any other Person.

(d)          Except as set forth on Part 3.9(d) of the Company Disclosure Letter, there is no pending or threatened claim, suit, action, arbitration, dispute or other proceeding contesting the validity, ownership or right of the Company to exercise any Company IP Right nor, to the Company’s Knowledge, is there any legitimate basis for any such claim.  The Company has not received any notice: (i) seeking indemnification relating to a Company IP Asset; or (ii) asserting that any Company IP Asset or the proposed use, sale, license or disposition thereof conflicts or will conflict with the rights of any other Person, nor, to the Company’s Knowledge, is there any legitimate basis for any such assertion.  The Company has not received any correspondence from any third party, offering the Company a license under such third party’s registered Intellectual Property Rights, in connection with any Company product or service.

(e)          No current or former Employee, consultant or independent contractor of the Company: (i) is in material violation of any term or covenant of any Contract relating to employment, patent disclosure, invention assignment, non-disclosure or non-competition or any other Contract with any other party by virtue of such Employee’s, consultant’s or independent contractor’s being employed by, or performing services for, the Company or using trade secrets or proprietary information of others without permission; or (ii) has developed any technology, software or other copyrightable, patentable or otherwise proprietary work for the Company that is subject to any Contract under which such Employee, consultant or independent contractor has assigned, is obligated to assign or otherwise has granted or is obligated to grant to any Person (other than the Company) any rights (including Intellectual Property Rights) in or to such technology, software or other copyrightable, patentable or otherwise proprietary work.  The employment of any Employee of the Company or the use by the Company of the services of any consultant or independent contractor does not subject the Company to any Liability to any other Person for improperly soliciting such Employee, consultant or independent contractor to work for the Company, whether such Liability is based on contractual or other legal obligations to such other Person.

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(f)           The Company has taken all reasonably necessary and appropriate steps to protect, preserve and maintain the secrecy and confidentiality of the Company confidential information and to preserve and maintain all of the Company’s interests and proprietary rights in Company IP Assets.  All current and former officers, Employees, consultants and independent contractors of the Company having access to proprietary information of the Company, their respective customers or business partners and inventions owned by the Company have executed and delivered to the Company an agreement regarding the protection of such proprietary information and the assignment of inventions to the Company (in the case of proprietary information of the Company’s customers and business partners, to the extent required by such customers and business partners), and true, correct and complete copies of all such agreements have been delivered to Parent.  The Company has secured valid written assignments from all of the Company’s current and former Employees, consultants and independent contractors who were materially involved in, or who contributed to, the creation or development of any Company-Owned IP Assets, of the rights to such contributions that may be owned by such Persons or that the Company does not already own by operation of law.  To the Company’s Knowledge, no current or former director, officer, Employee, consultant or independent contractor of the Company has any right, license, claim or interest whatsoever in or with respect to any Company IP Assets.

(g)          Part 3.9(g) of the Company Disclosure Letter contains a true and complete list of (i) all registrations made in any and all jurisdictions throughout the world by or on behalf of the Company of any Intellectual Property Rights, and (ii) all applications, registrations, filings and other formal written governmental actions made or taken pursuant to Applicable Law by the Company to secure, perfect, protect or maintain its interest in Company IP Rights, including all patent applications, copyright applications, and applications for registration of trademarks and service marks.  All registered Intellectual Property Rights held by the Company are valid, enforceable and subsisting.

(h)          The Company owns all right, title and interest in and to all Company-Owned IP Assets free and clear of all Encumbrances and licenses (other than licenses and rights listed on Part 3.9(i) of the Company Disclosure Letter).  The right, license and interest of the Company in and to all Company-Licensed IP Assets are free and clear of all Encumbrances and licenses (other than licenses and rights listed on Part 3.9(i) of the Company Disclosure Letter).

(i)           Part 3.9(i) of the Company Disclosure Letter contains a true and complete list of (1) all Contracts as to which the Company is a party and pursuant to which any Person is authorized to use any Company IP Asset, other than a non-exclusive license of a Company IP Asset granted to the Company’s customers in the ordinary course for the purpose of enabling the provision of the Company’s services to such customers, and (2) all Contracts as to which the Company is a party and pursuant to which the Company is authorized to use any Intellectual Property Right owned by any Person other than the Company (other than non-exclusive object code licenses of software generally available to the public at a per copy license fee of less than $500.00).

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(j)           Neither the Company nor any other Person acting on its behalf has disclosed or delivered to any Person, or permitted the disclosure or delivery to any escrow agent or other Person of, any Company Source Code.  No event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time, or both) will, or would reasonably be expected to, result in the disclosure or delivery by the Company or any Person acting on their behalf to any Person of any Company Source Code.  Part 3.9(j) of the Company Disclosure Letter identifies each Contract pursuant to which the Company has deposited, or is or may be required to deposit, with an escrowholder or any other Person, any Company Source Code, and describes whether the execution of this Agreement or the consummation of the Merger or any of the other Transactions, in and of itself, would reasonably be expected to result in the release from escrow of any Company Source Code.

(k)          To the Company’s Knowledge, there is no unauthorized use, disclosure, infringement or misappropriation of any Company IP Asset by any Person, including any Employee.  The Company has not agreed to indemnify any Person for any infringement or misappropriation of any Intellectual Property Right of any Person by any product or service that has been (i) sold, supplied, marketed, distributed, used, transferred or provided by the Company or (ii) licensed or leased to any Person.

(l)           All software developed by or for the Company and licensed by the Company to customers, all other products sold, licensed, leased or delivered by the Company to customers and all services provided by or through the Company to customers on or prior to the Closing Date (i) conform in all material respects to applicable contractual commitments, express and implied warranties, product specifications and product documentation and to any representations provided to customers and (ii) are scalable to allow each such customer to use such software and services for an unlimited number of users without any degradation of performance.  The Company has no Liability (and, to the Company’s Knowledge, there is no legitimate basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand against the Company giving rise to any Liability relating to the foregoing agreements) for replacement or repair thereof or other damages in connection therewith in excess of any reserves therefor reflected on the Company Balance Sheet.  The Company has provided Parent with all documentation and notes relating to the testing of the Company’s software products and plans and specifications for software products currently under development by the Company.

(m)         No (i) government funding, (ii) facilities of a university, college, other educational institution or research center, or (iii) funding from any Person (other than funds received in consideration for the Company Common Stock) was used in the development of the computer software programs, applications or other products owned by the Company.  No current or former Employee, consultant or independent contractor of the Company who was involved in, or who contributed to, the creation or development of any Company IP Asset, has performed services for the government, any university, college or other educational institution or any research center during a period of time during which such Employee, consultant or independent contractor was also performing services for the Company.  No university, college, other educational institution or research center has any right, title or interest in or to any Company IP Right.

(n)          Except as set forth on Part 3.9(n) of the Company Disclosure Letter, no Public Software forms part of the Company IP Asset or was or is used in connection with the development of any Company IP Asset, is incorporated in whole or in part, or has been distributed, in whole or in part, in conjunction with any Company IP Asset or Company product.

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(o)           All software developed by the Company and licensed to any third party and all other products manufactured, sold, licensed, leased or delivered by the Company to third parties, and all services provided by the Company to third parties on or prior to the Closing Date, conform in all material respects (to the extent required in contracts with such third parties) to applicable contractual commitments, express and implied warranties, product specifications and product documentation and to any representations provided to such third parties, and the Company does not have any material Liability (and, to the Company’s Knowledge, there is no legitimate basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand against the Company giving rise to any material Liability) for replacement or repair thereof or other damages in connection therewith in excess of any reserves therefor set forth on the Company Balance Sheet.  The Company has no obligations with respect to any product or service to deliver any new or additional functionalities, versions, ports or products, or to perform any additional services, except for (i) maintenance and support obligations incurred in the ordinary course of business and consistent with past practices, made available on substantially similar terms to all customers who have obtained substantially similar products or services, and (ii) future consulting service or license obligations incurred in the ordinary course of business with respect to prior consulting engagements, and not resulting from the failure of any products licensed or sold or services rendered by the Company to comply in a material respect with any applicable commitments, specifications or warranties, and (iii) obligations that are reflected in reserves on the Company Balance Sheet identified to the future obligation(s) in question.  The Company has good commercial working relationships with its customers and suppliers.  The Company has taken such actions as are necessary or appropriate to document the operation, features and functionality of any software found in the Company’s products or used by the Company in the performance of services, and any software used in the development, compilation, maintenance and support of the Company’s products and services, such that the materials comprising such software, including the Source Code and documentation, have been written in a clear and professional manner so that they may be understood, modified and maintained in an efficient manner by reasonably competent programmers.

3.10        Compliance with Laws.

(a)           Neither the Company nor any of its Affiliates is in conflict with, or in default or in violation of, any Applicable Law except for such conflicts, defaults or violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  No investigation or review by any Governmental Entity is pending or, to the Company’s Knowledge, has been threatened against the Company or any of its Affiliates, nor, to the Company’s Knowledge, has any Governmental Entity indicated an intention to conduct an investigation of the Company or any of its Affiliates.  There is no Applicable Law binding upon the Company or any of its Affiliates that has or could reasonably be expected to have the effect of prohibiting or materially impairing any material business practice of the Company or any of its Affiliates, or any acquisition of property by the Company or any of its Affiliates.

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(b)           The Company and its subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals from Governmental Entities that are material to or required for the ongoing operation of the Business (collectively, the “Company Permits”), and are in material compliance with the terms of the Company Permits.

3.11        Litigation.  Except as accurately and completely listed on Part 3.11 of the Company Disclosure Letter, there are no claims, suits, actions or proceedings pending or, to the Knowledge of the Company, threatened against, relating to or affecting the Company or any of its Affiliates, before any Governmental Entity or any arbitrator.  No Governmental Entity has at any time challenged or questioned in a writing delivered to the Company or filed in any legal proceeding or otherwise the legal right of the Company or any of its Affiliates to conduct the Business.  As of the date hereof, no event has occurred, and no claim, dispute or other condition or circumstance exists, that will, or that would reasonably be expected to, cause or provide a bona fide basis for a director or officer of the Company or any of its Affiliates to seek indemnification from the Company or any of its Affiliates and no such director or officer is currently seeking indemnification from the Company or any of its Affiliates.

3.12        Employee Benefit Plans and Labor Matters.

(a)           Definition of Affiliate.  For purposes of this Section 3.12 only, “Affiliate” means any other Person under common control with the Company within the meaning of Section  414(b), (c), (m) or (o) of the Code and the regulations issued thereunder.

(b)           Schedule.  Part 3.12 of the Company Disclosure Letter contains an accurate and complete list of each Company Employee Plan and each Employee Agreement.  Neither the Company nor any of its Affiliates have any plan or commitment to establish any new Company Employee Plan, modify any Company Employee Plan or Employee Agreement (except to the extent required by law or to conform any such Company Employee Plan or Employee Agreement to the requirements of any Applicable Law, in each case as previously disclosed to Parent in writing, or as required by this Agreement) or enter into any Company Employee Plan or Employee Agreement, nor do they have any intention or commitment to do any of the foregoing.

(c)           Documents.  The Company has provided to Parent: (i) correct and complete copies of all documents embodying each Company Employee Plan and each Employee Agreement including all amendments thereto and written interpretations thereof; (ii) the most recent annual actuarial valuations, if any, prepared for each Company Employee Plan; (iii) the most recent annual report (Form Series 5500 and all schedules and financial statements attached thereto), if any, required under ERISA or the Code or any other similar Applicable Law in connection with each Company Employee Plan or related trust; (iv) if the Company Employee Plan is funded, the most recent annual and periodic accounting of Company Employee Plan assets and copies of all applicable trust documents and any amendments; (v) the most recent summary plan description together with the summary of material modifications thereto, if any, required under ERISA or any other Applicable Law with respect to each Company Employee Plan; (vi) all determination, opinion, notification and advisory letters, and rulings from the IRS or other similar Governmental Entity relating to Company Employee Plans and copies of all applications and correspondence to or from the IRS or the DOL or any other similar Governmental Entity with respect to any Company Employee Plan; (vii) all material written agreements and contracts relating to each Company Employee Plan, including, but not limited to, insurance policies, bonds, administrative service agreements, group annuity contracts and group insurance contracts; (viii) all communications material to any Employee or Employees relating to any Company Employee Plan and any proposed Company Employee Plans, in each case, relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules or other events that would result in any material Liability to the Company or its Affiliates; and (ix) all registration statements and prospectuses prepared in connection with each Company Employee Plan.

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(d)           Employee Plan Compliance.  (i) (A) the Company or one of its Affiliates has performed in all material respects all obligations required to be performed by the Company or its Affiliates under, and (B) neither the Company nor any of its Affiliates is in default or violation of, or has Knowledge of any default or violation by any other party to, each Company Employee Plan, and each Company Employee Plan has been established and maintained in all material respects in accordance with its terms and in compliance with all Applicable Law, including but not limited to ERISA or the Code; (ii) each Company Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code has either received a favorable determination letter from the IRS with respect to each such Company Employee Plan as to its qualified status under the Code, ERISA and the Uruguay Round Agreements Act, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996 and the Taxpayer Relief Act of 1997 (collectively referred to as “GUST”), or has remaining a period of time under applicable Treasury regulations or IRS pronouncements in which to apply for such a determination letter and make any amendments necessary to obtain a favorable determination and no event has occurred which would adversely affect the status of such determination letter or the qualified status of such Company Employee Plan; (iii) no “prohibited transaction,” within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Company Employee Plan; (iv) there are no actions, suits or claims pending, or, to the Knowledge of the Company, threatened or reasonably anticipated (other than routine claims for benefits) against any Company Employee Plan or against the assets of any Company Employee Plan; (v) each Company Employee Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without Liability to Parent, the Company or any of its Affiliates (other than ordinary administration expenses typically incurred in a termination event); (vi) there are no audits, inquiries or proceedings pending or, to the Knowledge of the Company, threatened by the IRS or DOL or any other similar Governmental Entity with respect to any Company Employee Plan; (vii) neither the Company nor any Affiliate is subject to any penalty or Tax with respect to any Company Employee Plan under Section 402(i) of ERISA or Sections 4975 through 4980 of the Code; and (viii) all contributions due from the Company or any Affiliate with respect to any of the Company Employee Plans have been timely made as required, including as required under ERISA or the Code, and all Liabilities have been accrued on the Company Balance Sheet, as applicable.  All filings and reports as to each Company Employee Plan required to have been submitted to the IRS or the DOL or similar Governmental Entity have been duly submitted.  Each Company Employee Plan has been administered in accordance with its terms and Applicable Law, including ERISA and the Code.  With respect to the Company Employee Plans, no event has occurred and, to the Knowledge of the Company, there exists no condition or set of circumstances in connection with which the Company or any Affiliate of the Company could be subject to any material Liability (other than for routine benefit Liabilities) under the terms of, or with respect to, such Company Employee Plans, ERISA, the Code or any other Applicable Law.

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(e)           Pension Plans.  Neither the Company nor any Affiliate does now, or has ever, maintained, established, sponsored, participated in, or contributed to, any Pension Plan that is subject to Title IV of ERISA or Section 412 of the Code or any similar Applicable Law.

(f)            Multiemployer Plans.  At no time has the Company or any of its Affiliates contributed to or been requested to contribute to any Multiemployer Plan.

(g)           No Post-Employment Obligations.  Except as set forth on Part 3.12(g) of the Company Disclosure Letter, no Company Employee Plan or Employment Agreement provides, or has any Liability to provide, retiree life insurance, retiree health or other retiree employee welfare benefits to any Person for any reason, except as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), the Family Medical Leave Act of 1993, as amended (“FMLA”), the Americans with Disabilities Act of 1990, as amended (“ADA”), the Health Insurance Portability and Accountability Act of 1996, as amended (“HIPAA”), and the Women’s Health and Cancer Rights Act of 1998 (“WHCRA”), and the regulations thereunder or other applicable statute or has any Liability under the Worker Adjustment and Retraining Notification Act, as amended (“WARN”) or the California Worker Adjustment and Retraining Notification Act, as amended, or any similar Applicable Law, and neither the Company nor its Affiliates has ever represented, promised or contracted (whether in oral or written form) to any Employee (either individually or to Employees as a group) or any other Person that such Employee(s) or other Person would be provided with retiree life insurance, retiree health or other retiree employee welfare benefit, except to the extent required by statute.

(h)           COBRA; FMLA.  The group health plans (as defined in Section 4980B(g) of the Code or any similar Applicable Law) that benefit Employees of the Company or its Affiliates are in compliance, in all material respects, with the continuation coverage requirements of Section 4980B of the Code and Sections 601 through 608 of ERISA, ADA, HIPPA, WHCRA and FMLA, and the regulations thereunder, as such requirements affect Company, its Affiliates and its Employees.  As of the Closing Date, there will be no material outstanding, uncorrected violations under COBRA or any similar Applicable Law, with respect to any of the Company’s Employee Plans, covered Employees or qualified beneficiaries.

(i)            Effect of Transaction.  The execution of this Agreement and the consummation of the Transactions will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Company Employee Plan, Employee Agreement, trust or loan that will or may result in any payment (whether of severance (including change-of-control) pay or otherwise), acceleration, forgiveness of indebtedness, extension of the exercise period, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Employee.  No payment or benefit that will or may be made by the Company or its Affiliates with respect to any Employee as a result of the Transactions will be characterized as an “excess parachute payment,” within the meaning of Section 280G(b)(1) of the Code or will be treated as a nondeductible expense within the meaning of Section 162 of the Code.

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(j)           Employment Matters.  Part 3.12(j) of the Company Disclosure Letter contains a true and complete list of the names and salaries of, and bonus arrangements and change-in-control provisions with, all current Employees, contractors, consultants and agents.  The Company and each of its Affiliates: (i) is in compliance in all respects with all Applicable Law respecting employment, employment practices, terms and conditions of employment or Contracts as the case may be, privacy of personal information and wages and hours, in each case, with respect to its respective Employees, contractors, consultants and agents; (ii) has withheld all amounts required by law or by Contract to be withheld from the wages, salaries and other payments to Employees; (iii) has properly classified independent contractors, consultants and agents for purposes of federal and applicable state or provincial Tax laws, laws applicable to employee benefits or Contracts and other Applicable Law; (iv) is not liable for any arrears of wages, payments or any Taxes or any penalty for failure to comply with any of the foregoing; and (v) is not liable for any material payment to any trust or other fund or to any Governmental Entity, with respect to unemployment compensation benefits, social security or other benefits or obligations for Employees, contractors, consultants or agents (other than routine payments to be made in the normal course of business and consistent with past practice and Applicable Law).  There are no pending, or, to the Company’s Knowledge, threatened or reasonably anticipated claims or actions against the Company or any of its Affiliates under any worker’s compensation, law, rule or policy or under any long-term disability policy.  To the Company’s Knowledge, no Employee, contractor, consultant or agent of the Company or any of its Affiliates has violated any employment or other Contract (as the case may be), nondisclosure agreement, non-solicitation agreement or noncompetition agreement by which such Employee, contractor, consultant or agent is bound due to such Employee, contractor, consultant or agent being employed or engaged by the Company or any of its Affiliates and disclosing to the Company or any of its Affiliates or using trade secrets or proprietary information of any other Person.  To the Company’s Knowledge, no Employees, contractors, consultants or agents of the Company or any of its Affiliates are in violation of any term or condition of any employment or other Contract, patent disclosure agreement, non-solicitation agreement, noncompetition agreement or any restrictive covenant to a former employer or supplier relating to the right of any such Employee, contractor, consultant or agent to be employed or engaged by the Company or any of its Affiliates because of the nature of the Business or to the use of trade secrets or proprietary information of others.  All consultants, independent contractors and other individuals providing services to the Company in a similar capacity have been properly classified and treated by the Company in accordance with the provisions of Applicable Laws, and the Company has no direct or indirect, actual or potential, Liability with respect to any obligations that may arise from any type of misclassification of any Person as a consultant or an independent contractor rather than as an employee, or with respect to any Person whose services are contracted or leased from another employer.

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(k)           Labor.  No work stoppage or labor strike against the Company or any of its Affiliates is pending, threatened or reasonably anticipated.  To the Knowledge of the Company, there are no activities or proceedings of any labor union to organize any Employees.  There are no actions, suits, claims, labor disputes or grievances pending, or, to the Knowledge of the Company, threatened or reasonably anticipated relating to any labor, safety or discrimination matters involving any Employee, contractor, consultant or agent, including charges of unfair labor practices or discrimination complaints, that, if adversely determined, would, individually or in the aggregate, result in any Liability to the Company or any of its Affiliates.  Neither the Company nor any of its Affiliates has engaged in any unfair or discriminatory labor practices within the meaning of the National Labor Relations Act or any similar Applicable Law.  Neither the Company nor any of its Affiliates is presently, nor has been in the past, a party to, or bound by, any collective bargaining agreement or union Contract with respect to their Employees, contractors, consultants and agents and no collective bargaining agreement is being negotiated by the Company or any of its Affiliates.

(l)            Parachute Payments to Disqualified Individuals.  To the Knowledge of the Company, no payment or other benefit, and no acceleration of the vesting or payment of any options, payment or other benefits, will, as a direct or indirect result of the Transactions, be (or under Section 280G of the Code be presumed to be) to a “disqualified individual” (as those terms are defined in Section 280G of the Code) with respect to the Company without regard to whether such payment or acceleration is reasonable compensation for personal service performed be performed in the future.

(m)           Taxation under 409A.  No Company Employee Plan or Employee Agreement triggers the imposition of penalty Taxes under Section 409A of the Code.  Each Company Employee Plan or Employee Agreement that is subject to Section 409A of the Code has been operated in compliance with Section 409A of the Code since January 1, 2005, based upon a good faith, reasonable interpretation of (i) Section 409A of the Code and (ii) official guidance issued thereunder, including the proposed and final Treasury Regulations, IRS Notice 2005-1 and all subsequent IRS guidance under Section 409A of the Code.  Each Company Employee Plan or Employee Agreement that is subject to Section 409A of the Code has, since December 31, 2008 (or if later, the original effective date of such plan or agreement), complied in form and operation with the final Treasury Regulations issued under Section 409A of the Code.  The Company is not obligated to make reimbursement or gross-up payments to any Person in respect to any penalty Taxes under Section 409A of the Code.

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3.13        Environmental Matters.

(a)           (i) Except for matters that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect, each of the Company and its Affiliates is, and has been, in compliance with all Applicable Laws, and neither the Company nor any of its Affiliates has received any (A) communication alleging that the Company or such Affiliate is in violation of, or may have Liability under, any Applicable Law or (B) currently outstanding written request by any Governmental Entity for information pursuant to any Applicable Law; (ii) (A) each of the Company and its subsidiaries possesses and is in compliance in all material respects with all permits required under Applicable Laws (“Environmental Permits”) for the conduct of its operations, (B) all such Environmental Permits are valid and in good standing and (C) neither the Company nor any of its Affiliates has been advised in writing by any Governmental Entity of any actual or potential change in any material respect in the status or terms and conditions of any such Environmental Permit; (iii) there are no material Environmental Claims pending or, to the Knowledge of the Company, threatened against the Company or any of its Affiliates; (iv) there has been no release of or actual or alleged exposure to any Hazardous Material that is reasonably likely to form the basis of any material environmental claim against the Company or any of its Affiliates; (v) neither the Company nor any of its Affiliates has retained or assumed, either contractually or by operation of law, any liabilities or obligations that are reasonably likely to form the basis of any material environmental claim against the Company or any of its Affiliates; (vi) there are no underground or aboveground storage tanks, generators or known or suspected asbestos-containing materials on, at, under or about any property owned, operated or leased by the Company or any of its Affiliates; (vii) neither the Company nor any of its Affiliates stores, generates or disposes of Hazardous Materials (excluding office, cleaning or similar supplies used in the ordinary course of the Company’s or any of its Affiliates’ operations) at, on, under, about or from property owned or leased by the Company or any of its Affiliates; and (viii) there are no past or present events, conditions, circumstances, activities, practices, incidents, actions or plans that are reasonably likely to form the basis of a material Environmental Claim against the Company or any of its Affiliates.  The Company is not aware of any fact or circumstance that could involve the Company or any of its Affiliates in any environmental litigation or impose upon the Company or any of its Affiliates any environmental Liability.

(b)           For all purposes of this Agreement, “Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, judgments, demands, directives, claims, liens, investigations, proceedings or written or oral notices of noncompliance or violation by or from any Person alleging Liability of any kind or nature.

3.14        Certain Contracts.  Part 3.14 of the Company Disclosure Letter sets forth a list of each of the following Contracts to which the Company or any of its Affiliates is a party or by which the Company or any of its Affiliates or any of the Company’s or any of its Affiliates’ assets or properties is bound:

(a)           any Contract providing for payments (whether fixed, contingent or otherwise) by or to the Company in an annual aggregate amount of $25,000.00 or in an aggregate amount of $50,000.00 or more over the duration of the Contract;

(b)           any Contract providing for the development of any software, content (including textual content and visual, photographic or graphics content), technology or intellectual property for (or for the benefit or use of) the Company, or providing for the purchase or license of any software, content (including textual content and visual or graphics content), technology or intellectual property to (or for the benefit or use of) the Company, which software, content, technology or intellectual property is in any manner used or incorporated (or is contemplated by the Company to be used or incorporated) in connection with any aspect or element of any product, service or technology of the Company (other than software generally available to the public at a per copy license fee of less than $500.00 per copy);

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(c)          any distribution, marketing, sales representative or similar Contract under which any third party is authorized to sell, sublicense, lease, distribute, market or take orders for any product, service or technology owned, marketed, licensed or provided by the Company or any of its Affiliates;

(d)          any joint venture or partnership Contract, any Contract relating to a limited liability company or any other Contract that has involved, or is reasonably expected to involve, a sharing of profits, expenses or losses with any other party;

(e)          any Contract for the future purchase, sale, license, provision or manufacture of products, materials, supplies, equipment or services requiring payment to or from the Company or any of its Affiliates in an amount in excess of $25,000.00 per annum or in an aggregate amount of $50,000.00 or more over the duration of the Contract that is not terminable by the Company or its Affiliate on sixty (60) or fewer days notice without cost or other Liability to the Company or its Affiliate;

(f)           any Contract in which the Company or any of its Affiliates has granted or received most favored customer pricing provisions, exclusive sales, distribution, marketing or on-line distribution rights, rights of refusal, rights of first negotiation or similar rights with respect to any product, service, technology or Company IP Asset that is now or hereafter owned by it, provided to the Company or any of its Affiliates or provided by the Company or any of its Affiliates;

(g)          any Contract for or relating to the employment of any director, officer, Employee or consultant of the Company or any other type of Contract with any officer, Employee or consultant of the Company that is not immediately terminable or assignable by the Company without cost or other Liability;

(h)          any indenture, mortgage, trust deed, promissory note, loan agreement, security agreement, guarantee or other Contract for the borrowing of money or extension of a line of credit or for a leasing transaction of a type required to be capitalized in accordance with GAAP;

(i)           any Lease or other Contract under which the Company or any of its Affiliates is lessee of or holds or operates any items of tangible personal property or real property owned by any third party providing for annual payments (whether fixed, contingent or otherwise) by the Company in the aggregate amount of $25,000.00 or more;

(j)           any Contract that restricts the Company or any of its Affiliates from engaging in any aspect of the Business; from participating or competing in any line of business or market; from freely setting prices for the Company’s products, services or technologies (including most favored customer pricing provisions); from engaging in any business in any market or geographic area; or from soliciting potential Employees, consultants, contractors or other suppliers or customers;

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(k)           any Contract (i) relating to Company IP Rights, or (ii) providing for the license, transfer assignment or grant of Company IP Assets to the Company or any of its Affiliates;

(l)            any Contract relating to the sale, issuance, grant, exercise, award, purchase, repurchase or redemption of any shares of capital stock or other securities of the Company or any options, warrants or other rights to purchase or otherwise acquire any such shares of capital stock, other securities or options, warrants or other rights therefor, except for those Contracts conforming to the standard agreements under the Company Stock Plans;

(m)          any Contract with any labor union or union organizer;

(n)           any agreement of guarantee, support, indemnification, assumption or endorsement of, or any similar commitment with respect to, the Liabilities of any other Person;

(o)           any Contract currently in force relating to the disposition or acquisition by the Company or any of its Affiliates after the date of this Agreement of a material amount of assets not in the ordinary course of business, or pursuant to which the Company or any of its Affiliates has any material ownership or participation interest in any Person other than Company’s Affiliates;

(p)           any Contract granting to a third party and power of attorney to act on behalf of the Company or any of its Affiliates;

(q)           any Contract with any Affiliate of the Company; or

(r)            any other Contract that is material to the Business or the assets of the Company.

A true and complete copy of each Contract required by these subsections (a) through (r) of this Section 3.14 to be listed on Part 3.14 of the Company Disclosure Letter (such Contracts being hereinafter collectively referred to as the “Company Material Contracts”) has been provided to Parent.  The Company is not, nor to the Company’s Knowledge is any other party, in breach or violation of, or default under, any Company Material Contract.  No event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will, or would reasonably be expected to, (i) result in a violation or breach by the Company, or, to the Company’s Knowledge, by any counterparty, of any of the provisions of any Company Material Contract, (ii) to the Company’s Knowledge, give any third party, the right to (A) declare a default or exercise any remedy under any Company Material Contract, (B) a material refund, rebate, chargeback or penalty under any Company Material Contract, (C) accelerate the maturity or performance of any obligation of the Company under any Company Material Contract, or (D) cancel, terminate or modify any Company Material Contract. The Company has not received any written notice regarding any actual or possible violation or breach of, or default under, any Company Material Contract.  The Company has no Liability for renegotiation of United States government contracts or subcontracts, if any.

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3.15         Customers and Suppliers.  Part 3.15 of the Company Disclosure Letter sets forth a true, correct and complete list of (a) the top twenty purchasers of the Company’s and its subsidiaries’ products and services, determined by reference to consolidated sales revenues during the twelve months ended April 30, 2011, and (b) the Company’s and its subsidiaries’ top twenty suppliers (vendors), determined by reference to consolidated payments made to all suppliers during the twelve months ended April 30, 2011.  Since January 31, 2011, no party accounting for two percent (2%) or more of the Company’s consolidated sales revenues or expenses has canceled or otherwise terminated its relationship with the Company or its Affiliates, decreased or limited materially its purchases from, or sales to, the Company and its Affiliates during the twelve months ended April 30, 2011 or has given written notice that it intends to take any such action.

3.16         Brokers’ and Finders’ Fees.  Except for fees payable to Headwaters BD LLC pursuant to an engagement letter dated October 6, 2010, a copy of which has been provided to Parent, the Company has not incurred, nor will it incur, directly or indirectly, any Liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or the Transactions.

3.17         Insurance.  There is no material claim pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds.  All premiums due and payable under all such policies have been paid and the Company and its Affiliates are otherwise in compliance in all material respects with the terms of such policies and bonds.  To the Knowledge of the Company, there has been no threatened termination of, or material premium increase with respect to, any such policies.

3.18         Disclosure.  The information supplied by the Company for inclusion or incorporation by reference in the Proxy Statement to be filed with the SEC in connection with the solicitation of proxies from Company Shareholders to consider the Company Shareholder Approvals (the “Proxy Statement”) shall not, on the date the Proxy Statement is mailed to Company Shareholders, at the time of the Company Shareholder Meeting, or as of the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading.  The Proxy Statement will comply as to form in all respects with the provisions of the Exchange Act and the rules and regulations thereunder.  Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information supplied by Parent or Merger Sub that is contained in any of the foregoing documents.

3.19         Board Approval.  The Company Board has, as of the date of this Agreement: (i) approved the Merger as a “significant business transaction” as provided in Section 23B.19.040 of the Act; (ii) approved the Amendment to the Articles and recommends approval by the Company Shareholders; (iii) determined that the Merger is fair to, and in the best interests of the Company and the Company Shareholders, and has approved this Agreement and the other Transactions; and (iv) declared the advisability of the Merger and the other Transactions to the Company Shareholders and recommends that the Company Shareholders approve and adopt this Agreement and approve the Merger and the other Transactions.

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3.20        Fairness Opinion.  The Company Board has received a written opinion from Vantage Point Advisors, Inc., dated as of the date hereof, to the effect that, as of the date hereof, the consideration to be received by the Company Shareholders in the Merger is fair to the Company Shareholders from a financial point of view, and has delivered to Parent a copy of such opinion.

3.21        Takeover Provisions.

(a)           No “fair price,” “merger moratorium,” “control share acquisition” or similar anti-takeover statute or regulation (“Takeover Statute”), including Section 23B.19 of the Act is applicable to the Merger or any other Transaction, except for such statutes or regulations as to which all necessary action has been taken by the Company and the Company Board to permit the consummation of the Merger and the other Transactions in accordance with the terms hereof.

(b)           The Company does not have any shareholder rights plan in effect.

3.22        Related Party Transactions.  Except as set forth on Part 3.22 of the Company Disclosure Letter, no executive officer or director of the Company or any of its subsidiaries or any Person owning five percent (5%) or more of the shares of Company Common Stock (or any of such Person’s immediate family members or Affiliates or associates) is a party to any Contract with or binding upon the Company or any of its subsidiaries or any of their respective assets, rights or properties or has any interest in any property owned by the Company or any of its subsidiaries or has engaged in any transaction with any of the foregoing within the last twelve (12) months.

3.23        Competition Act.  The aggregate value of the assets of the Company, including its subsidiaries, and the annual gross revenues from sales in or from Canada generated from those assets do not exceed, in either case, C$73 million as determined pursuant to subsection 110 of the Competition Act (Canada), as amended, and the regulations thereto.

3.24        Full Disclosure.  All representations and warranties of the Company in this Agreement and all statements in the Company Disclosure Letter are complete and correct in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which such statements are made.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

In order to induce the Company to enter into this Agreement, Parent and Merger Sub represent and warrant to the Company as follows:

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4.1          Organization of Parent and Merger Sub.

(a)           Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to conduct its business in the manner in which its business is currently being conducted.

(b)           Parent has delivered or made available to the Company a true and correct copy of the certificate of incorporation and bylaws of Parent and the articles of incorporation and bylaws of Merger Sub, each as amended to date (collectively, the “Parent Charter Documents”), and each such instrument is in full force and effect.  Neither Parent nor Merger Sub is in violation of any of the provisions of the Parent Charter Documents.

4.2          Authority; Non-Contravention.

(a)           Each of Parent and Merger Sub has all requisite corporate power and authority to enter into the Transaction Documents and to consummate the Transactions.  The execution and delivery of the Transaction Documents and the consummation of the Transactions have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub, subject only to the filing of the Articles of Merger pursuant to the Act.  The Transaction Documents have been duly executed and delivered by each of Parent and Merger Sub, as applicable, and, assuming the due authorization, execution and delivery by the Company, constitute the valid and binding obligations of Parent and Merger Sub, respectively, enforceable against Parent and Merger Sub in accordance with their terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally and general principles of equity.

(b)           The execution and delivery of the Transaction Documents by each of Parent and Merger Sub, as applicable, does not, and the performance of the Transaction Documents by Parent and/or Merger Sub will not, (i) conflict with or violate the Parent Charter Documents, (ii) subject to compliance with the requirements set forth in Section 4.2(c), conflict with or violate any Applicable Law, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair Parent’s rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on any of the properties or assets of Parent or Merger Sub pursuant to, any Contract to which Parent or Merger Sub is a party or by which Parent or Merger Sub or any of their respective assets are bound or affected, except, in the case of each of clauses (ii) and (iii), for any conflicts, violations, breaches, defaults, terminations, amendments, accelerations, cancellations or Encumbrances, or where the failure to obtain any consents, in each case, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent’s and Merger Sub’s ability to consummate the Transactions.

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(c)           No consent, approval, order or authorization of, or registration with any Governmental Entity is required to be obtained or made by Parent or Merger Sub in connection with the execution and delivery of the Transaction Documents or the consummation of the Merger, except for (i) the filing of the Articles of Merger with the Secretary of State of the State of Washington, (ii) the filing of a Schedule 13D with regard to the Voting Agreements in accordance with the Exchange Act, (iii) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under the antitrust laws of any foreign country, and (iv) such other consents, authorizations, filings, approvals and registrations that if not obtained or made would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent’s and Merger Sub’s ability to consummate the Transactions.

ARTICLE 5

CONDUCT PRIOR TO THE EFFECTIVE TIME

5.1          Conduct of Business by the Company.  During the period from the date of this Agreement and continuing until the earlier of (x) the termination of this Agreement pursuant to its terms or (y) the Effective Time, the Company and each of its subsidiaries shall, except to the extent that Parent shall otherwise consent in writing, carry on its business in the usual, regular and ordinary course, in substantially the same manner as heretofore conducted and in compliance in all material respects with Applicable Law, pay its debts and Taxes when due subject to good faith disputes over such debts or Taxes, pay or perform other material obligations when due, and use its commercially reasonable efforts consistent with past practices and policies to (i) preserve intact its present business organization, (ii) keep available the services of its present officers and Employees and (iii) preserve its relationships with customers, suppliers, licensors, licensees and others with which it has business dealings.  The Company will promptly notify Parent of any material event involving its business, operations or financial condition.

5.2          Certain Actions.  In addition, without limiting the generality of Section 5.1, except as expressly contemplated by this Agreement or except as set forth in Part 5.2 of the Company Disclosure Letter, without the prior written consent of Parent, during the period from the date of this Agreement and continuing until the earlier of (x) the termination of this Agreement pursuant to its terms or (y) the Effective Time, the Company shall not do any of the following and shall not permit its subsidiaries to do any of the following:

(a)           terminate, waive or fail to exercise any stock repurchase rights by which Company Common Stock may be repurchased for a per share price of less than $0.268, accelerate, amend or change the period of exercisability of options to purchase Company Common Stock or restricted Company Common Stock, or reprice any outstanding options to purchase Company Common Stock or authorize cash payments in exchange for any options to purchase Company Common Stock;

(b)           grant, pay or agree to grant or pay any severance (including change-of-control) or termination pay or other amounts to any Employee, contractor, consultant or agent (except (i) pursuant to written agreements in effect, or policies existing, on the date hereof with respect to which the aggregate amount payable thereunder does not exceed $50,000, (ii) as disclosed in Part 3.12 of the Company Disclosure Letter or (iii) as required by Applicable Law), or increase the amount of any such pay or amounts, or adopt any new severance (including change-of-control) plan;

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(c)          transfer or license to any Person or otherwise extend, amend or modify in any material respect any Company IP Rights, other than non-exclusive licenses in the ordinary course of business and consistent with past practice;

(d)          declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock of the Company or split, combine or reclassify any capital stock of the Company or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

(e)          purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock of the Company or its subsidiaries, except repurchases of unvested shares at cost in connection with the termination of the employment relationship with any Employee pursuant to stock option or purchase agreements in effect on the date hereof;

(f)           issue, deliver, sell, authorize, pledge or otherwise encumber any shares of capital stock or any securities convertible into shares of capital stock of the Company, or subscriptions, rights, warrants or options to acquire any shares of capital stock of the Company or any securities convertible into shares of capital stock of the Company, or enter into other Contracts of any character obligating it to issue any such shares or convertible securities, other than the issuance, delivery and/or sale of shares of Company Common Stock pursuant to the exercise of Company Stock Options outstanding as of the date of this Agreement;

(g)          cause, permit or propose any amendments to the Company Charter Documents other than the Articles of Amendment;

(h)          acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any Person; or otherwise acquire or agree to acquire any assets that are material, individually or in the aggregate, to the Business or enter into any material joint ventures, strategic relationships or alliances;

(i)           sell, lease, license, encumber or otherwise dispose of any properties or assets; provided, that the foregoing shall not prohibit the Company and its subsidiaries from selling, leasing, licensing, encumbering or otherwise disposing of equipment in the ordinary course of business consistent with past practice;

(j)           incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of the Company or any of its subsidiaries, enter into any “keep well” or other Contract to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing;

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(k)          adopt or amend any employee benefit plan or employee stock purchase or employee stock option plan, or enter into any employment or contractor Contract or collective bargaining Contract (excluding, for the avoidance of doubt only, the provision of offer letters to Employees in the ordinary course of business consistent with past practice with Employees who are terminable “at will” or in accordance with the minimum requirements of Applicable Law), pay any special bonus or special remuneration or offer any retention plans or payments or change-in-control plans or payments to any director, Employee, contractor, consultant or agent, make any loan or provide any advance to any director, Employee, contractor, consultant or agent, or increase the salaries or wage rates or fringe benefits (including rights to severance (including change-of-control) or indemnification) of its directors, Employees, contractors, consultants or agents other than in the ordinary course of business, consistent with past practice, or change in any material respect any management policies or procedures;

(l)            make any material capital expenditures outside of the ordinary course of business or outside of the budget previously provided to Parent;

(m)          fail to collect account receivables and pay account payables, or to otherwise manage working capital, in the ordinary course of business consistent with past practice;

(n)          enter into, materially modify, amend or terminate any Company Material Contract or waive, release or assign any material rights or claims thereunder;

(o)          enter into any Contract with regard to the acquisition or licensing of any material Intellectual Property Rights other than licenses, distribution Contracts or other similar Contracts entered into in the ordinary course of business consistent with past practice;

(p)          materially revalue any of its assets or, except as required by GAAP, make any change in accounting methods, principles or practices;

(q)          engage in any action with the intent to directly or indirectly adversely impact any of the Transactions, including with respect to any Takeover Statute;

(r)           without limiting the foregoing, take any action or fail to take any action reasonably within the Company’s control, that would cause any representation or warranty of the Company to cease to be true and accurate as of the Closing as though then first made;

(s)          except with respect to Intellectual Property Rights (which are addressed in subsection (t) below), settle any claim, suit, action, arbitration, dispute or other proceeding (or related series thereof) (i) that involves, or would reasonably be expected to have an adverse effect on, any material assets or operations of the Company or (ii) by making one or more payments or transferring other consideration valued in excess of $50,000;

(t)           settle any claim, suit, action, arbitration, dispute or other proceeding directly or indirectly relating to any Intellectual Property Rights; or

(u)          agree in writing or otherwise commit or negotiate to take any of the actions described in Section 5.2(a) through (t) above.

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ARTICLE 6
ADDITIONAL AGREEMENTS

6.1          Proxy Statement.

(a)           As promptly as practicable following the date hereof, the Company shall prepare and file the Proxy Statement with the SEC and in any event not later than 30 days after the date hereof.  Subject to Section 6.4(b), the Proxy Statement shall include the recommendation of the Company Board in favor of approval and adoption of the Articles of Amendment, this Agreement and the Transactions.  The Company shall use its reasonable best efforts to cause the Proxy Statement to be mailed to the Company Shareholders, as promptly as practicable after the date the SEC staff advises that it has no further comments thereon or that the Company may commence mailing the Proxy Statement.

(b)           Each of the Company and Parent shall provide the other parties and their respective counsel with (i) any comments or other communications, whether written or oral, that such party or its counsel may receive from time to time from the SEC or its staff with respect to the Proxy Statement promptly after receipt of those comments or other communications and (ii) a reasonable opportunity to participate in the response to those comments.

(c)           No amendment or supplement to the Proxy Statement will be made by the Company without the approval of Parent, which approval shall not be unreasonably withheld or delayed; provided, that with respect to documents filed by the Company that are incorporated by reference in the Proxy Statement, this right of approval shall apply only with respect to information relating to Parent or its business, financial condition or results of operations; and provided, further, that the Company, in connection with an Adverse Recommendation Change, may amend or supplement the Proxy Statement (including by incorporation by reference) pursuant to an amendment or supplement to the Proxy Statement (including by incorporation by reference) to the extent it contains (i) an Adverse Recommendation Change, (ii) a statement of the reasons of the Company Board for making such Adverse Recommendation Change and (iii) additional information reasonably related to the foregoing.  The Company will advise Parent, promptly after it receives notice thereof, of any request by the SEC for amendment of the Proxy Statement.  If, at any time prior to the Effective Time, Parent or the Company discovers any information relating to any party, or any of their respective Affiliates, officers or directors, that should be set forth in an amendment or supplement to the Proxy Statement, so that none of those documents would include any misstatement of a material fact or omit to state any material fact necessary to make the statements in any such document, in light of the circumstances under which they were made, not misleading, the party that discovers that information shall promptly notify the other party and an appropriate amendment or supplement describing that information shall be promptly filed with the SEC and, to the extent required by law or regulation, disseminated to the Company Shareholders.

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6.2          Antitrust and Other Filings.

(a)           Promptly after the date of this Agreement, each of the Company and Parent will prepare and file (i) any pre-merger notification forms required by the merger notification or control laws and regulations of any applicable jurisdiction, as agreed to by the parties (the “Antitrust Filings”) and (ii) any other filings required to be filed by it under the Exchange Act, the Securities Act or any other Applicable Law relating to the Merger and the Transactions (the “Other Filings”).

(b)           Parent and the Company each shall promptly supply the other with any information that may be required in order to effectuate any filings or application pursuant to Section 6.2(a).  Each of the Company and Parent will notify the other promptly (i) upon the occurrence of any event that is required to be set forth in an amendment or supplement to any Antitrust Filing or Other Filing or (ii) upon the receipt of any comments from any government officials in connection with any filing made pursuant hereto and of any request by any government officials for amendments or supplements to any Antitrust Filings or Other Filings or for additional information and will supply the other with copies of all correspondence between such party or any of its representatives, on the one hand, and any government officials, on the other hand, with respect to any Antitrust Filing or Other Filing.  Subject to Applicable Law, each of the Company and Parent shall consult with the other prior to submitting such filing, shall permit the other to review and discuss in advance, and consider in good faith the views of the other in connection with any analyses, appearances, presentations, memoranda, briefs, white papers, arguments, opinions and proposals before making or submitting any of the foregoing to any Governmental Entity by or on behalf of any party hereto in connection with any investigations or proceedings in connection with this Agreement or the Transactions (including under any Applicable Law relating to antitrust or fair trade), coordinate with the other in preparing and exchanging such information and promptly provide the other (and its counsel) with copies of all filings, presentations or submissions (and a summary of any oral presentations) made by such party with any Governmental Entity in connection with this Agreement or the Transactions; provided, that with respect to any such filing, presentation or submission, each of Parent and the Company need not supply the other (or its counsel) with copies (or in case of oral presentations, a summary) to the extent that any Applicable Law requires such party or its subsidiaries to restrict or prohibit access to any such properties or information or where such properties or information is subject to the attorney-client privilege (it being understood that the participation and cooperation contemplated herein is not intended to constitute, nor shall be deemed to constitute, any form of direct or indirect waiver of the attorney-client privilege maintained by any party hereto).  Each of the Company and Parent will cause all documents that it is responsible for filing with any Governmental Entity under this Section 6.2 to comply in all material respects with all applicable requirements of Applicable Law.

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6.3          Meeting of Company Shareholders.  The Company shall use its reasonable best efforts in accordance with its articles of incorporation and bylaws and Applicable Law to duly call, give notice of, convene and hold a meeting of the Company Shareholders (the “Company Shareholder Meeting”) as soon as reasonably practicable following the date of mailing of the Proxy Statement for the purpose of obtaining the Company Shareholder Approvals.  The notice for the Company Shareholder Meeting shall comply with the Act, including a statement of a Company Shareholder’s right to assert dissenters’ rights under the Act and shall be accompanied by a copy of RCW Chapter 23B.13 of the Act.  The Company Board shall, subject to Section 6.4, recommend the approval of the Articles of Amendment, this Agreement and the Transactions at the Company Shareholder Meeting, include such recommendations in the Proxy Statement and use its reasonable best efforts to obtain the Company Shareholder Approvals.  In connection with the Company Shareholder Meeting, the Company shall (i) unless there has been an Adverse Recommendation Change, use its reasonable best efforts to obtain the Company Shareholder Approvals and to solicit from the Company Shareholders proxies in favor of the Company Shareholder Approvals, (ii) otherwise comply with all legal requirements applicable to such meeting and (iii) cooperate and consult with Parent with respect to each of the foregoing matters.  Without limiting the generality of the foregoing, as provided in the Act, the Articles of Amendment and this Agreement and the Transactions shall be submitted to the Company Shareholders at the Company Shareholder Meeting whether or not (x) the Company Board shall have effected an Adverse Recommendation Change or (y) any Acquisition Proposal shall have been publicly proposed or announced or otherwise submitted to the Company or any of its advisors.

6.4          No Solicitation.

(a)           General Prohibitions. Subject to Section 6.4(b), neither the Company nor any of the Company’s subsidiaries  shall, nor shall the Company or any of the Company’s subsidiaries authorize or permit any of its or their officers, directors, Employees, investment bankers, attorneys, accountants, consultants or other agents or advisors (“Representatives”) to, directly or indirectly, (i) solicit, initiate or take any action to knowingly facilitate or encourage the submission of any Acquisition Proposal, (ii) enter into or participate in any discussions or negotiations with, furnish any nonpublic information relating to the Company or any of the Company’s subsidiaries or afford access to the business, properties, assets, books or records of the Company or any of the Company’s subsidiaries to, otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by any third party that is seeking to make, or has made, an Acquisition Proposal, (iii) make an Adverse Recommendation Change, (iv) grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any of the Company’s subsidiaries, (v) approve any Person as “an acquiring person” or such “Person’s share acquisition” as provided in Section 23B.19.040 of the Act, or (vi) enter into any agreement in principle, letter of intent, term sheet, merger agreement, acquisition agreement, option agreement or other similar instrument relating to an Acquisition Proposal (other than a confidentiality agreement to the extent contemplated in Section 6.4(b)); provided, that (so long as the Company and its Representatives have otherwise complied with this Section 6.4) none of the foregoing shall prohibit the Company and its Representatives from contacting any Persons or group of Persons who have made an Acquisition Proposal after the date of this Agreement solely to request the clarification of the terms and conditions thereof so as to determine whether the Acquisition Proposal is, or could reasonably be expected to lead to, a Superior Proposal, and any such actions shall not be a breach of this Section 6.4(a).  It is agreed that any violation of the restrictions on the Company set forth in this Section 6.4 by any Representative of the Company or any of the Company’s subsidiaries shall be a breach of this Section 6.4 by the Company.

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(b)           Exceptions. Notwithstanding Section 6.4(a), at any time prior to the Company Shareholder Approvals:

 (i)           the Company, directly or indirectly through its Representatives, may (A) engage in negotiations or discussions with any third party that, subject to the Company’s compliance with Section 6.4(a), has made after the date of this Agreement a Superior Proposal or an Acquisition Proposal that the Company Board determines in good faith, after consultation with its outside financial and legal advisors, is, or is reasonably likely to result in, a Superior Proposal by the third party making such Acquisition Proposal and (B) furnish to such third party and its Representatives non-public information relating to the Company or any of the Company’s subsidiaries and access to the business, properties, assets, books and records of the Company and the Company’s subsidiaries pursuant to a customary confidentiality agreement (a copy of which shall be provided for informational purposes only to Parent) with such third party with terms no less favorable to the Company than those contained in the Confidentiality Agreement; provided, that all such information (to the extent that such information has not been previously provided or made available to Parent) is provided or made available to Parent, as the case may be, prior to or substantially concurrently with the time it is provided or made available to such third party and (C) take any action required by Applicable Law and any action that any court of competent jurisdiction orders the Company to take; and

 (ii)          the Company Board may make an Adverse Recommendation Change following receipt of an Acquisition Proposal made after the date hereof that the Company Board determines in good faith, after consultation with its outside financial and legal advisors, constitutes a Superior Proposal;

in each case referred to in the foregoing clauses (i) and (ii) only if the Company Board determines in good faith by a majority vote, after consultation with its outside legal advisors, that the failure to take such action would be inconsistent with its fiduciary obligations to the Company Shareholders under Applicable Law.

In addition, nothing contained herein shall prevent the Company or the Company Board from (i) complying with Rule 14d-9 or 14e-2 under the Exchange Act (or making any similar communication to the Company Shareholders in connection with any amendment to the terms of a tender offer or exchange offer) so long as any action taken or statement made to so comply is consistent with this Section 6.4, (ii) disclosing factual information regarding the business, financial condition or results of operations of the Company or the fact that an Acquisition Proposal has been made, the identity of the party making such proposal or the material terms of such proposal in the Proxy Statement or otherwise, to the extent the Company in good faith determines that such information, facts, identity or terms is required to be disclosed under Applicable Law or that failure to make such disclosure would be inconsistent with its fiduciary duties under Applicable Law or (iii) making any statement or disclosure to the Company Shareholders required by Applicable Law; provided, that any such action taken or statement or disclosure made that relates to an Acquisition Proposal shall be deemed to be an Adverse Recommendation Change unless the Company Board reaffirms the Company Board Recommendations in such statement or disclosure or in connection with such action (except that a mere “stop, look and listen” disclosure in compliance with Rule 14d-9(f) of the 1934 Act shall not constitute an Adverse Recommendation Change).

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(c)           Required Notices. The Company Board shall not take any of the actions referred to in Section 6.4(b) unless the Company shall have delivered to Parent a prior written notice advising Parent that it intends to take such action, and, after taking such action, the Company shall, if such action is in connection with an Acquisition Proposal, continue to advise Parent on a current basis on the status and terms of any discussions and negotiations with the third party and the Company is not in breach of any of the other requirements of this Section 6.4.  In addition, the Company shall notify Parent promptly (but in no event later than twenty-four (24) hours) after receipt by the Company (or any of its Representatives) of any Acquisition Proposal, any written indication that a third party is considering making an Acquisition Proposal or any request for information relating to the Company or any of the Company’s subsidiaries or for access to the business, properties, assets, books or records of the Company or any of the Company’s subsidiaries by any third party that has indicated it is considering making, or has made, an Acquisition Proposal.  The Company shall provide such notice orally and in writing and shall identify the third party making, and the terms and conditions of, any such Acquisition Proposal, indication or request.  The Company shall keep Parent reasonably informed, on a current basis, of the status and details of any such Acquisition Proposal, indication or request, and shall promptly (but in no event later than twenty-four (24) hours after receipt) (x) provide to Parent copies of all correspondence and written materials sent or provided to the Company or any of the Company’s subsidiaries by the third party that describes any terms or conditions of any Acquisition Proposal and (y) notify Parent after it becomes aware of any breach of this Section 6.4 expressly sanctioned or knowingly permitted by the Company.  Any material amendment to any Acquisition Proposal will be deemed to be a new Acquisition Proposal for purposes of the Company’s compliance with this Section 6.4(c).

(d)           “Last Look”. Further, the Company Board shall not make an Adverse Recommendation Change in response to an Acquisition Proposal as permitted by Section 6.4(b)(ii), unless (i) the Company promptly notifies Parent, in writing at least three (3) Business Days before taking that action, of its intention to do so, attaching the most current version of the proposed agreement under which such Acquisition Proposal is proposed to be consummated and all other contemplated transaction documents (including any agreements with any Company Shareholders or any directors or Employees of the Company) and the identity of the third party making the Acquisition Proposal, and (ii) Parent does not make, within three (3) Business Days after its receipt of that written notification, an offer that the Company Board determines, in good faith, after consultation with its outside financial and legal advisors, is more favorable to the Company Shareholders as such Acquisition Proposal (it being understood and agreed that any amendment to the terms of such Acquisition Proposal shall require a new written notification from the Company and a new three (3) Business Day period under clause (ii) of this Section 6.4(d)). During any three (3) Business Day period prior to its effecting an Adverse Recommendation Change pursuant to this Section 6.4(d), the Company and its Representatives shall negotiate in good faith with Parent and its Representatives regarding any revisions to the terms of the Transactions proposed by Parent.

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(e)           Definition of Superior Proposal. For purposes of this Agreement, “Superior Proposal” means a bona fide, unsolicited written Acquisition Proposal, that did not result from or arise out of a violation of Section 6.4(a), for all of the outstanding shares of the Company Common Stock or substantially all the assets of the Company that the Company Board determines in good faith by a majority vote, after consultation with a financial advisor of nationally recognized reputation and outside legal counsel, and taking into account all the terms and conditions of the Acquisition Proposal, including the expected timing and likelihood of consummation in light of all technical, legal, financial, regulatory and other aspects of the Acquisition Proposal, any break-up fees, expense reimbursement provisions, conditions to consummation and the expectation of obtaining required regulatory approvals, is more favorable to the Company Shareholders, including from a financial point of view, than as provided hereunder (taking into account any binding proposal by Parent to amend the terms of this Agreement pursuant to Section 6.4(d)), that the Company Board determines is reasonably likely to be consummated and for which financing, if a cash transaction (whether in whole or in part), is then fully committed or reasonably determined to be available by the Company Board.

(f)            Obligation to Terminate Existing Discussions. The Company shall, and shall cause the Company’s subsidiaries and its and their Representatives to, cease immediately and cause to be terminated any and all existing activities, discussions or negotiations, if any, with any third party and its Representatives and its financing sources conducted prior to the date hereof with respect to any Acquisition Proposal.  The Company shall promptly request that each third party, if any, that has executed a confidentiality agreement within the 12-month period prior to the date hereof in connection with its consideration of any Acquisition Proposal return or destroy all confidential information heretofore furnished to such Person by or on behalf of the Company or any of the Company’s subsidiaries (and all analyses and other materials prepared by or on behalf of such Person that contains, reflects or analyzes that information), and the Company shall provide to Parent all certifications of such return or destruction from such other Persons as promptly as practicable after receipt thereof.  The Company shall use its commercially reasonable efforts to secure all such certifications as promptly as practicable.  If any such Person fails to provide any required certification within the time period allotted in the relevant confidentiality agreement (or if no such period is specified, then within a reasonable time period after the date hereof but in no event later than ten (10) Business Days), then the Company shall take all actions that may be reasonably necessary to secure its rights and ensure the performance of such other party’s obligations thereunder as promptly as practicable.

6.5          Confidentiality; Access to Information.

(a)           Confidentiality Agreement.  The parties acknowledge that the Company and Parent have previously executed the Confidentiality Agreement, which will continue in full force and effect in accordance with its terms.

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(b)           Access to Information.  The Company will afford Parent and its Representatives reasonable access during normal business hours to the properties, books, records and personnel of the Company during the period prior to the Effective Time to obtain all information concerning the business, properties, results of operations and personnel of the Company, as Parent may reasonably request.  The Company will use its reasonable best efforts to obtain the consent from its personnel, agents, contractors, suppliers and customers as required to be in compliance with the privacy laws of the Applicable Laws allowing such access.  No information or knowledge obtained in any investigation pursuant to this Section 6.5 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

6.6          Public Disclosure.  Parent and the Company will consult with each other, and to the extent reasonably practicable, agree, before issuing any press release or otherwise making any public statement with respect to the Merger, this Agreement or an Acquisition Proposal and will not issue any such press release or make any such public statement prior to such consultation, except as may be required by Applicable Law or the rules of the OTCBB or any applicable stock exchange.  The parties have agreed to the text of the joint press release announcing the signing of this Agreement.

6.7          Reasonable Efforts; Notification.

(a)           Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other Transactions, including using reasonable efforts to accomplish the following: (i) the taking of all reasonable acts necessary to cause the conditions precedent set forth in Article 7 to be satisfied, (ii) the obtaining of all necessary actions or nonactions, waivers, consents, approvals, orders and authorizations from Governmental Entities and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to avoid any suit, claim, suit, action arbitration, dispute, investigation or proceeding by any Governmental Entity, (iii) the obtaining of all necessary consents, approvals or waivers from third parties, (iv) the defending of any suits, claims, actions, arbitrations, disputes, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Transactions, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (v) the execution or delivery of any additional instruments necessary to consummate the Transactions and to fully carry out the purposes of this Agreement.  Notwithstanding anything in this Agreement to the contrary, neither Parent nor any of its subsidiaries or Affiliates shall be under any obligation to consent or otherwise agree to, or to make proposals to sell or otherwise dispose or hold separate (through the establishment of a trust or otherwise) any assets or categories of assets of Parent, any of its Affiliates or the Company, or hold separate the Company Common Stock (or shares of stock of the Surviving Corporation), or any limitation or regulation on the ability of Parent or any of its subsidiaries or Affiliates to freely conduct their business or own assets or to acquire, hold or exercise full rights of ownership of the shares of Company Common Stock (or shares of stock of the Surviving Corporation).

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(b)           Each of the Company and Parent will give prompt notice to the other of (i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the Merger, (ii) any notice or other communication from any Governmental Entity in connection with the Merger, (iii) any litigation relating to, involving or otherwise affecting the Company, Parent or their respective subsidiaries that relates to or may reasonably be expected to affect, the consummation of the Merger.  The Company shall give prompt notice to Parent of any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate, or any failure of the Company to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, such that the conditions set forth in Section 7.2 would not be satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.  Parent shall give prompt notice to the Company of any representation or warranty made by it or Merger Sub contained in this Agreement becoming untrue or inaccurate, or any failure of Parent or Merger Sub to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, such that the conditions set forth in Section 7.3 would not be satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

(c)           In order to facilitate the integration of the operations of Parent and the Company and their subsidiaries and to permit the coordination of their related operations on a timely basis, and in an effort to accelerate the earliest time possible following the Effective Time the benefits expected to be realized by the parties as a result of the Merger, the Company shall, and shall cause its subsidiaries to, consult with Parent on all strategic and operational matters to the extent such consultation is not in violation of Applicable Law, including laws regarding exchange of information and other laws regarding competition.  Subject to the foregoing limitations, the Company will, and will cause its subsidiaries to, make available to Parent at its facilities and those of its subsidiaries, where determined by Parent to be appropriate and necessary, office space in order to assist in observing all operations and reviewing all matters concerning the affairs of the Company.

6.8          Third Party Consents.  As soon as practicable following the date hereof, Parent and the Company will each use its commercially reasonable efforts to obtain any consents, waivers and approvals under any of its or its subsidiaries’ respective Contracts required to be obtained in connection with the consummation of the Transactions.

6.9          Takeover Statutes.  No party hereto shall take any action that would cause the Transactions to be subject to any Takeover Statute.  If any Takeover Statute is or may become applicable to the Merger or the other Transactions, each of Parent and the Company and their respective Boards of Directors shall grant such approvals and take such lawful actions as are necessary to ensure that such Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of such statute and any regulations promulgated thereunder on such Transactions.

6.10        Section 16 Matters.  The Company shall take all such steps as may be required (to the extent permitted under Applicable Law) to cause any disposition of Company Common Stock (including derivative securities with respect to Company Common Stock) resulting from the Transactions contemplated by Article 2 of this Agreement by each Company Insider to be exempt under Rule 16b-3 promulgated under the Exchange Act.

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6.11        Indemnification, Exculpation and Insurance.

(a)           For a period of six years after the Closing, the Surviving Corporation shall indemnify and hold harmless the individuals who on or prior to the Closing were officers or directors of the Company or its subsidiaries or were serving at the request of the Company as an officer or director of any other corporation, partnership or joint venture, trust, employee benefit plan or other enterprise (collectively, the “Company Indemnitees”) with respect to all acts or omissions by them in their capacities as such at any time prior to the Closing to the extent provided under the Company’s Articles of Incorporation or Bylaws, in each case as in effect on the date of this Agreement (including with respect to the advancement of expenses).

(b)           Prior to the Closing, Parent shall purchase a “tail” officers’ and directors’ liability insurance policy in respect of acts or omissions occurring prior to the Closing covering each such Person currently covered by the Company’s officers’ and directors’ liability insurance policy with a term of six years from the Closing and on terms with respect to coverage and in amounts which are, in the aggregate, no less advantageous than those of the policy in effect on the date of this Agreement; provided, that in no event shall Parent be required to expend pursuant to this Section 6.11(b) more than an amount equal to 150% of the annual premiums paid by the Company as of the date hereof for its existing officers’ and directors’ liability insurance policy.

(c)           In the event that the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all its properties and assets to any Person, then, and in each such case, the Surviving Corporation shall cause proper provision to be made so that the successors and assigns of the Surviving Corporation assume the obligations set forth in this Section 6.11.

(d)           The provisions of this Section 6.11 (i) shall survive the Closing, (ii) are intended to be for the benefit of, and will be enforceable by, each Company Indemnitee, his or her heirs and his or her representatives and (iii) are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have under the Company’s Articles of Incorporation or Bylaws or Applicable Law.

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(e)           Any Company Indemnitee wishing to claim indemnification under paragraph (a) of this Section 6.11, upon learning of an indemnifiable claim, shall promptly notify Parent thereof, but the failure to so notify shall not relieve Parent or the Surviving Corporation of any Liability it may have to such Company Indemnitee, except to the extent such failure materially prejudices the indemnifying party. In the event of any such claim, (arising after the Effective Time), (i) Parent or the Surviving Corporation shall have the right to assume the defense thereof, with counsel reasonably acceptable to the Company Indemnitees (which acceptance shall not be unreasonably withheld, delayed or conditioned), and Parent and the Surviving Corporation shall not be liable to such Company Indemnitees for any legal expenses of other counsel or any other expenses subsequently incurred by such Company Indemnitees in connection with the defense thereof, except that if Parent or the Surviving Corporation elects not to assume such defense or counsel for the Company Indemnitees advises that there are issues which raise conflicts of interest between Parent or the Surviving Corporation and the Company Indemnitees, or between the Company Indemnitees, the Company Indemnitees may retain counsel satisfactory to them, and Parent or the Surviving Corporation shall pay all reasonable fees and expenses of such counsel for the Company Indemnitees promptly as statements therefor are received; provided, however, that Parent and the Surviving Corporation shall be obligated pursuant to this paragraph (e) to pay for only one firm of counsel for all Company Indemnitees in any jurisdiction unless the use of one counsel for such Company Indemnitees would present such counsel with a conflict of interest; provided, that (i) the fewest number of counsels necessary to avoid conflicts of interest shall be used, (ii) the Company Indemnitees will cooperate in the defense of any such matter and (iii) Parent and the Surviving Corporation shall not be liable for any settlement effected without their prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned; and provided, further, that Parent and the Surviving Corporation shall not have any obligation hereunder to any Company Indemnitee if and to the extent that a court of competent jurisdiction shall ultimately determine, and such determination shall have become final, that the indemnification of such Company Indemnitee in the manner contemplated hereby is prohibited by Applicable Law.

ARTICLE 7

CONDITIONS TO THE MERGER

7.1          Conditions to Each Party’s Obligation To Effect the Merger.  The respective obligations of each party to effect the Merger are subject to the satisfaction or, to the extent permitted by Applicable Law, waiver at or prior to the Closing of each of the following conditions:

(a)           Shareholder Approval.  The Company Shareholder Approvals shall have been obtained.

(b)           No Injunctions or Legal Restraints.  No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law, statute, ordinance, rule, regulation, judgment, injunction, decree or other order (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the Transactions (collectively, an “Order”).

7.2          Conditions to Obligations of Parent and Merger Sub.  The obligations of Parent and Merger Sub to effect the Merger are further subject to the satisfaction or, to the extent permitted by Applicable Law, the waiver at or prior to the Closing of each of the following conditions:

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(a)           Representations and Warranties.  Each representation and warranty of the Company contained in this Agreement shall be true and correct in all material respects (except for any statements in a representation or warranty that expressly include a standard of materiality, which statements shall be true and correct in all respects giving effect to such standard) as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on the Closing Date, except that those representations and warranties which address matters only as of a particular date (other than the date of this Agreement) shall remain true and correct in all material respects (except for any statements in a representation or warranty that expressly include a standard of materiality, which statements shall be true and correct in all respects giving effect to such standard) as of such date.  Parent shall have received a certificate with respect to the foregoing signed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer of the Company.

(b)           Performance of Obligations of the Company.  The Company shall have performed and complied in all material respects with all agreements and covenants required to be performed and complied with by the Company under this Agreement at or prior to the Closing.

(c)           Material Adverse Effect.  Since the date of this Agreement, there shall not have occurred any Material Adverse Effect or any event, condition, state of facts or development that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d)           Retention, Noncompetition and Nonsolicitation Agreements; Termination of Consulting Arrangements.

 (i)           Each of the Employees of the Company identified on Part 7.2(d)(i) of the Company Disclosure Letter shall have executed and delivered to Parent a retention, noncompetition and nonsolicitation agreement with Parent or its Affiliate substantially in the applicable form attached hereto as Exhibit E-1, E-2, E-3 or E-4 (the “Executive Retention, Noncompetition and Nonsolicitation Agreements”).

 (ii)          The Employee of the Company identified on Part 7.2(d)(ii) of the Company Disclosure Letter shall have executed and delivered to Parent a retention, noncompetition and nonsolicitation agreement with Parent or its Affiliate substantially in the form attached hereto as Exhibit F (the “Non-Executive Retention, Noncompetition and Nonsolicitation Agreements”).

 (iii)         The contractors of the Company identified on Part 7.2(d)(iii) of the Company Disclosure Letter shall have executed and delivered to the Company the documentation described in such part.

 (iv)         Each counterparty to the Company in respect of the Contracts or other arrangements described in Part 3.22 of the Company Disclosure Letter shall executed and delivered to the Company written evidence reasonably satisfactory to the Company terminating such Contracts and arrangements without penalty or ongoing obligation on the part of the Company or its affiliates.

(e)           Closing Certificate.  Parent shall have received from the Company a certificate signed by the chief executive officer of the Company as to compliance by the Company with the conditions set forth in paragraphs (a) and (b) of this Section 7.2.

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(f)           Legal Opinion.  Parent shall have received the written legal opinion of Vandeberg Johnson & Gandara LLP, legal counsel to the Company, dated as of the Closing Date, opining to the matters set forth in Exhibit G.

(g)          Consents.  (i) All required approvals or consents of any Governmental Entity or other Person in connection with the Merger and the consummation of the other Transactions shall have been obtained and become final and non-appealable (and all relevant statutory, regulatory or other governmental waiting periods, shall have expired), and (ii) all such approvals and consents which have been obtained shall have been so obtained (x) on terms that are not reasonably likely to materially affect the ownership or operations of Business after Closing, and (y) without the imposition of any term, condition or consequence that would require Parent or its Affiliates to take or refrain from taking any action or to agree to any restriction or condition with respect to the operations or assets of Parent or any of its Affiliates.

(h)          Dissenting Shares.  Holders of shares of Company Common Stock that represent no greater than five percent (5%) of the outstanding shares of Company Common Stock as of the Effective Time shall have demanded appraisal for such shares in accordance with the Act (excluding such holders who have failed to perfect, withdrawn or otherwise lost such right to appraisal) prior to the Closing.

7.3          Conditions to Obligation of the Company.  The obligations of the Company to effect the Merger are further subject to the satisfaction or, to the extent permitted by Applicable Law, the waiver at or prior to the Closing of each of the following conditions:

(a)           Representations and Warranties.  Each representation and warranty of Parent and Merger Sub contained in this Agreement shall be true and correct in all material respects (except for any statements in a representation or warranty that expressly include a standard of materiality, which statements shall be true and correct in all respects giving effect to such standard) as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on the Closing Date, except that those representations and warranties which address matters only as of a particular date (other than the date of this Agreement) shall remain true and correct in all material respects (except for any statements in a representation or warranty that expressly include a standard of materiality, which statements shall be true and correct in all respects giving effect to such standard) as of such date.  The Company shall have received a certificate with respect to the foregoing signed on behalf of Parent by an officer of Parent.

(b)          Performance of Obligations of Parent and Merger Sub.  Each of Parent and Merger Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing.

(c)           Closing Certificate.  The Company shall have received from Parent a certificate signed by an officer of Parent as to compliance by Parent and Merger Sub with the conditions set forth in paragraphs (a) and (b) of this Section 7.3.

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ARTICLE 8
TERMINATION

8.1          Termination.  This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after this Agreement has been approved, if applicable, by the Company Shareholder Approvals:

(a)           by mutual written consent of Parent, Merger Sub and the Company;

(b)           by either Parent or the Company if the Merger has not been consummated by the date that is nine (9) months after the date of this Agreement (the “Termination Date”), unless the failure to consummate the Merger is a result of the negligence or willful failure or refusal to perform or observe in any material respect the covenants and agreements hereunder by the party seeking to terminate this Agreement;

(c)           by either Parent or the Company if any Order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger or the other Transactions shall become final and non-appealable; provided, that the party seeking to terminate this Agreement pursuant to this Section 8.1(c) shall have used its best efforts to prevent the entry of and to remove such Order;

(d)           by either Parent or the Company if upon a vote at a Company Shareholder Meeting, the Company Shareholder Approvals shall not have been obtained, unless the failure to obtain such shareholder approval is the result of a breach of this Agreement by the party seeking to terminate this Agreement;

(e)           by Parent if at any time prior to the Effective Time (i) the Company Board (or any applicable committee thereof) shall have effected an Adverse Recommendation Change or (ii) the Company shall have entered into, or publicly announced its intention to enter into, an Acquisition Proposal;

(f)           by Parent if the Company breaches or fails to perform in any respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 7.2, and (ii) is incapable of being cured or has not been cured by the Company within sixty (60) calendar days after written notice of such breach or failure to perform has been given by Parent to the Company promptly upon discovery; provided, that Parent shall not be entitled to terminate this Agreement pursuant to this Section 8.1(f) if it, at such time, is in material breach of any representation, warranty, covenant or agreement set forth in this Agreement such that the conditions set forth in Section 7.3 shall not be satisfied;

(g)           by Parent if the Company breaches or fails to perform in any respect any of its covenants or other agreements contained in Section 6.4; or

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(h)           by the Company if Parent or Merger Sub breach or fail to perform in any respect any of their respective representations, warranties covenants or other agreements contained in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 7.3, and (ii) is incapable of being cured or has not been cured by Parent within sixty (60) calendar days after written notice of such breach or failure to perform has been given by Parent to the Company promptly upon discovery; provided, that the Company shall not be entitled to terminate this Agreement pursuant to this Section 8.1(h) if it, at such time, is in breach of any representation, warranty, covenant or agreement set forth in this Agreement such that the conditions set forth in Section 7.2 shall not be satisfied.

The party desiring to terminate this Agreement shall give written notice of such termination to the other party.

8.2          Effect of Termination.  Upon the termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become null and void and have no effect, without any Liability on the part of any party hereto, except for the provisions of (a) Section 8.3 and (b) Article 9, which shall survive such termination and except that nothing herein shall relieve any party from Liability for any willful or deliberate act (whether or not failure to perform or observe any agreement or covenant contained herein was the conscious object of such act) or negligent failure or refusal to perform or observe in any material respect any agreement or covenant contained herein.  In addition, the provisions of the Confidentiality Agreement remain in full force and effect in accordance with its terms and shall not be affected by any termination of this Agreement.

8.3          Fees; Expenses.

(a)           Breakup Fee.

 (i)           In the event that this Agreement is terminated by Parent pursuant to Section 8.1(e), Section 8.1(f) or Section 8.1(g), the Company shall promptly, but in no event later than two (2) Business Days after such termination, pay Parent a fee equal to Five Hundred Thousand Dollars ($500,000.00) (the “Breakup Fee”).

 (ii)          If this Agreement is terminated pursuant to Section 8.1(d) (solely with respect to the failure to obtain the Company Shareholder Approvals), and if within nine (9) months following such termination of this Agreement, the Company shall have entered into a definitive Contract with respect to or recommended to the Company Shareholders an Acquisition Proposal or an Acquisition Proposal shall have been consummated, then the Company shall pay the Breakup Fee to Parent concurrently with the earlier of the consummation of such Acquisition Proposal or the execution of such Contract, as applicable; provided, however, that for purposes of this Section 8.3(a)(ii), each reference in the definition of Acquisition Proposal to ten percent (10%) shall be deemed to be forty percent (40%).

(b)           Transaction Expenses.  All expenses (including all fees and expenses of outside counsel, accountants, financing sources, investment bankers, experts and consultants) incurred by a party or on its behalf in connection with or related to the due diligence, authorization, preparation, negotiation, execution and performance of this Agreement, and all other matters related to the Merger, incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such expenses, whether or not the Merger is consummated; provided, however, all expenses related to preparing, printing, filing and mailing the Proxy Statement shall be paid by the Company.

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ARTICLE 9

GENERAL PROVISIONS

9.1          Non-Survival of Representations, Warranties and Covenants.  The representations and warranties of the Company, Parent and Merger Sub contained in this Agreement shall terminate at the Effective Time, and only the covenants that by their terms survive the Effective Time shall survive the Effective Time.

9.2          Notices.  All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or, the first Business Day following such receipt if the date is not a Business Day) of transmission by facsimile, or (iii) on the date of confirmation of receipt (or, the first Business Day following such receipt if the date is not a Business Day) if delivered by a nationally recognized courier service.  Subject to the foregoing, all notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

if to Parent or Merger Sub, to:

AT&T Corp.
c/o AT&T Services, Inc.
One AT&T Plaza
208 S. Akard St., 36th Floor
Dallas, TX 75202
Attention:             Rick L. Moore
Senior Vice President—Corporate Development
Facsimile:             (214) 746-2210

with a copy (which shall not constitute notice) to:

AT&T Services, Inc.
208 S. Akard St., 32nd Floor
Dallas, TX 75202
Attention:             John O’ Connor
General Attorney and Associate General Counsel
Facsimile:             (214) 746-2216

if to the Company, to:

Superclick, Inc.
10222 St-Michel Blvd.

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Suite 300
Montreal, Quebec H1H 5H1
Attention:	Jean Perrotti
Chief Financial Officer
9.3          Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

9.4          Entire Agreement; Third Party Beneficiaries.  This Agreement and the other Transaction Documents (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, including the LOI; and (b) are not intended to confer upon any other Person any rights or remedies hereunder.

9.5          Severability.  In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.  The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

9.6          Other Remedies; Specific Performance.

(a)           Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

(b)           The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed by the Company in accordance with the specific terms hereof or were otherwise breached by the Company. It is accordingly agreed that Parent and Merger Sub shall be entitled, without posting a bond or similar indemnity, to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal court located in the State of Washington or any Washington state court, in addition to any other remedy to which they are entitled at law or in equity.  The Company agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief when expressly available pursuant to the terms of this Agreement on the basis that Parent and Merger Sub have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity.  Notwithstanding anything to the contrary in this Agreement, the parties hereto agree that the Company shall not be entitled to an injunction, specific performance or other equitable relief to prevent breaches of this Agreement or to enforce specifically the terms hereof.

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9.7          Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

9.8          Rules of Construction.  The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

9.9          Assignment.  No party may assign (whether by operation of law or otherwise) either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other parties hereto; provided, however, that prior to the Effective Time, Merger Sub may, without the prior written consent of the Company, assign all or any portion of its rights under this Agreement to an Affiliate.  Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Any purported assignment in violation of this Section 9.9 shall be void.

9.10        Submission to Jurisdiction. Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by any other party hereto or its successors or assigns shall be brought and determined exclusively in any federal court located in the State of Washington or any Washington state court. Each of the parties hereto agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 9.2 or in such other manner as may be permitted by Applicable Law, will be valid and sufficient service thereof. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the Transactions in any court or tribunal other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 9.10, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (iii) to the fullest extent permitted by Applicable Law, any claim that (x) the suit, action or proceeding in such court is brought in an inconvenient forum, (y) the venue of such suit, action or proceeding is improper, or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

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9.11        Waiver Of Jury Trial.  EACH OF PARENT, THE COMPANY AND MERGER SUB HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PARENT, THE COMPANY OR MERGER SUB IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

9.12        Amendment.  Subject to Applicable Law, this Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Merger by the Company Shareholders; provided, after any such approval, no amendment shall be made which by law or in accordance with the rules of the OTCBB or any relevant stock exchange requires further approval by such shareholders without such further shareholder approval.  This Agreement may not be amended except by execution of an instrument in writing signed on behalf of each of Parent, Merger Sub and the Company.

9.13        Extension; Waiver.  At any time prior to the Effective Time any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein.  Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.  Any delay in exercising any right under this Agreement shall not constitute a waiver of such right.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized respective officers as of the date first written above.

AT&T CORP.

By:
Name:	Rick L. Moore
Title:	Senior Vice President-Corporate Development

SC ACQUISITION CO.

By:
Name:	Rick L. Moore
Title:	President

SUPERCLICK, INC.

By:
Name:	Sandro Natale
Title:	Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

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Annex B

Proposed Amendment to the Articles of Incorporation

EXHIBIT B

ARTICLES OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF

SUPERCLICK, INC.

Pursuant to the provisions of RCW 23B.10.060, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:               The name of the Corporation is Superclick, Inc. (the “Corporation”)

SECOND:          Section 9.2, Number of Votes Necessary to Approve Actions, is revised to read as follows:

Whenever the Washington Business Corporation Act permits a corporation’s articles of incorporation to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by shareholders, these Articles of Incorporation hereby specify that the number of shares required to approve such an action shall be such lesser number. Specifically, to the maximum extent permitted by RCW Chapter 23B, this corporation’s shareholders may take action by the affirmative vote of a simple majority of all of the shareholders entitled to vote on a matter under RCW 23B.10.030, 23B.11.030 and 23B.12.020 in accordance with RCW 23B.07.270.

THIRD:              This amendment does not provide for an exchange, reclassification or cancellation of issued shares.

FOURTH:          The date of the adoption of said amendment by Board of Directors of the Corporation was September ___, 2011. This amendment was duly adopted by the shareholders of the Corporation in accordance with the provisions of RCW 23B.10.030.

The foregoing is executed under penalty of perjury by the undersigned, who is authorized to do so on behalf of the Corporation.

DATED this ___ day of September, 2011.

SUPERCLICK, INC.

By:
Name:
Its:

Annex C

Voting Agreement

EXHIBIT A

FORM OF VOTING AGREEMENT

VOTING AGREEMENT, dated as of September      , 2011 (this “Agreement”), by and among AT&T Corp., a New York corporation (“Parent”),  ________ (the “Shareholder”) and Superclick, Inc., a Washington corporation (the “Company”).

WITNESSETH:

WHEREAS, concurrently with the execution of this Agreement, Parent, SC Acquisition Co., a Washington corporation, and the Company are entering into that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”);

WHEREAS, as of the date hereof, the Shareholder Beneficially Owns (as hereinafter defined) the number of shares of Common Stock (as hereinafter defined) set forth opposite the Shareholder’s name on Schedule 1 hereto (the “Existing Shares”); and

WHEREAS, as a material inducement to Parent entering into the Merger Agreement, Parent has required that the Shareholder agree, and the Shareholder has agreed, to enter into this Agreement and abide by the covenants and obligations with respect to the Covered Shares (as hereinafter defined) set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

GENERAL

1.1           Defined Terms.  The following capitalized terms, as used in this Agreement, shall have the respective meanings set forth below. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.

“Action” means any claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena or investigation of any nature, civil, criminal, administrative, regulatory or otherwise, whether at law or in equity.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person; provided that (i) none of the Company or any of its Subsidiaries shall be considered an Affiliate of any of Parent or any of its Affiliates (other than the Company and its Subsidiaries) and (ii) none of Parent or any of its Affiliates (other than the Company and its Subsidiaries) shall be considered an Affiliate of the Company or any of its Subsidiaries.

           “Beneficial Ownership” by a Person of any securities means ownership, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, where such Person has or shares with another Person (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the SEC under the Exchange Act; provided that for purposes of determining beneficial ownership, a Person shall be deemed to be the Beneficial Owner of any securities which may be acquired by such Person pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing).  The terms “Beneficially Own” and “Beneficially Owned” shall have correlative meanings.

“Control” (including the terms “Controlled by” and “under common Control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or any other means.

“Common Stock” means the common stock, $0.0006 par value, of the Company.

“Covered Shares” means, with respect to the Shareholder, (i) the Existing Shares, together with (ii) any shares of Common Stock or other voting capital stock of the Company and any securities convertible into or exercisable or exchangeable for shares of Common Stock or other voting capital stock of the Company, in each case under this clause (ii) that such Shareholder acquires Beneficial Ownership of on or after the date hereof.

“Lien” means any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

“Permitted Transfer” means a Transfer by the Shareholder of any Covered Shares to: (i) any other Shareholder, (ii) a spouse or lineal descendant (whether natural or adopted), sibling, parent, heir, executor, administrator, testamentary trustee, lifetime trustee or legatee of the Shareholder, (iii) any trust, the trustees of which include only Persons named in clause (i) or (ii) and the beneficiaries of which include only the Persons named in clause (i) or (ii), or (iv) any corporation, limited liability company or partnership, the shareholders, members or general or limited partners of which include only the Persons named in clause (i) or (ii); provided, in every case that such transferee executes and delivers to Parent a written agreement, in form and substance reasonably acceptable to Parent, to assume all of the Shareholder’s obligations hereunder in respect of the Covered Shares subject to such Transfer and to be bound by the terms of this Agreement, with respect to the Covered Shares subject to such Transfer, to the same extent as the Shareholder is bound hereunder and to make each of the representations and warranties hereunder in respect of the Covered Shares transferred as the Shareholder shall have made hereunder.

2

“Person” means any individual, corporation, limited or general partnership, limited liability company, limited liability partnership, trust, association, joint venture, Governmental Entity and other entity and group (which term will include a “group” as such term is defined in Section 13(d)(3) of the Exchange Act).

“Pro Rata Share” means a fraction, set forth as a percentage, the numerator of which is the aggregate amount of consideration received by the Shareholder pursuant to the Merger Agreement for all of the Shareholder’s Covered Shares, and the denominator of which is the aggregate consideration received by all shareholders of the Company pursuant to the Merger Agreement.

“Representatives” means the officers, directors, employees, investment bankers, attorneys, accountants, consultants or other agents or advisors of a Person.

“Subsidiary” means, when used with respect to any Person or other organization, whether incorporated or unincorporated, a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or Controlled by such Person or by any one or more of its subsidiaries, or by such Person and one or more of its subsidiaries.

“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the voting of or sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of (by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise).

ARTICLE II

VOTING

2.1         Agreement to Vote.  The Shareholder hereby irrevocably and unconditionally agrees that during the term of this Agreement, at the Company Shareholder Meeting and at any other meeting of the shareholders of the Company at which action is to be taken with respect to the Merger Agreement, however called, including any adjournment or postponement thereof, and in connection with any written consent of the shareholders of the Company relating to the Merger Agreement, the Shareholder shall, in each case to the fullest extent that the Covered Shares are entitled to vote thereon or consent thereto:

(a)           appear at each such meeting or otherwise cause the Covered Shares to be counted as present thereat for purposes of calculating a quorum; and

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(b)           vote (or cause to be voted), in person or by proxy, or deliver (or cause to be delivered) a written consent covering, all of the Covered Shares (i) in favor of the adoption of the Articles of Amendment, the Merger Agreement and the Transactions and any other action reasonably requested by Parent in furtherance thereof, submitted for the vote or written consent of shareholders; (ii) against any action or agreement submitted for the vote or written consent of shareholders that is in opposition to, or competitive or materially inconsistent with, the Transactions or that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of the Shareholder contained in this Agreement; and (iii) against any Acquisition Proposal and against any other action, agreement or transaction submitted for the vote or written consent of shareholders that would likely be expected to impede, interfere with, delay, postpone, discourage, frustrate the purposes of or adversely affect the Transactions or the performance by the Company of its obligations under the Merger Agreement or by the Shareholder of its obligations under this Agreement.  The obligations of the Shareholder specified in this Section 2.1(b) shall apply whether or not the Transactions or any action described above are recommended by the Company Board.

2.2         No Inconsistent Agreements.  The Shareholder hereby covenants and agrees that, except for this Agreement, the Shareholder (a) has not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Covered Shares, (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy (except pursuant to Section 2.3 hereof), consent or power of attorney with respect to the Covered Shares and (c) has not taken and shall not knowingly take any action that would make any representation or warranty of the Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling the Shareholder from performing any of its obligations under this Agreement.

2.3         Proxy.  The Shareholder hereby, subject to Section 5.2, appoints as its proxy and attorney-in-fact Rick L. Moore, in his capacity as an officer of the Parent, and any individual who shall hereafter succeed such officer of Parent, and any other Person designated in writing by Parent (collectively, the “Grantees”), each of them individually, with full power of substitution, to vote or execute written consents during the term of this Agreement with respect to the Covered Shares in accordance with Section 2.1 hereof and, in the discretion of the Grantees, with respect to any proposed postponements or adjournments of any annual or special meeting of the shareholders of the Company at which any of the matters described in Section 2.1(a) was to be considered, and the Company hereby acknowledges such appointment.   This proxy is coupled with an interest and shall be irrevocable pursuant to RCW 23B.07.220, and the Shareholder will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by the Shareholder with respect to the Covered Shares.  Parent may terminate this proxy with respect to the Shareholder at any time at its sole election by written notice provided to the Shareholder.

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ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1         Representations and Warranties of the Shareholder.  The Shareholder hereby (but only in proportion to its Pro Rata Share) represents and warrants to Parent as follows:

(a)           Authority and Enforceability. The execution, delivery and performance by the Shareholder of this Agreement and the consummation by the Shareholder of the transactions contemplated hereby are within the Shareholder’s powers, authority or legal capacity, as appropriate.  This Agreement has been duly executed and delivered by the Shareholder and, assuming due authorization, execution and delivery by Parent, constitutes a valid and binding agreement of the Shareholder enforceable against the Shareholder in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).  If the Shareholder is a natural person and is married and the Common Stock held in the name of the Shareholder constitutes community property of the Shareholder or the Shareholder otherwise needs spousal or other approval for this Agreement to be legal, valid and binding, then this Agreement has been duly authorized, executed and delivered by, and constitutes the legal, valid and binding agreement of, the Shareholder’s spouse, enforceable against such spouse in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).

(b)           Governmental Authorization.  The execution, delivery and performance by the Shareholder of this Agreement and the consummation by the Shareholder of the transactions contemplated hereby require no authorizations, consents or approvals of, or filing with, any Governmental Entity, other than as set forth in Section 4.2 of the Merger Agreement.

(c)           Non-contravention.  The execution, delivery and performance by the Shareholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) assuming compliance with the matters referred to in Section 3.4 of the Merger Agreement, contravene, conflict with or result in a violation or breach of any provision of any Applicable Law, (ii) assuming compliance with the matters referred to in Section 3.4 of the Merger Agreement, require any consent or approval by any Person under, constitutes a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration, or other adverse change of any right or obligation or the loss of any benefit to which the Shareholder is entitled under any provision of any agreement or other instrument binding upon the Shareholder or any license, franchise, permit certificate approval or other similar authorization affecting, or relating in any way to, the Shareholder’s obligations under this Agreement, or (iii) result in the creation or imposition of any Lien on any Covered Shares of the Shareholder.

(d)           Litigation.  There is no Action pending against, or, to the knowledge of the Shareholder, threatened against, the Shareholder or any of its Affiliates before (or, in the case of threatened Actions, that would be before) or by any Governmental Entity or arbitrator, that, as of the date hereof, challenges or seeks to prevent, enjoin, alter in any material respect or materially delay the Shareholder from performing its obligations under this Agreement or consummating the transactions contemplated hereby on a timely basis.

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(e)           Ownership.  The Shareholder’s Existing Shares are, and all of the Covered Shares owned by the Shareholder from the date hereof through and on the Closing Date will be, Beneficially Owned and owned of record by the Shareholder, except to the extent such Covered Shares are Transferred after the date hereof pursuant to a Permitted Transfer or constitute any Company Stock Options that expire after the date hereof.  The Shareholder has and at the Closing will have good title to all of the Covered Shares, free and clear of any Lien, except for restrictions under applicable securities laws and any encumbrances created by virtue of this Agreement.  Other than this Agreement and the Merger Agreement, the Existing Shares are not, and the Covered Shares will not be, subject to any voting agreement or other contract, agreement, arrangement, commitment or understanding, including any such agreement, arrangement, commitment or understanding restricting or otherwise relating to the voting, distribution rights or disposition of such Existing Shares or Covered Shares, as applicable.  Except for the Existing Shares, the Shareholder does not beneficially own or hold any (i) shares of capital stock or other voting securities of or other ownership interests in the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or other voting securities of or other ownership interests in the Company or (iii) warrants, calls or other rights to acquire from the Company or any other Person, or other obligation of the Company to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or other voting securities of or other ownership interests in the Company.  Except to the extent Covered Shares are transferred after the date hereof pursuant to a Permitted Transfer or constitute Company Stock Options that expire after the date hereof, the Shareholder has and will have at all times through the Closing Date sole voting power (including the right to control such vote as contemplated herein), sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article II hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shareholder’s Existing Shares and with respect to all of the Covered Shares owned by the Shareholder at all times through the Closing Date (subject, in the case of Covered Shares underlying Company Stock Options, to the terms of such Company Stock Options).

(f)           Finder’s Fees.  None of the Shareholder or any of its Affiliates has employed or engaged any investment banker, broker, finder or other intermediary that is or will be entitled to any fee or commission from the Shareholder or any of its Affiliates in connection with the Transactions.

(g)           Reliance by Parent.  The Shareholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Shareholder’s execution and delivery of this Agreement and the representations and warranties of the Shareholder contained herein.

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ARTICLE IV

OTHER COVENANTS

4.1         Prohibition on Transfers, Other Actions.  The Shareholder hereby agrees not to, during the term of this Agreement: (i) Transfer any of the Covered Shares, Beneficial Ownership thereof or any other interest therein unless such Transfer is a Permitted Transfer; (ii) enter into any agreement, arrangement or understanding with any Person, or take any other action, that violates or conflicts with the Shareholder’s representations, warranties, covenants and obligations under this Agreement; or (iii) take any action that would restrict or otherwise affect the Shareholder’s legal power, authority and right to comply with and perform its covenants and obligations under this Agreement.

4.2         Stock Dividends, etc.  In the event of a stock split, stock dividend or distribution or any change in the Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Existing Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

4.3         No Solicitation.  Subject to the provisions of Section 4.5, the Shareholder agrees that neither it nor any of its Affiliates shall, nor shall any of its Affiliates authorize or permit any of their Representatives to, directly or indirectly, (i) solicit, initiate or take any action to knowingly facilitate or encourage the submission or announcement of any Acquisition Proposal, (ii) enter into or participate in any discussions or negotiations with, furnish any information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to, otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by any third party that is seeking to make, or has made, an Acquisition Proposal, (iii) grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any of its Subsidiaries or (iv) enter into any agreement in principle, letter of intent, term sheet, merger agreement, acquisition agreement, option agreement or other similar instrument relating to an Acquisition Proposal.  Without limiting the foregoing, it is agreed that any violation of the restrictions set forth in the preceding sentence by any Representative of any Affiliate shall be a breach of this Section 4.3 by the Shareholder.  The Shareholder shall, and shall cause its Affiliates and their Representatives to, cease immediately and cause to be terminated any and all existing activities, discussions or negotiations, if any, with any third party and its Representatives and its financing sources conducted prior to the date hereof with respect to any Acquisition Proposal.

4.4         Notice of Acquisitions, Proposals Regarding Prohibited Transactions. Subject to the provisions of Section 4.5, the Shareholder hereby agrees to notify Parent as promptly as practicable (and in any event within 24 hours after receipt) in writing of: (i) the number of any additional shares of Common Stock or other securities of the Company of which the Shareholder acquires Beneficial Ownership on or after the date hereof; (ii) any inquiries or proposals which are received by, any information which is requested from, or any negotiations or discussions which are sought to be initiated or continued with, the Shareholder or any of its Affiliates with respect to any Acquisition Proposal or any other matter referred to in Section 4.3 (including the material terms thereof and the identity of such person(s) making such inquiry or proposal, requesting such information or seeking to initiate or continue such negotiations or discussions, as the case may be); and (iii) any proposed Permitted Transfers of the Covered Shares, Beneficial Ownership thereof or other interest therein.

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4.5         Shareholder Capacity.  The Shareholder is executing this Agreement solely in its capacity as a shareholder of the Company.  No Person executing this Agreement who is or becomes during the term hereof a director or officer of the Company shall be deemed to make any agreement or understanding in this Agreement in such Person’s capacity as a director or officer.  Nothing herein shall limit or affect any actions taken by such Person solely in his or her capacity as a director or officer of the Company to the extent permitted by the Merger Agreement or following the termination of the Merger Agreement in accordance with its terms.

4.6         Waiver of Appraisal Rights.  The Shareholder is aware of the rights provided in and has received a copy of chapter RCW 23B.13 of the Act.  The Shareholder explicitly waives its rights to dissent to the Transactions and seek appraisal under such chapter 13.

4.7         Further Assurances.  From time to time, at Parent’s request and without further consideration, the Shareholder shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to effect the actions and consummate the transactions contemplated by this Agreement.  Without limiting the foregoing, the Shareholder hereby authorizes the Company to publish and disclose in the proxy materials to be used in connection with the solicitation of proxies relating to the Company Shareholder Approvals at the Company Shareholder Meeting the Shareholder’s identity and ownership of the Covered Shares and the nature of the Shareholder’s obligations under this Agreement.

ARTICLE V

MISCELLANEOUS

5.1         Termination.  This Agreement shall remain in effect until the earliest to occur of: (i) the Closing; (ii) the date of termination of the Merger Agreement in accordance with its terms; and (iii) the delivery of written notice of termination by the Shareholder to Parent following any amendment to the Merger Agreement to decrease the Merger Consideration or otherwise alter the Merger Agreement in a manner adverse to the Shareholder in any material respect unless such amendment has been consented to by the Shareholder in writing prior to such amendment, and after the occurrence of such applicable event this Agreement shall terminate and be of no further force; provided, however, that the provisions of this Section 5.1 and Sections 5.3 through 5.11 shall survive any termination of this Agreement.  Nothing in this Section 5.1 and no termination of this Agreement shall relieve or otherwise limit any party of liability for any willful and material breach of this Agreement.

5.2         No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares.  All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Shareholder, and Parent shall have no authority to direct the Shareholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

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5.3         Notices.  All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if personally delivered or sent by overnight courier (providing proof of delivery) or email or facsimile transmission (with confirmation of receipt), if to Parent, to:

AT&T Corp.
c/o AT&T Services, Inc.
One AT&T Plaza
208 S. Akard St., 36th Floor
Dallas, TX 75202
Attention:	Rick L. Moore
Senior Vice President—Corporate Development
Facsimile:	(214) 746-2210

with a copy (which shall not constitute notice) to:

AT&T Services, Inc.
208 S. Akard St., 32nd Floor
Dallas, TX 75202
Attention:	John O’ Connor
General Attorney and Associate General Counsel
Facsimile:	(214) 746-2216

if to the Company, to:

Superclick, Inc.
10222 St-Michel Blvd.
Suite 300
Montreal, Quebec H1H 5H1
Attention:	Jean Perrotti
Chief Financial Officer

if to the Shareholder, to the address set forth beneath the Shareholder’s name on Schedule 2 hereto.

or to such other address, email address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto.  All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt.  Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

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5.4         Amendment; Waiver.

(a)           Any provision of this Agreement (including any Schedule hereto) may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.

(b)           No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

5.5         Binding Effect; Benefit; Assignment.

(a)           The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.  No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or Liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.

(b)           Except for a Permitted Transfer in compliance with the terms and conditions set forth herein, no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.

5.6         Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

5.7         Submission to Jurisdiction. Each of the parties hereto irrevocably agrees that any Action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by any other party hereto or its successors or assigns shall be brought and determined exclusively in any federal court located in the State of Washington or any Washington state court. Each of the parties hereto agrees that mailing of process or other papers in connection with any such Action in the manner provided in Section 5.3 or in such other manner as may be permitted by Applicable Law, will be valid and sufficient service thereof. Each of the parties hereto hereby irrevocably submits with regard to any such Action for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any Action relating to this Agreement or any of the Transactions in any court or tribunal other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any Action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 5.7, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (iii) to the fullest extent permitted by Applicable Law, any claim that (x) the Action in such court is brought in an inconvenient forum, (y) the venue of such Action is improper, or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

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5.8         WAIVER OF JURY TRIAL.  EACH OF PARENT, THE COMPANY AND THE SHAREHOLDER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PARENT, THE COMPANY OR THE SHAREHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

5.9         Counterparts; Effectiveness.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto.  Until and unless each party has received a counterpart hereof signed by the other parties hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).  Electronic or facsimile signatures shall be deemed to be original signatures.

5.10       Entire Agreement.  This Agreement and, to the extent referenced herein, the Merger Agreement, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto or thereto, constitute the entire agreement among the parties with respect to their subject matter and supersede all prior agreements and understandings, both oral and written, among the parties with respect to that subject matter.

5.11       Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Entity to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party.  Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

5.12       Specific Performance.  The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal court located in the State of Washington or any Washington state court, in addition to any other remedy to which they are entitled at law or in equity.

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5.13       Interpretation.  The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The headings and captions herein are included for convenience of reference only and shall not affect in any way the meaning, construction or interpretation hereof.  References to Articles, Sections and Schedules are to Articles, Sections and Schedules of this Agreement unless otherwise specified.  All Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.  Any capitalized terms used in any Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement.  Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular.  Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import.  “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.  References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder (provided, that for purposes of any representations and warranties contained in Article III of this Agreement that are made as of a specific date, references to any statute shall be deemed to refer to such statute, as amended, and to any rules or regulations promulgated thereunder, as of such date).  References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.  References to any Person include the successors and permitted assigns of that Person.  References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.  References to “law” or “laws” shall be deemed also to include any Applicable Law.

[The remainder of this page has been intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized Person thereunto duly authorized) as of the date first written above.

AT&T CORP.

By:
Name: Rick L. Moore
Title: Senior Vice President-Corporate Development

SUPERCLICK, INC.

By:
Name: Sandro Natale
Title: Chief Executive Officer

[Shareholder]

[Signature Page to Voting Agreement]

Schedule 1

SHAREHOLDER INFORMATION

Shareholder	Number of Shares	Number of Options

S-1

Schedule 2

SHAREHOLDER ADDRESS

S-2

Annex D

Executive Retention, Non-Competition and Non-Solicitation Agreement

EXHIBIT C -
CONFIDENTIALITY AND INTELLECTUAL PROPERTY
ACKNOWLEDGEMENT

This Confidentiality and Intellectual Property Acknowledgment (“Acknowledgement”) is incorporated into Exhibit A – Additional Terms and Conditions of Employment of the Retention and Re-stated Employment, Non-Competition and Non-Solicitation Agreement between Superclick, Inc. and __________ (“Agreement”) and is attached to the Agreement as Exhibit C thereto.  Terms not defined in this Acknowledgement shall have the same meaning ascribed to them in the Agreement, and in the event of a conflict between any defined terms of the Agreement and this Acknowledgement, the defined term of this Acknowledgement shall govern.   I, _________, being the undersigned and an Employee of Superclick, Inc. acknowledge and agree to the following:

1.
I acknowledge that in the course of having performed and performing my duties at Company, I may have acquired and acquire knowledge of certain secret or confidential information of Company and its affiliates which is not generally known to the public (“Confidential Information").  Confidential Information includes but is not limited to: (i) information relating to designs, methods, trade secrets, systems, software (including any applications, databases, spreadsheets or other work products of any software), techniques or other products or services of Company or AT&T or to which Company or AT&T has been granted any rights; (ii) names, addresses, lists and other confidential information concerning Company or AT&T, or Company or AT&T's customers or prospective customers; (iii) financial, marketing, technical, strategic and operational information of Company, AT&T or their customers or prospective customers, including the personal information of their employees or end users or both; (iv) confidential information concerning proposed or strategic initiatives or joint ventures of Company, AT&T or their customers or prospective customers; (v) information concerning Company or AT&T’s business practices and operations; and (vi) information supplied to Company or AT&T in confidence by any third party.

2.
Unless otherwise agreed in writing by an executive officer of Company or  AT&T, all information, materials, documents and data in any media developed by me in the course of my employment with Company (including prior to the date hereof) is and shall be the exclusive property of Company and shall be deemed to be Confidential Information, subject to the provisions hereof.

3.
I agree that at all times while performing my duties at the Company and thereafter, I have not and will not disclose to any third party any Confidential Information except as authorized by Company or AT&T.  I have not agreed to and agree not to use or to permit others to use any Confidential Information, or to make copies of any documents, records or materials, whether in printed, electronic or other form, containing any Confidential Information (the “Records”), except as may have been or be authorized by Company or AT&T for purposes relating to the performance of my duties for Company.

4.
I acknowledge that the Confidential Information and all Records, including all intellectual property rights therein, belong exclusively to Company or AT&T or its affiliates, as appropriate.  Upon the expiration or termination of my employment with Company or at any time at the request of Company or AT&T, I will deliver all Records to Company or AT&T. I agree to comply with all security measures and to follow all instructions provided by Company or AT&T in order to safeguard and protect any Confidential Information and Records.  I will advise Company or AT&T of any unauthorized disclosure or use of any Confidential Information which comes to my attention, including any past unauthorized disclosure of which I am already aware.

5.
The provisions of paragraphs 1 to 4 inclusive above do not apply to any information which has become or becomes known to me from a third party who is under no obligation of confidentiality to Company or AT&T.  These provisions shall not prevent me from making any disclosure of Confidential Information which I am required to make under applicable law.

6.
I acknowledge that no licence under any trade-mark, patent, copyright, circuit topography right or any other intellectual property right has been or is either granted or implied by the conveying of Confidential Information to me.

7.
By executing this Acknowledgment, I agree that I have not and will not disclose to Company or AT&T any confidential information belonging to any third party in breach of any obligation of confidence, and that I have not and that I will not induce or cause, Company or AT&T to use or disclose any confidential information of any third party.  I further agree that, as an employee of Company, I will not knowingly infringe any copyright, trade secret or other intellectual property right of any third party, and that I shall use best efforts to avoid any such infringement.

8.	I acknowledge that Company or AT&T has a Software Policy, a copy of which is attached. I agree to abide by the terms of the Software Policy.

9.
I agree that I will disclose and do hereby assign to Company or, as directed by Company or AT&T, AT&T, any and all rights to all inventions, concepts, creations, improvements, ideas, innovations or other developments, computer or other operating programs and related documentation and other works of authorship, each whether or not patentable, copyrightable or subject to other forms of protection (“Intellectual Property”), made, created, developed, written or conceived by me, whether during or outside of regular working hours, either solely or jointly with another, in whole or in part, before or after the execution of this Acknowledgement, whether:

a)	in the entire course of my employment with Company; or
b)	relating to the actual or anticipated business or research or development of Company or AT&T; or
c)	With the use of Company or AT&T’s time, material, private or proprietary information, or facilities.

Furthermore, I hereby assign to Company or, as directed by Company or AT&T, AT&T, any and all patents, copyrights, and all other rights, and registrations and applications therefore, in connection with any such Intellectual Property.  To the fullest extent permitted by law, I hereby waive in favour of Company all moral and other rights which cannot legally be assigned by me in respect of any such Intellectual Property.  I will, without charge to Company, but at its expense, execute any and all instruments which Company or AT&T may reasonably request to secure for itself rights in respect of any such Intellectual Property (including, without limitation, a specific assignment of title and waiver of any moral rights) and to do anything else reasonably necessary to enable Company or AT&T to secure a patent, copyright or other form of protection for such Intellectual Property anywhere in the world.

10.
By signing this Acknowledgement I agree that I will not, without the prior written consent of Company or AT&T, knowingly transmit or otherwise forward, directly or indirectly, the Confidential Information or software received from Company or AT&T hereunder or any portion or product thereof to any country outside of Canada or the United States.  I hereby specifically acknowledge that the use or disclosure of Confidential Information and software may be subject to export control laws or regulations and I hereby warrant that I shall make no use or disclosure of the information contrary to such laws.

11.
By executing this Acknowledgement, I warrant to Company and AT&T that I have no obligation to any former employer or to any other person that would prevent me from fully performing my duties while employed by AT&T, and that I am not subject to any outstanding agreement or restrictive covenant inconsistent with the terms and conditions of my employment with Company or this Acknowledgement. Furthermore, I warrant to Company  that at the time of execution of this Acknowledgement, I do not have any right, title or interest in any Intellectual Property

12.
Subject to the terms and conditions hereof, and to the extent permitted by applicable law, all my obligations and the undertakings set out herein shall survive the expiration or termination of my employment with Company.

13.
The invalidity or unenforceability of any provision or covenant in this Acknowledgement shall not affect the validity or enforceability of any other provision or covenant herein contained, and this Acknowledgement shall be construed as if such invalid or unenforceable provision or covenant were omitted.

14.
I understand that my employment is contingent upon the execution of this Acknowledgement and I have read and understand the same and have had the opportunity to seek professional advice with respect to its subject-matter.

15.
I acknowledge and agree that the terms and conditions of this Acknowledgement shall be effective as of the effective date of the Agreement.  In the event that I sign this Acknowledgement on a subsequent date, by signing I warrant that, from the effective date of the Agreement to the date on which I sign this Acknowledgment, I have not breached the Acknowledgement’s terms and conditions in any respect.

Employee
(Print Name of Witness)

(Signature of Witness)	Signature of Employee

(Date)	(Date)

EXHIBIT E-1

FORM OF EXECUTIVE RETENTION, NON-COMPETITION AND NON-
SOLICITATION AGREEMENT

This Awards and Re-Stated Employment, Non-Competition and Non-Solicitation Agreement (“Agreement”) is entered into by and between Superclick, Inc., a Washington corporation, (the “Company”) and _____________ (the “Employee”), and shall be effective upon the Closing (as defined below) of the merger contemplated by  the Agreement and Plan of Merger dated as of [ _____ ] by and among the Company, [ _____ ], a [ ______ ] corporation (“Parent” or “AT&T”), and [ _____ ] , a [ ____ ]  corporation and wholly owned subsidiary of Parent, (“Merger Agreement”).   The closing of such merger contemplated by the Merger Agreement is referred to herein as the “Closing.”  Following the Closing, Company shall be a wholly-owned subsidiary of AT&T.

Notwithstanding any other provision of this Agreement, if the Merger Agreement terminates for any reason, then except for those provisions of the Agreement which are expressly set out herein to survive: (i) no amounts and or awards including without limitation the Awards Payment, will be due or payable under this Agreement and this Agreement shall terminate and be null and void and of no further force and effect; and (ii) the Employee’s employment in the event of (i) will then be governed by and subject to the terms and conditions of the Employee’s Former Employment Agreement with Company (as defined below) as if this Agreement had never been signed by the parties.

1.	Continuation of Employment Upon Closing

As of Closing, the Employee will continue to be employed by the Company but his employment will be subject to the terms and conditions expressly set out in this Agreement, including but not limited to Exhibit A attached hereto and forming part of this Agreement.  Employee acknowledges and agrees that the terms and conditions of this Agreement replace in their entirety and supercede those terms and conditions set out in the Employee’s Amended  Executive Employment Agreement signed by the Employee and the Company on March 28, 2011, including any and all amendments thereto and any and all prior terms and conditions as may have been previously agreed to between the Employee and the Company, whether orally or in writing (“Employee’s Former Employment Agreement with Company”).  Notwithstanding the foregoing, the provisions of Section 11 – Proprietary Information and Inventions of the Employee’s Former Employment Agreement with Company shall survive and continue to be of full force and effect.

This Agreement, and the Employee’s employment in the event of (b) or (c) below, shall terminate upon: (a) termination of the Merger Agreement for any reason or failure to achieve Closing of the merger contemplated by the Merger Agreement as more particularly described in the preamble of this Agreement; (b) the Retention Date; or (c)  by either party at any time as follows:  (i)  resignation of the Employee in accordance with the provisions of Section 2.(c)(iii) of this Agreement or upon Employee’s resignation where such resignation is not for Good Reason; or (ii) termination by the Company, with or without notice, of the Employee’s employment with the Company; except that in the event of termination under   (c) of this paragraph the applicable entitlement provisions with respect to Awards Payment under Section 2 of this Agreement shall survive. In the event of termination of this Agreement under this paragraph, Employee’s salary and all compensation, bonus and benefits provided under this Agreement will cease as of such effective date of termination, except as otherwise expressly provided for herein with respect to the Awards Payment.

Upon termination of this Agreement, this Agreement shall be of no further force or effect except for the Company’s applicable obligations under Section 2 of this Agreement regarding the Awards Payment,  the Employee’s obligations under Section 3 of this Agreement regarding Non-Competition and Non-Solicitation, Section 4 of this Agreement regarding enforcement, the Confidentiality and Intellectual Property Acknowledgement Form of Exhibit C of this Agreement and Section 11 – Proprietary Information and Inventions of the Employee’s Former Employment Agreement with Company, all of which shall  survive any such termination of this Agreement and continue to be of full force and effect.  In the event of any such termination the parties may agree to renew or extend the provisions of this Agreement (except for those relating to Awards Payment) or enter into a new agreement on terms and conditions mutually agreed to by the Employee and the Company or AT&T.

Employee  acknowledges that the Awards Payment paid to him pursuant to this Agreement is in lieu of and supersedes and is in full satisfaction of any and all entitlement to an indemnity in lieu of notice of dismissal, termination, severance pay, change in control payments and any and all other payments, salary, benefits, bonuses, compensation and or notice requirements relating to the Employee’s termination, resignation, cessation or severance of his employment with the Company as may be provided for or required with respect to the Employee’s Former Employment Agreement with Company, this Agreement, statutory provisions or civil law or common law.

2.	First Awards Payment and Second Awards Payment; General Release and Indemnity at Closing.

(a)           Subject to the terms and conditions of this Agreement, the Company agrees to pay the Employee, at the time provided for in this Section 2, a cash retention award in a lump sum amount equal to $343,287 (the “First Awards Payment”), plus an additional amount equal to $95,000 (the “Second Awards Payment”), (collectively, “Awards Payment”).  The First Awards Payment will be paid in a lump sum as soon as administratively feasible following the Retention Date (as defined below), but in no event later than thirty (30) calendar days following the Retention Date. Subject to Section 2(b) of this Agreement, in order to be eligible to receive the Second Awards Payment, the Employee must be employed by the Company, AT&T or one of AT&T’s  affiliates (collectively “AT&T Parties”) from the Closing through to the six (6) month anniversary of the Closing (the “Retention Date”).    (If the Employee is not employed by an AT&T Party on the Retention Date, he will receive the Second  Awards Payment only as provided in and subject to the conditions of Section 2(b) of this Agreement.)  Subject to the provisions of Section 2 of this Agreement, the Second Awards Payment shall also be paid in a lump sum as soon as administratively feasible following the Retention Date, but in no event later than thirty (30) calendar days following the Retention Date.  Any and all payments made pursuant to this Agreement shall be subject to all legally required or otherwise authorized withholding, taxation and other deductions.

Employee acknowledges and agrees that the First Awards Payment is equal to the same amounts Employee would have received as change in control or severance payment under Employee’s Former Employment Agreement with the Company.

(b)           In the event  the Employee’s employment with an AT&T Party is terminated prior to the Retention Date, (i) by an AT&T Party on account of the Employee’s Disability or due to the Employee’s death, the Employee will receive a prorated portion of the Second Awards Payment equal to (X) the Second Awards Payment, multiplied by (Y) a fraction, the numerator of which is the number of days the Employee was employed by an AT&T Party following the Closing and, the denominator of which is 182; or (ii) in the case of a termination of the Employee by an AT&T Party without Cause, or by the Employee for one of the Good Reason conditions defined in Section 2(c)(iii)(A), Section 2(c)(iii)(B), or Section 2(c)(iii)(C), the Employee will receive the full amount of the Second Awards Payment.  The Employee shall not receive any payment under this Section 2(b) or this Agreement unless the Employee has first executed, delivered to Company or AT&T, and not revoked a release of claims in a form attached hereto as Exhibit B, to Company or AT&T within forty-five (45) calendar days following the Employee’s termination of employment or exercising of the conditions of Good Reason as the case may be, and as required at Closing the release in the form attached hereto as Exhibit D. In the event the Employee’s employment is terminated by an AT&T Party for Cause, the Employee shall not be entitled to receive and shall forfeit  the Second Awards Payment which pay shall in such circumstances become null and void and of no further force or effect.

(c)           For purposes of the Agreement,

(i)           “Cause” shall mean (A) the refusal or willful material failure of the Employee to perform his  responsibilities to the Company or AT&T (excluding in all cases death and Disability); (B) the refusal or willful material failure by the Employee to follow or carry out any reasonable, lawful, material direction from the Company or AT&T (excluding in all cases death and Disability); (C) any material breach of fiduciary obligations on the part of the Employee or that otherwise could reasonably be expected to have a materially adverse effect upon the business, interests or reputation of either the Company and or AT&T; (D) the conviction of the Employee of, or plea by him of guilty to, any indictable offence, felony or the likes thereof in the jurisdiction where conviction or plea arose; (E) the Employee has breached his obligations under this Agreement including but not limited to those of confidentiality and non-disclosure; or (F) the commission of fraud, embezzlement, theft or the likes thereof by the Employee.

(ii)          “Disability” shall mean the Employee  is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, OR receiving income replacement benefits for a period of not less than three (3) months under the accident or health plan covering the Executive.

(iii)         “Good Reason” shall mean the Employee’s resignation within thirty (30) calendar days following the expiration of any cure period (discussed below) following the occurrence of one or more of the following, without the Employee’s written consent: (A) there is a material reduction of the level of the Employee’s base compensation (except where there is a general reduction applicable to the management team of the Company or AT&T generally), (B) there is a change in the geographic location at which the Employee must perform his services to a location that is more than eighty (80) kilometers from the Employee’s then current office location; or; (C) there is a material and uncured breach by an AT&T Party of this Agreement.  Employee will not resign for Good Reason without first providing the Company or  AT&T  with written notice of the acts or omissions alleging  the grounds for “Good Reason” within ninety (90) calendar days of the initial allegation of the grounds for “Good Reason” and a reasonable cure period of not less than thirty (30) calendar days following the date of such notice.

(d)          Employee also agrees to execute a General Release and Indemnity at Closing in the form attached hereto as Exhibit D.

3.	Non-Competition/Non-Solicitation.

Employee agrees that during the Employee’s employment with the Company or an AT&T Party and for a period of one (1) year following the Retention Date, without obtaining the written consent of AT&T in advance, Employee shall not directly or indirectly engage in the following activities, whether for personal benefit or on behalf of, or in conjunction with, any other business, company, partnership, or proprietorship, and whether as an executive, partner, principal, officer, director, consultant, contractor, agent, shareholder, employee, or otherwise: (i) solicit, take away, or attempt to take away any customer or account of the Company or an AT&T Party, or assist anyone in doing so, if the customer or account was someone whom the Employee worked or dealt with, solicited, provided service to, or with respect to which the Employee obtained access to Confidential Information (as defined in Exhibit C to this Agreement) by virtue of his employment with the Company or an AT&T Party, including without limitation, the following customers or accounts Hilton, Blackstone Group, Intercontinental Hotel Group (IHG), Starwood, Marriot, Marriott Vacation Clubs International (formerly part of Marriott), IBM, Four Seasons, Fairmont, Hyatt, Choice, Carlson, Accor, Wyndham, Mandarin, Kimpton, United Hospitality, Best Western, LXR Resorts, Diamond Resorts, Massanutten, Boyne Resorts, Kaiser Permanente Health Care, Sun Health Care, Healthsouth, Starbucks, Barnes and Noble, McDonald’s, FedEx Office, Ruby Tuesday, pacific Sunwear (Pacsun), Walmart and Sam’s Club, Target, Home Depot, Delhaize, International House of Pancakes (IHOP) and Maggiano’s; (ii) solicit, recruit, or endeavor to employ any then current employee of the Company or an AT&T Party or attempt to persuade such employee to discontinue his or her employment with the Company or an AT&T Party; provided, however, that this Agreement shall not prevent Employee from interviewing, recruiting, or hiring any person who contacts such Employee or Employee’s business on his or her own initiative as a result of general advertisements for employment and Employee shall not be prohibited from placing general advertisements in the print, broadcast or other media provided that such advertisements are not specifically targeted at any employee of the Company or an AT&T Party; or (iii) anywhere in the world, own, manage, operate, control, hold more than a 5% equity in (including stock options, voting or profit participation interest in) a Competitive Enterprise, other than the Employee’s ownership in existence as of the date of this Agreement; or be involved (including as an executive, principal, director, officer, contractor, employee, partner, consultant, financier, agent, representative or advisor) in a Competitive Enterprise in the following roles:  sales or account management, operations, system development, business development, product development or corporate strategy.  “Competitive Enterprise” means any business enterprise primarily engaged in providing or making available to customers, having global operations similar to those customers listed in (i), above,  (a) broadband services access support to lodging facilities or (b) managed internet and video services to hospitality, retail and healthcare industries.

The Employee acknowledges that (i) this section (including limitations as to time, geographic area and scope of activity) is reasonable and does not impose a greater restraint than necessary to protect the Company’s and AT&T’s business and goodwill with their customers, legitimate business interests and Confidential Information; (ii) any violation would result in irreparable injury to the Company and/or AT&T; and (iii) enforcement of an injunction or other remedy would not prevent the Employee from obtaining gainful employment or earning a living or otherwise impose an undue hardship on the Employee greater than needed to protect the Company’s and/or AT&T’s substantial investments in its customer goodwill and business interests, and the Employee waives any arguments to the contrary.

4.	Enforcement.

In the event the Company or AT&T determines that Employee has violated the restrictions contained in Section 3 of this Agreement, the provisions of the Confidentiality and Intellectual Property Acknowledgement Form attached to and forming Exhibit C of this Agreement or the provisions of Section 11 – Proprietary Information and Inventions  of the Employee’s Former Employment Agreement with the Company, Employee as a penalty  shall be immediately disqualified from being eligible to receive any of the Awards Payment under this Agreement, and if any component of such award has been paid prior  to any such violation, then the Employee agrees as a penalty to repay to Company without delay and without deduction the full amount of any such  award or awards, in addition to any other remedies that the Company may have for violation of this Agreement.  In addition, Employee acknowledges that any violation of these provisions would result in irreparable injury to Company or AT&T for which legal relief may not be adequate.  As such, Company and or AT&T are entitled to seek injunctive and equitable relief to enjoin such violations.

5.	Successors and Assigns.

This Agreement shall not be assignable by the Employee, but it may be assigned by the Company to AT&T or any of its affiliates or a business successor of Company or AT&T and its affiliates at any time without prior notice and at the sole discretion of Company or AT&T’s sole discretion.

6.	Entire Agreement.

All oral or written agreements or representations, express or implied, with respect to the subject matter of this Agreement are set forth in this Agreement and the terms and conditions expressly set out in this Agreement and those of Section 11 – Proprietary Information and Inventions of the Employee’s Former Employment Agreement with the Company represent the entire agreement between Employee and the Company relating to Employee’s employment with the Company.  This Agreement supersedes all and any prior:  agreements; amended agreements; consulting or independent contractor agreements; proposals; representations; statements; understandings; indemnity, dismissal, termination, severance pay or notice agreements; change of control agreements or understandings; including but not limited to the Employee’s Former Employment Agreement with Company (except for Section 11 – Proprietary Information and Inventions, whether oral or written, between the parties relating to the subject matter hereof and the parties expressly disclaim reliance thereon.

7.	Acknowledgment.

By signing this Agreement, the Employee acknowledges that he has received and read copy of and understands this Agreement and has had the opportunity to seek independent professional advice with respect to the subject-matter thereof.  All amounts set out in this Agreement shall be in Canadian dollars.

8.	Governing Law

This Agreement and all documents related to it will be governed and interpreted by and enforced pursuant to the laws of the Province of Quebec and the federal laws of Canada applicable therein.  Employee attorns to the exclusive jurisdiction of the courts of the province of Quebec and the federal courts of Canada, as the case may be, presiding in the City of Montreal, Quebec with respect to any action or proceeding commenced with respect to the subject-matter of this Agreement

9.	English Language

The parties hereto have expressly requested that this Agreement and all  documents related thereto be written in the English language.  Les parties on specifiquement requis que la presente entente et tous documents afferents soit rediges en langue anglaise.

IN WITNESS WHEREOF, the parties have signed this Agreement below in the City of Montreal, Province of Quebec, Canada on the dates set out below.

By:
	SUPERCLICK, INC.	Date

Per:

Title:

By:
	__________________, Employee	Date

By:
Signature and Printed Name of Witness
Date

Attachments:

1.	Exhibit A – Additional Terms and Conditions of Employment;
2.	Exhibit B – Release and Indemnity;
3.	Exhibit C – Confidentiality and Intellectual Property Acknowledgement; and
4.	Exhibit D – General Release and Indemnity at Closing.

Annex E

Opinion of Vantage Point Advisors

VANTAGE POINT ADVISORS, INC.
Take aim

Privileged and Confidential

September 26, 2011	12520 High Bluff Drive Suite 150 San Diego, CA 92130 T 858.509.7545 F 858.509.7592 www.vpadvisors.com

Special Committee of the Board of Directors
Superclick, Inc.
Attn: Mr. Todd M. Pitcher, Chair
10222 St Michel
Suite 300 Montreal, QC H1H 5H1

Re:	Fairness Opinion concerning the acquisition of Superclick, Inc.

Dear Mr. Pitcher:

We understand that there is a proposed transaction involving the acquisition of the capital stock of Superclick, Inc. (“Superclick” or the “Company”) by AT&T Services, Inc. (“AT&T”).

AT&T has proposed a total consideration for the holders of Company Common Stock (“Company Shareholders”) of $0.268 per share, payable in cash at the closing of the proposed transaction. The per share price is calculated on a fully-diluted basis, based on 45,959,870 shares outstanding, and 12,427,381 options with a weighted average strike price of $0.0504. Full details are outlined in the Agreement and Plan of Merger dated September 22, 2011 (“Merger Agreement”).

The transaction involving the payment of total consideration is referred to as the “Transaction”.

A merger and acquisition committee of the Board of Directors was formed to evaluate potential transactions involving the Company (“Special Committee”). You have asked us to render an opinion to the Special Committee as to the fairness of the Transaction to the Company Shareholders from a financial point of view (the “Opinion”), subject to a satisfactory review of all necessary information by Vantage Point and the receipt of all internal approvals as at the date of issuance of the Opinion.

Our opinion does not extend to, and we are not delivering any opinion as to, any terms and conditions set forth in the Merger Agreement other than the cash price per share of $0.268 to be paid to the Company Shareholders.

The Opinion does not address the Company’s underlying business decision to effect the Transaction. We have not been asked to, and did not, solicit third-party expressions of interest in acquiring all or any part of the Company’s assets or securities. Additionally, we have not been asked to negotiate the Transaction or advise you with respect to alternatives to it.

In the course of our analyses for rendering the Opinion, among other things, we have performed the following procedures:

Mr. Todd M. Pitcher

1.	Reviewed Non-Binding Letters of Intent dated October 5, 2010 and June 24, 2011 expressing AT&T’s interest and various amendments thereof;

2.
Reviewed the Company’s annual reports on Form 10-K for the fiscal year ended October 31, 2010, which included audited financial statements, as filed with the Securities and Exchange Commission, and its unaudited interim financial statements for the nine-month period ended July 31, 2011 (collectively, the “Financial Statements”);

3.	Reviewed quarterly reports on Forms 8-K and 10-Q for the fiscal year 2011 as filed with the Securities and Exchange Commission;

4.	Reviewed certain operating and financial information, including projections, provided to us by management relating to the Company’s business prospects;

5.	Reviewed the Company’s current capitalization table;

6.	Reviewed various documents related to the Company’s ongoing litigation with Nomadix;

7.	Reviewed the summary minutes of the Superclick Board of Director’s meetings held between December 20, 2010 and September 10, 2011;

8.	Reviewed the Company-prepared Executive Summary of Events;

9.	Reviewed certain other publicly available financial data for companies that we deem comparable to the Company;

10.	Held discussions with Headwaters MB who was engaged by the Company to market the Company for sale and negotiate with potential buyers;

11.	Reviewed marketing material utilized in the marketing process of the Company;

12.
Held discussions with, and relied on statements made by, certain members of the senior management of Superclick with respect to certain aspects of the Transaction, the past and current business operations of the Company, historical financial results and future prospects of Superclick, and certain other matters we believed relevant to our inquiry; and

13.	Conducted such studies, analyses, inquiries and investigations, as we deemed appropriate.

In the course of our investigation, we have assumed and relied upon the accuracy and completeness of the financial statements, forecasts, projections and other information provided to us by Superclick and Superclick management. In relying on financial analyses and forecasts prepared and provided to us by Superclick or derived therefrom, we have assumed that any such analyses or forecasts have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments of management of Superclick as to the expected future results of operations and financial conditions of the Company, as applicable. We express no view as to such analyses or forecasts prepared by Superclick management or the assumptions on which they were based. We have further relied upon the assurances of Superclick management that they were unaware of any facts or circumstances that would make the information provided to us incomplete or misleading. We have not assumed any responsibility for independent verification of such information or assurances.

Mr. Todd M. Pitcher

In arriving at the Opinion, we have not performed any independent appraisal of the assets or liabilities or securities of Superclick. We have not evaluated the solvency of the Company under any state or federal laws relating to bankruptcy, insolvency or similar matters. Our analysis does not constitute an examination, review of, or compilation of prospective financial statements in accordance with standards established by the American Institute of Certified Public Accountants (“AICPA”). We do not express an opinion or any other form of assurance on the reasonableness of the underlying assumptions or whether any of the prospective financial statements, if used, are presented in conformity with AICPA presentation guidelines. Further, there will usually be differences between prospective and actual results because events and circumstances frequently do not occur as expected and those differences may be material. We are not legal, regulatory, tax or accounting experts and we have relied upon the assessments made by Superclick and its advisors with respect to such issues. We have also assumed the Company is not currently involved in any material transaction other than the Transaction, and those activities undertaken in the ordinary course of conducting its business.

We have also assumed that the Transaction will be consummated on the terms as described herein and in the Merger Agreement, and that final terms will not differ in any material respects from the version thereof furnished to us.

The Opinion is furnished solely for your benefit and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Transaction. The Opinion is delivered to each recipient subject to the conditions, scope of engagement, limitations and understanding set forth in the Opinion and subject to the understanding that the obligations of Vantage Point Advisors, Inc. in the Transaction are solely corporate obligations. Furthermore, no officer, director, employee or shareholder of Vantage Point Advisors, Inc. shall be subjected to any personal liability whatsoever to any person, nor will any such claim be asserted by or on behalf of you or your officers, directors, agents or affiliates.

We have acted as financial advisor to the Special Committee of the Board of Directors of the Company in connection with this transaction and will receive a fee for our services. No portion of the fee is contingent upon the consummation of the Transaction or the conclusions reached in the Opinion.

On the basis of the foregoing and subject to the assumptions, limitations, qualifications and conditions set forth herein, it is our opinion that as of the date hereof, the Transaction is fair, from a financial point of view, to the Company Shareholders.

Very truly yours,

Vantage Point Advisors, Inc.

Annex F

Washington Business Corporations Act, RCW 23B.13

Title 23B RCW

Washington business corporation act

Chapter 23B.13 RCW

Dissenters' rights

RCW Sections

23B.13.010	Definitions
23B.13.020	Right to dissent
23B.13.030	Dissent by nominees and beneficial owners
23B.13.200	Notice of dissenters’ rights
23B.13.210	Notice of intent to demand payment
23B.13.220	Dissenters’ rights – Notice
23B.13.230	Duty to demand payment
23B.13.240	Share restrictions
23B.13.250	Payment
23B.13.260	Failure to take corporate action
23B.13.270	After-acquired shares
23B.13.280	Procedure if shareholder dissatisfied with payment or offer
23B.13.300	Court action
23B.13.310	Court costs and counsel fees

23B.13.010
Definitions.

As used in this chapter:

(1) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

(2) "Dissenter" means a shareholder who is entitled to dissent from corporate action under RCW 23B.13.020 and who exercises that right when and in the manner required by RCW 23B.13.200 through 23B.13.280.

(3) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(4) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

(5) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

(6) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(7) "Shareholder" means the record shareholder or the beneficial shareholder.

[1989 c 165 § 140.]

23B.13.020
Right to dissent.

(1) A shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of, any of the following corporate actions:

(a) A plan of merger, which has become effective, to which the corporation is a party (i) if shareholder approval was required for the merger by RCW 23B.11.030, 23B.11.080, or the articles of incorporation, and the shareholder was entitled to vote on the merger, or (ii) if the corporation was a subsidiary that has been merged with its parent under RCW 23B.11.040;

(b) A plan of share exchange, which has become effective, to which the corporation is a party as the corporation whose shares have been acquired, if the shareholder was entitled to vote on the plan;

(c) A sale or exchange, which has become effective, of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder was entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

(d) An amendment of the articles of incorporation, whether or not the shareholder was entitled to vote on the amendment, if the amendment effects a redemption or cancellation of all of the shareholder's shares in exchange for cash or other consideration other than shares of the corporation; or

(e) Any corporate action approved pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

(2) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this chapter may not challenge the corporate action creating the shareholder's entitlement unless the action fails to comply with the procedural requirements imposed by this title, RCW 25.10.831 through 25.10.886, the articles of incorporation, or the bylaws, or is fraudulent with respect to the shareholder or the corporation.

(3) The right of a dissenting shareholder to obtain payment of the fair value of the shareholder's shares shall terminate upon the occurrence of any one of the following events:

(a) The proposed corporate action is abandoned or rescinded;

(b) A court having jurisdiction permanently enjoins or sets aside the corporate action; or

(c) The shareholder's demand for payment is withdrawn with the written consent of the corporation.

[2009 c 189 § 41; 2009 c 188 § 1404; 2003 c 35 § 9; 1991 c 269 § 37; 1989 c 165 § 141.]

Notes:

Reviser's note: This section was amended by 2009 c 188 § 1404 and by 2009 c 189 § 41, each without reference to the other. Both amendments are incorporated in the publication of this section under RCW 1.12.025(2). For rule of construction, see RCW 1.12.025(1).

Effective date — 2009 c 188: See note following RCW 23B.11.080.

23B.13.030
Dissent by nominees and beneficial owners.

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the shareholder's name only if the shareholder dissents with respect to all shares beneficially owned by any one person and delivers to the corporation a notice of the name and address of each person on whose behalf the shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the dissenter dissents and the dissenter's other shares were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to shares held on the beneficial shareholder's behalf only if:

(a) The beneficial shareholder submits to the corporation the record shareholder's consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights, which consent shall be set forth either (i) in a record or (ii) if the corporation has designated an address, location, or system to which the consent may be electronically transmitted and the consent is electronically transmitted to the designated address, location, or system, in an electronically transmitted record; and

(b) The beneficial shareholder does so with respect to all shares of which such shareholder is the beneficial shareholder or over which such shareholder has power to direct the vote.

[2002 c 297 § 35; 1989 c 165 § 142.]

23B.13.200
Notice of dissenters' rights.

(1) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is submitted for approval by a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this chapter and be accompanied by a copy of this chapter.

(2) If corporate action creating dissenters' rights under RCW 23B.13.020 is submitted for approval without a vote of shareholders in accordance with RCW 23B.07.040, the shareholder consent described in RCW 23B.07.040(1)(b) and the notice described in RCW 23B.07.040(3)(a) must include a statement that shareholders are or may be entitled to assert dissenters' rights under this chapter and be accompanied by a copy of this chapter.

[2009 c 189 § 42; 2002 c 297 § 36; 1989 c 165 § 143.]

23B.13.210
Notice of intent to demand payment.

(1) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights must (a) deliver to the corporation before the vote is taken notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed corporate action is effected, and (b) not vote such shares in favor of the proposed corporate action.

(2) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is submitted for approval without a vote of shareholders in accordance with RCW 23B.07.040, a shareholder who wishes to assert dissenters' rights must not execute the consent or otherwise vote such shares in favor of the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to payment for the shareholder's shares under this chapter.

[2009 c 189 § 43; 2002 c 297 § 37; 1989 c 165 § 144.]

23B.13.220
Dissenters' rights — Notice.

(1) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is approved at a shareholders' meeting, the corporation shall within ten days after the effective date of the corporate action deliver to all shareholders who satisfied the requirements of RCW 23B.13.210(1) a notice in compliance with subsection (3) of this section.

(2) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is approved without a vote of shareholders in accordance with RCW 23B.07.040, the notice delivered pursuant to RCW 23B.07.040(3)(b) to shareholders who satisfied the requirements of RCW 23B.13.210(2) shall comply with subsection (3) of this section.

(3) Any notice under subsection (1) or (2) of this section must:

(a) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

(b) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d) Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty nor more than sixty days after the date the notice in subsection (1) or (2) of this section is delivered; and

(e) Be accompanied by a copy of this chapter.

[2009 c 189 § 44; 2002 c 297 § 38; 1989 c 165 § 145.]

23B.13.230
Duty to demand payment.

(1) A shareholder sent a notice described in RCW 23B.13.220 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to *RCW 23B.13.220(2)(c), and deposit the shareholder's certificates, all in accordance with the terms of the notice.

(2) The shareholder who demands payment and deposits the shareholder's share certificates under subsection (1) of this section retains all other rights of a shareholder until the proposed corporate action is effected.

(3) A shareholder who does not demand payment or deposit the shareholder's share certificates where required, each by the date set in the notice, is not entitled to payment for the shareholder's shares under this chapter.

[2002 c 297 § 39; 1989 c 165 § 146.]

Notes:

*Reviser's note: RCW 23B.13.220 was amended by 2009 c 189 § 44, changing subsection (2)(c) to subsection (3)(c).

23B.13.240
Share restrictions.

(1) The corporation may restrict the transfer of uncertificated shares from the date the demand for payment under RCW 23B.13.230 is received until the proposed corporate action is effected or the restriction is released under RCW 23B.13.260.

(2) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until the effective date of the proposed corporate action.

[2009 c 189 § 45; 1989 c 165 § 147.]

23B.13.250
Payment.

(1) Except as provided in RCW 23B.13.270, within thirty days of the later of the effective date of the proposed corporate action, or the date the payment demand is received, the corporation shall pay each dissenter who complied with RCW 23B.13.230 the amount the corporation estimates to be the fair value of the shareholder's shares, plus accrued interest.

(2) The payment must be accompanied by:

(a) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

(b) An explanation of how the corporation estimated the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's right to demand payment under RCW 23B.13.280; and

(e) A copy of this chapter.

[1989 c 165 § 148.]

23B.13.260
Failure to take corporate action.

(1) If the corporation does not effect the proposed corporate action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release any transfer restrictions imposed on uncertificated shares.

(2) If after returning deposited certificates and releasing transfer restrictions, the corporation wishes to effect the proposed corporate action, it must send a new dissenters' notice under RCW 23B.13.220 and repeat the payment demand procedure.

[2009 c 189 § 46; 1989 c 165 § 149.]

23B.13.270
After-acquired shares.

(1) A corporation may elect to withhold payment required by RCW 23B.13.250 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

(2) To the extent the corporation elects to withhold payment under subsection (1) of this section, after the effective date of the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter's demand. The corporation shall send with its offer an explanation of how it estimated the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under RCW 23B.13.280.

[2009 c 189 § 47; 1989 c 165 § 150.]

23B.13.280
Procedure if shareholder dissatisfied with payment or offer.

(1) A dissenter may deliver a notice to the corporation informing the corporation of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due, and demand payment of the dissenter's estimate, less any payment under RCW 23B.13.250, or reject the corporation's offer under RCW 23B.13.270 and demand payment of the dissenter's estimate of the fair value of the dissenter's shares and interest due, if:

(a) The dissenter believes that the amount paid under RCW 23B.13.250 or offered under RCW 23B.13.270 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated;

(b) The corporation fails to make payment under RCW 23B.13.250 within sixty days after the date set for demanding payment; or

(c) The corporation does not effect the proposed corporate action and does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.

(2) A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand under subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

[2009 c 189 § 48; 2002 c 297 § 40; 1989 c 165 § 151.]

23B.13.300
Court action.

(1) If a demand for payment under RCW 23B.13.280 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

(2) The corporation shall commence the proceeding in the superior court of the county where a corporation's principal office, or, if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled, parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(4) The corporation may join as a party to the proceeding any shareholder who claims to be a dissenter but who has not, in the opinion of the corporation, complied with the provisions of this chapter. If the court determines that such shareholder has not complied with the provisions of this chapter, the shareholder shall be dismissed as a party.

(5) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(6) Each dissenter made a party to the proceeding is entitled to judgment (a) for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or (b) for the fair value, plus accrued interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under RCW 23B.13.270.

[1989 c 165 § 152.]

23B.13.310
Court costs and counsel fees.

(1) The court in a proceeding commenced under RCW 23B.13.300 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under RCW 23B.13.280.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of RCW 23B.13.200 through 23B.13.280; or

(b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by chapter 23B.13 RCW.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

[1989 c 165 § 153.]

SUPERCLICK, INC.
PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of  SUPERCLICK, INC., a Washington corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement for the Special Meeting of Stockholders of Superclick, Inc. to be held on November 30, 2011 at 10:00 a.m., local time, at the Hyatt Regency Montreal, 1255 Jeanne-Mance, Montreal, Quebec, Canada H5B 1E5 and hereby appoints Jean Perrotti , its proxies and attorneys-in-fact, with full power of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders and at any postponements or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below. Such attorneys or substitutes as shall be present and shall act at said meeting or any adjournments or postponements thereof shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

All other proxies heretofore given by the undersigned to vote shares of Superclick, Inc.’s common stock are expressly revoked.

The Board of Directors recommends you vote FOR items 1, 2, 3 and 4.

1.	Proposal to amend Superclick, Inc.’s articles of incorporation:

(   ) FOR                                (   ) AGAINST                                           (   ) ABSTAIN

2.	Proposal to approve and adopt the Agreement and Plan of Merger, dated as of September 23, 2011, by and among AT&T Corp., SC Acquisition Co., and Superclick, Inc:

(   ) FOR                                (   ) AGAINST                                           (   ) ABSTAIN

3.
Proposal to approve various change of control payments which our named executive officers will or may be eligible to receive in connection with the merger. These payments are set forth in the table entitled “Golden Parachute Compensation”:

(   ) FOR                                (   ) AGAINST                                           (   ) ABSTAIN

4.
Proposal to approve any adjournments of the Special Meeting, if determined necessary or appropriate by Superclick, Inc., to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting, or at any adjournment or postponement of that meeting, to approve and adopt the Merger Agreement:

(   ) FOR                                (   ) AGAINST                                           (   ) ABSTAIN

In their discretion, the proxies are authorized to vote upon such other matter or matters which may properly come before the meeting or any postponements or adjournments thereof.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED THE PROXIES WILL HAVE THE AUTHORITY TO VOTE FOR ITEMS 1, 2, 3, AND 4 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy should be clearly marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Votes must be indicated by marking (x) in BLACK or BLUE ink. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

	☐	MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW
Dated:

Signature

Signature if held jointly

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com.